                       CERTIFICATION UNDER RULE 497(c)


May 6, 1999

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street NW
Washington, D.C.  20549

Re:  SAFECO Life Insurance Company ("SAFECO")
     SAFECO Resource Variable Account SL ("Registrant")
     1933 Act File No. 333-30329
     1940 Act File No. 811-04909

Commissioners:

Pursuant to paragraph (c) of Rule 497 of Regulation C, under the Securities Act of 1933, as amended, I hereby certify that the form of Prospectus dated April 30, 1999, for the above-captioned registrant that would have otherwise filed under paragraph (j) of Rule 497 materially differs from that contained in the most recent registration statement filed electronically on April 30, 1999, in the following manner:

1) Pagination of the Consolidated Financial Statements for SAFECO Life Insurance Company and Subsidiaries.

2) The Table of Contents references to the pages corresponding with item 1 above.

Please indicate receipt in the usual manner to the undersigned.

Sincerely,

/s/ William E. Crawford
------------------------------
William E. Crawford
Counsel

                                                                         PREMIER
                                                           ACCUMULATION LIFE-TM-
                                                             INDIVIDUAL FLEXIBLE
                                                           PREMIUM VARIABLE LIFE
                                                                INSURANCE POLICY
                                                                       issued by
                                                                 SAFECO SEPARATE
                                                                      ACCOUNT SL
                                                                             and
                                                           SAFECO LIFE INSURANCE
                                                                         COMPANY

     This prospectus describes the PREMIER Accumulation Life Individual Flexible
      Premium Variable Life Insurance Policy and contains important information.
       Please read it before investing and keep it on file for future reference.

      This prospectus has been filed with the Securities and Exchange Commission
  (SEC). The SEC maintains a website (http:\\www.sec.gov) that contains material incorporated by reference, and other information regarding registrants that file electronically with the SEC. Copies of the complete registration and other documents are available for review at the SEC Public Reference Room located at
     SEC Headquarters Office, 405 5th Street NW, Room 1024, Washington DC 20549.
                                                                 (202) 942-8090.

 You may request a free paper copy of this prospectus if you have received it in an electronic format, by calling us at (800) 426-7355 or writing us at: PO Box
                                                                           34690
                                                         Seattle, WA 98124-1690.

VARIABLE INSURANCE PRODUCTS FUND ("VIP")
     Managed by Fidelity Management & Research Company
          - VIP Money Market Portfolio
          - VIP High Income Portfolio
          - VIP Equity-Income Portfolio
          - VIP Growth Portfolio
          - VIP Overseas Portfolio

VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
     Managed by Fidelity Management & Research Company
          - VIP II Investment Grade Bond Portfolio
          - VIP II Asset Manager Portfolio
          - VIP II Index 500 Portfolio
          - VIP II Asset Manager: Growth Portfolio
          - VIP II Contrafund Portfolio

VARIABLE INSURANCE PRODUCTS FUND III ("VIP III")
     Managed by Fidelity Management & Research Company
          - VIP III Growth Opportunities Portfolio
          - VIP III Growth & Income Portfolio
          - VIP III Balanced Portfolio

LEXINGTON NATURAL RESOURCES TRUST
     Managed by Lexington Management Corporation
          - Lexington Natural Resources Trust

LEXINGTON EMERGING MARKETS FUND, INC.
     Managed by Lexington Management Corporation
          - Lexington Emerging Markets Fund, Inc.

SAFECO RESOURCE SERIES TRUST
     Managed by SAFECO Asset Management Company
          - RST Equity Portfolio
          - RST Growth Portfolio
          - RST Northwest Portfolio
          - RST Bond Portfolio
          - RST Small Company Portfolio

WANGER ADVISORS TRUST
     Managed by Wanger Asset Management, L.P.
          - Wanger U.S. Small Cap Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     Managed by American Century Investment Management, Inc.
          - VP Balanced
          - VP International

 INVESTMENT IN A VARIABLE LIFE INSURANCE POLICY IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

 NEITHER THE SEC OR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 DATED: APRIL 30, 1999

      ----------------------------------------------
TABLE OF CONTENTS                                   PAGE

      ----------------------------------------------

SUMMARY                                                   1

FEE TABLE                                                 3

PART I                                                    4

1.         THE POLICY                                     4
           Owner                                          4
           Insured                                        4
           Beneficiary                                    4
           Assignment                                     4

2.         PREMIUMS                                       4
           Allocation of Premium and Cash Value           4
           Accumulation Units                             4
           Policy Lapse and Grace Period                  5
           Reinstatement                                  5
           Right to Examine                               5

3.         INVESTMENT OPTIONS                             5
           Variable Investment Options                    5
           Fixed Account                                  6
           Transfers                                      6
           Scheduled Transfers                            6
           Substitution                                   6

4.         EXPENSES                                       6
           Insurance Charge                               6
           Monthly Charges                                6
           Surrender Charge                               7
           Premium Tax Charge                             7
           Income or Other Taxes                          7
           Portfolio Expenses                             7

5.         INSURANCE BENEFITS                             7
           Changes in the Face Amount of                  8
             Insurance and/or the Death Benefit
             Options
           Guaranteed Death Benefit Endorsement           8
           Extended Maturity Benefit Endorsement          8

6.         TAXES                                          9
           Life Insurance In General                      9
           Diversification                                9
           Tax Withholding                                9

7.         ACCESS TO YOUR MONEY                           9
           Loans                                          9
           Withdrawals                                   10
           SMART-TM- Distributions                       10
           Surrender                                     10
           Maturity Date                                 11
           Minimum Value                                 11

8.         OTHER INFORMATION                             11
           SAFECO Life                                   11
           Separate Account                              11
           General Account                               11
           Distribution (Principal Underwriter)          11
           Legal Proceedings                             11
           Right to Suspend Payments, Transfers,         11
             Loans, or Withdrawals
           Voting Rights                                 11
           Disregard of Voting Instructions              12
           Reduction of Charges or Additional            12
             Amounts Credited
           Reports to Policy Owners                      12
           Year 2000                                     12
           Internet Information                          12
           Experts                                       12
           Financial Statements                          12

PART II                                                  13
Executive Officers and Directors of SAFECO               13
  Life
Misstatement of Age or Sex                               13
SAFECO Life's Right to Contest                           13
Federal Tax Status                                       13
Advertising                                              15
Appendix A -- Financial Statements                      A-1
Appendix B -- Hypothetical Illustrations                B-1
Appendix C -- Illustrations                             C-1
Appendix D -- Standard and Poor's 500                   D-1
Appendix E -- Long Term Market Trends                   E-1
Appendix F -- Policy Diagram                            F-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus is divided into three parts, the Summary, Part I and Part II. The topics in this Summary correspond to sections in Part I of the Prospectus which discuss the topics in detail. Other important information is contained in
Part II.

---------------------------------------------------

THE POLICY
----------------------------------------------

The life insurance policy is an agreement between you, the owner, and SAFECO Life Insurance Company, ("SAFECO Life", "we" and "us"). In the policy we promise to pay a death benefit to the named beneficiary when the insured dies. The insured is the person covered under the policy. The owner can, but does not have to be, the same as the insured.

The policy can be used for insurance protection and estate planning, as well as to save for retirement and other long term financial goals. You should consider the policy in conjunction with other insurance you own. The policy is not suitable as a short-term investment.

You can choose among 23 variable investment portfolios and 1 fixed account. At any one time you can have money in 17 of these portfolios and the fixed account. The value of the portfolios can fluctuate up or down based on the performance of the underlying investments. Your investment in the portfolios is not guaranteed and you may lose money. The fixed account offers an interest rate guaranteed by SAFECO Life. Your choices for the various investment options are found in
Section 3.

Your earnings are based on the investment performance of the portfolios you select and/or the interest rate credited to the fixed account. Your earnings are generally not taxed unless you take them out.

The amount of money you are able to accumulate in your policy value determines the amount available for policy charges, loans, withdrawal or surrender, and may affect the death benefit.

---------------------------------------------------

PREMIUMS
----------------------------------------------

Premiums are the monies you give us to buy your policy. A medical examination and other information may be required before we accept premium. The initial premium is due before or when you receive your policy. You may vary the amount and the frequency of subsequent premiums as long as total premiums received do not disqualify the policy as life insurance under federal tax law.

You must pay enough premium or have sufficient money in your policy account to cover all policy charges or your policy will lapse.

---------------------------------------------------

INVESTMENT OPTIONS
----------------------------------------------

Not all portfolios listed below may be available for all policies. You can have money in up to 17 of available portfolios under the policy at any one time. Each portfolio is fully described in its accompanying prospectus.

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

  - VIP Money Market Portfolio

  - VIP High Income Portfolio

  - VIP Equity-Income Portfolio

  - VIP Growth Portfolio

  - VIP Overseas Portfolio

  - VIP II Investment Grade Bond Portfolio

  - VIP II Asset Manager Portfolio

  - VIP II Index 500 Portfolio

  - VIP II Asset Manager: Growth Portfolio

  - VIP II Contrafund Portfolio

  - VIP III Growth Opportunities Portfolio

  - VIP III Growth & Income Portfolio

  - VIP III Balanced Portfolio

MANAGED BY LEXINGTON MANAGEMENT CORPORATION

  - Lexington Natural Resources Trust

  - Lexington Emerging Markets Fund, Inc.

MANAGED BY SAFECO ASSET MANAGEMENT COMPANY

  - RST Equity Portfolio

  - RST Growth Portfolio

  - RST Northwest Portfolio

  - RST Bond Portfolio

  - RST Small Company Stock Portfolio

MANAGED BY WANGER ASSET MANAGEMENT, L.P.

  - Wanger U.S. Small Cap Portfolio

MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC

  - VP Balanced

  - VP International

Depending upon market conditions, you can make or lose money in any of these portfolios. You may also allocate money to the fixed account, which credits guaranteed interest.

---------------------------------------------------

EXPENSES
----------------------------------------------

The policy has insurance features and investment features, and there are costs related to each.

We deduct a Mortality and Expense Risk charge which equals .70% annually of the average daily value of the portion of your policy allocated to the portfolios. This is not charged on money allocated to the fixed account.

Each policy month we deduct an administration charge. During the first policy year the monthly administration charge is $25. After the first policy year, the charge drops to $5 per month.

Each policy month we deduct a cost of insurance charge from the policy value. This charge depends on the sex, age and risk classification of the insured, the amount of insurance coverage, and the cost of any additional benefits provided by riders to the policy.

If you surrender your policy or reduce the amount of insurance specified in your policy ("face amount") during the first ten policy years, we will deduct a surrender charge. The surrender charge will be the lesser of 50% for the first 6 years of the annual level premium required to keep the face amount of insurance in force, decreasing by 10% each year until it reaches 0% for years 11 or after, or 30% of the actual premium paid in the first year up to the annual level premium described above, plus 9% of all other premiums. If you request a reduction in face amount, the surrender charge applies on a pro rata basis.

We deduct a premium tax of up to 3.5% depending on the state.

There are also annual portfolio charges that vary depending upon the portfolios you select. In 1998, these expenses ranged from 0.30% to 2.08%.

Your policy could lapse if your surrender value is insufficient to cover any charges due. See Section 4 -- Expenses for a complete discussion of charges.

---------------------------------------------------

INSURANCE BENEFITS
----------------------------------------------

The policy has a face amount of insurance. The actual amount paid to the beneficiary at the insured's death depends on the death benefit option you select, either face amount or face amount plus policy value, and if there are any outstanding loans or charges. Withdrawals reduce the face amount of insurance by the amount of the withdrawal.

---------------------------------------------------

TAXES
----------------------------------------------

Your policy is designed to qualify as life insurance under applicable tax law. The death benefit is paid to the beneficiary free of federal income tax. Estate and other taxes may apply. Investment earnings are not taxed unless you take them out. Generally, you're allowed to withdraw your investment in the policy before withdrawing taxable earnings. If your policy is a modified endowment contract (MEC), loans and withdrawals are treated as distributions of taxable earnings first. A 10% tax penalty may also apply unless you're over age 59 1/2 or disabled. There are several ways your policy can become a MEC. We monitor the status of your policy and will advise you when you are about to perform a transaction that may cause it to become a MEC. You should consult your tax advisor to determine the impact MEC status will have on you before going forward with such a transaction.

Other events such as a policy lapse, surrender or reaching the maturity date during the life of the insured may also cause unintended tax consequences. This is only a summary. Tax laws are complex and subject to change. You are encouraged to seek advice from a competent tax advisor prior to purchasing this policy and periodically throughout your ownership of it.

---------------------------------------------------

ACCESS TO YOUR MONEY
----------------------------------------------

You may surrender your policy at any time and receive the surrender value. During the first ten policy years, you will be charged a surrender charge.

You may take some of your policy value as preferred loans, non-preferred loans, or, after the first policy year, withdrawals. Non-preferred loans are charged loan interest during the first ten policy years. Withdrawals and loans affect the policy value, investment performance, and the death benefit.

---------------------------------------------------

OTHER INFORMATION
----------------------------------------------

RIGHT TO EXAMINE. You may examine the policy and if for any reason you are not satisfied, you may cancel the policy by returning it to us with a written request for cancellation by the later of: (a) the 30th day after receipt; or (b) the 45th day after Part I of the application was signed. If you cancel the policy, SAFECO Life will refund an amount equal to the premium payments made under the policy.

TRANSACTIONS. You can initiate transfers or withdrawals as needed or schedule them in advance under the following strategies:

  - Dollar Cost Averaging: You may elect to automatically transfer a set amount from any investment option to any other investment options on a regular basis. This feature attempts to achieve a lower average cost per unit over time.

  - Portfolio Rebalancing: You may elect to have each portfolio rebalanced on a regular basis to maintain your specified allocation percentages.

  - SMART-TM- Distributions: After the second policy year, you may elect to take systematic withdrawals, loans, or a combination of both so that you receive a level stream of income over a time period you select. There may be tax consequences.

---------------------------------------------------

INQUIRIES
----------------------------------------------

If you need more information, please contact us at:

    SAFECO LIFE INSURANCE COMPANY
    15411 N.E. 51ST STREET
    REDMOND, WA 98052
    800-426-7355
    HTTP:\\WWW.SAFECO.COM

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SAFECO SEPARATE ACCOUNT SL FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The purpose of the Fee Table is to show you the various expenses you will incur directly and indirectly by investing in the policy. The Fee Table reflects the expenses of the Separate Account as well as the portfolios.

ADMINISTRATION CHARGE

        $25.00 each month for the first policy year.
        $5.00 each month thereafter.
--------------------------------------------------------------------------------

COST OF INSURANCE CHARGE

        This charge is based on the insured's sex, age and risk classification. The guaranteed maximum insurance cost rates for standard risks are based on the 1980 Commissioner's Standard Ordinary Mortality Table.
--------------------------------------------------------------------------------

SURRENDER CHARGE

        This charge is assessed if the policy is surrendered in the first 10 policy years. It will be the lesser of:

       - 50% of the required annual level premium for years 1 through 6, decreasing by 10% per year for years 7 through 10;
         or

       - 30% of the actual premium paid in the first year, up to the annual level premium, plus 9% of all other premiums.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SEPARATE ACCOUNT ANNUAL EXPENSES         Mortality and Expense Risk Charge          .70%
(as a percentage of average account
value)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     PORTFOLIO EXPENSES                                       Other Expenses
          (as a percentage of average net assets)                             (after expense
                                                              Management     reimbursement for       Total Annual
                                                                 Fees       certain Portfolios)   Portfolio Expenses
--------------------------------------------------------------------------------------------------------------------
Managed by Fidelity Management & Research Company (b)
        VIP Money Market Portfolio                                 .20%              .10%                 .30%
        VIP High Income Portfolio                                  .58%              .12%                 .70%
        VIP Equity-Income Portfolio                                .49%              .09%                 .58%
        VIP Growth Portfolio                                       .59%              .09%                 .68%
        VIP Overseas Portfolio                                     .74%              .17%                 .91%
        VIP II Investment Grade Bond Portfolio                     .43%              .14%                 .57%
        VIP II Asset Manager Portfolio                             .54%              .10%                 .64%
        VIP II Index 500 Portfolio (a)                             .24%              .11%                 .35%
        VIP II Asset Manager: Growth Portfolio                     .59%              .14%                 .73%
        VIP II Contrafund Portfolio                                .59%              .11%                 .70%
        VIP III Growth Opportunities Portfolio                     .59%              .12%                 .71%
        VIP III Growth & Income Portfolio                          .49%              .12%                 .61%
        VIP III Balanced Portfolio                                 .44%              .15%                 .59%

Managed by Lexington Management Corporation (a)
        Lexington Natural Resources Trust                         1.00%              .29%                1.29%
        Lexington Emerging Markets Fund, Inc.                      .85%             1.23%                2.08%

Managed by SAFECO Asset Management Company (a)
        RST Equity Portfolio                                       .74%              .04%                 .78%
        RST Growth Portfolio                                       .74%              .06%                 .80%
        RST Northwest Portfolio                                    .74%              .22%                 .96%
        RST Bond Portfolio                                         .74%              .09%                 .83%
        RST Small Company Stock Portfolio                          .85%              .10%                 .95%

Managed by Wanger Asset Management, L.P. (a)
        Wanger U.S. Small Cap Portfolio                            .96%              .06%                1.02%

Managed by American Century Investment Management, Inc. (a)
        VP Balanced (c)                                            .90%              .00%                 .90%
        VP International (c)                                      1.50%              .00%                1.50%

--------------------------------------------------------------------------------

(a) In some cases the fund advisers agree to waive or reimburse all or a portion of the portfolio expenses. For those portfolios where such an agreement exists, the expenses absent waiver or reimbursement would have been .98% for the RST Bond Portfolio, .99% for the RST Northwest and 1.18% for the RST Small Company Stock Portfolio; .28% for the VIP II Index 500 Portfolio. In addition, we have Fund Participation Agreements with each of the non-SAFECO fund managers that describe the administrative practices and responsibilities of the parties.

(b) A portion of the brokerage commissions certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for the VIP Equity-Income Portfolio; .66 % for the VIP Growth Portfolio; .89% for VIP Overseas Portfolio; .63% for the VIP II Asset Manager Portfolio; .66% for the VIP II Contrafund Portfolio; .72% for the VIP II Asset Manager: Growth Portfolio; .70% for the VIP III Growth Opportunities Portfolio; .60% for the VIP III Growth & Income Portfolio; .58% for the VIP III Balanced Portfolio.

(c) These portfolios charge their management fee based on the assets in the portfolio. The highest fees are shown in this table. See the portfolio prospectus for more detailed information

The above portfolio expenses were provided by the portfolios. We have not independently verified the accuracy of the information.

---------------------------------------------------

1. THE POLICY
----------------------------------------------

The Flexible Premium Variable Life Insurance Policy described in this prospectus is a contract between you, the owner, and SAFECO Life Insurance Company, ("SAFECO Life", "we" and "us"). While the policy is in force, we promise to pay a death benefit to the named beneficiary when the insured dies.

The policy is called "flexible" because you can vary the amount and frequency of premiums, choose between death benefit options, and increase or decrease the face amount of insurance.

The policy is called "variable" because you can choose among 23 variable investment portfolios in which you can make or lose money depending upon market conditions. The investment performance of the portfolio(s) you choose affects the value of your policy.

The policy also has a fixed account. Your money earns interest at a rate we set. The annual effective interest rate will never be less than 4% and is guaranteed for at least 12 months.

The policy benefits from tax deferral. While the insured is living, you pay no tax on policy earnings unless you take money out. When the insured dies, the death benefit is paid to your named beneficiary free from federal income tax.

OWNER

The owner of the policy is as shown on the policy application unless changed. You, as owner, may exercise all ownership rights under the policy.

INSURED

The insured is the person whose life is covered under the policy. The owner can, but does not have to be, the same as the insured.

BENEFICIARY

The beneficiary is the person or entity you choose to receive the death benefit when the insured dies.

ASSIGNMENT

You may assign the policy. The assignment will become effective when we receive written notification. Your rights and those of any other person under the policy are subject to the assignment. We are not responsible for the validity of any assignments. An absolute assignment will be considered a change of ownership.

---------------------------------------------------

2. PREMIUMS
----------------------------------------------

You may purchase the policy by delivering a check for the full initial premium made out to SAFECO Life to us directly or to your registered representative. The initial premium must be sufficient to cover all policy charges for a period of at least two months. Upon payment of the initial premium, we may provide temporary insurance, subject to a maximum amount.

The effective date of permanent insurance coverage is dependant upon the completion of all underwriting requirements, payment of the initial premium, and delivery of the policy while the insured is still living.

Additional premium payments may be made at any time while the policy is in force. We reserve the right to require satisfactory evidence of insurability before accepting any premium payment that would result in an increase in the net amount of coverage at risk. We will refund any portion of any premium payment we determine to be in excess of the premium limit established by law to qualify the policy as life insurance. We may also require any existing policy loans be repaid prior to accepting any additional premium payments. See "Loans" in
Section 7 -- Access to Your Money. Additional premium payments or other changes to the policy can jeopardize a policy's non-modified endowment status. We will monitor premiums paid and other policy transactions and will notify you when the non-modified endowment contract status is in jeopardy. See Section 6 -- Taxes.

ALLOCATION OF PREMIUM AND CASH VALUE.

You designate how your premiums are to be allocated when you apply for a policy. You may change the way future premiums are allocated by giving written notice to us. All percentage allocations must be in whole numbers, and must be at least 1%. The sum of the allocations must equal 100%. At the time a policy is issued, its cash value will be determined as if the policy had been issued and the initial premium was invested on the date we received it.

On the date your policy is effective, premiums are invested in the money market portfolio for 25 days. On the 26th day your money is allocated to the portfolios and/or the fixed account in accordance with your instructions. Any amounts allocated to the portfolios are effective and valued as of the next close of the New York Stock Exchange ("NYSE"). This is usually 4:00 p.m. eastern time. If for any reason the NYSE has closed for the day prior to our receipt of your money it will be valued as of the close of the NYSE on its next regular business day.

ACCUMULATION UNITS

The value of the variable portion of your policy will go up or down depending upon the investment performance of the portfolio(s) you choose. In order to keep track of this we use a unit of measure called an accumulation unit, which works like a share of a mutual fund.

We calculate the value of an accumulation unit, for each portfolio, after the NYSE closes each day by:

    1.  determining the total value of the particular portfolio;

    2.  subtracting from that amount insurance and other charges; and

    3. dividing this amount by the number of outstanding accumulation units of the particular portfolio.

The value of an accumulation unit may go up or down from day to day.

When you make premium payments or transfers into a portfolio, we credit your contract with accumulation units. Conversely, when you request a withdrawal or a transfer of money from a portfolio, accumulation units are liquidated. In either case, the increase or decrease in the number of your accumulation units is determined by taking the amount of the premium payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the transaction occurs.

   EXAMPLE: On Monday we receive a $1,000 premium payment from you before the NYSE closes. You have told us you want this to go to the RST Growth Portfolio. When the NYSE closes on that Monday, we determine that the value of an accumulation unit for the RST Growth Portfolio is $34.12. We then divide $1,000 by $34.12 and credit your policy on Monday night with 29.31 accumulation units for the RST Growth Portfolio.

POLICY LAPSE AND GRACE PERIOD

You must have enough money in your policy to cover the monthly deductions and any surrender charges. These are described in Section 4 -- Expenses. If you don't have enough money to cover these charges, we will send written notice to you and any assignee of record. A grace period of 61 days has begun as of the date notice was sent. We will tell you how much money (either a loan repayment or a premium payment) you need to send us to keep your policy in force. The amount will be enough to cover all the policy charges for three months.

If we don't receive this amount before the end of the grace period, we will send written notice to you and any assignee of record that your policy ended without value ("lapsed"). If the insured dies during the grace period, we will pay the death benefit to the beneficiary. The grace period provisions don't apply if the Guaranteed Death Benefit Endorsement is in effect. See Section 5 --
Insurance Benefits.

REINSTATEMENT

If your policy lapses, you have five years from the end of the grace period and while the insured is living, to request reinstatement of your policy. Reinstatement allows you to keep your original policy anniversary date and may or may not result in lower policy charges than you would incur under a new policy. To reinstate your policy you must:

  - provide us satisfactory evidence of insurability;

  - pay enough premium to cover policy charges for three months after the reinstatement date;

  - pay any indebtedness that existed at the end of the grace period; and

  - pay enough premium to cover the monthly deductions that were due during the grace period.

Unlike many companies, we do not ask you to pay premium for the period after the policy lapsed and before reinstatement, nor is there insurance coverage for this period. Coverage will be effective on the first policy monthly anniversary to occur on or after the date we approve your reinstatement application.

You may not reinstate a policy that you surrendered for policy value.

RIGHT TO EXAMINE

You may examine the policy and if for any reason you are not satisfied, you may cancel the policy by returning it to us with a written request for cancellation by the later of: (a) the 30th day after receipt; or (b) the 45th day after Part I of the application was signed. If you cancel the policy, SAFECO Life will refund an amount equal to the premium payments made under the policy.

---------------------------------------------------

3. INVESTMENT OPTIONS
----------------------------------------------

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

  - VIP Money Market Portfolio

  - VIP High Income Portfolio

  - VIP Equity-Income Portfolio

  - VIP Growth Portfolio

  - VIP Overseas Portfolio

  - VIP II Investment Grade Bond Portfolio

  - VIP II Asset Manager Portfolio

  - VIP II Index 500 Portfolio

  - VIP II Asset Manager: Growth Portfolio

  - VIP II Contrafund Portfolio

  - VIP III Growth Opportunities Portfolio

  - VIP III Growth & Income Portfolio

  - VIP III Balanced Portfolio

MANAGED BY LEXINGTON MANAGEMENT CORPORATION

  - Lexington Natural Resources Trust

  - Lexington Emerging Markets Fund, Inc.

MANAGED BY SAFECO ASSET MANAGEMENT COMPANY

  - RST Equity Portfolio

  - RST Growth Portfolio

  - RST Northwest Portfolio

  - RST Bond Portfolio

  - RST Small Company Stock Portfolio

MANAGED BY WANGER ASSET MANAGEMENT, L.P.

  - Wanger U.S. Small Cap Portfolio

MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

  - VP Balanced

  - VP International

Not all portfolios listed above may be available for all policies. You can have money in up to 17 of these available portfolios and the fixed account at any one time. Additional portfolios may be available in the future. The portfolios are not offered directly to the public but are available to life insurance companies as investment options for variable annuity and variable life insurance contracts. The performance for these portfolios may differ substantially from publicly traded mutual funds with similar names and objectives.

   EACH PORTFOLIO HAS ITS OWN INVESTMENT OBJECTIVE. YOU SHOULD READ THE PROSPECTUSES FOR THESE PORTFOLIOS CAREFULLY BEFORE INVESTING. COPIES OF THESE PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND MAY INCLUDE INFORMATION ON OTHER PORTFOLIOS NOT AVAILABLE UNDER THIS POLICY.

FIXED ACCOUNT

The policy also offers a fixed account with interest rates that are set and guaranteed by SAFECO Life for at least 12 months. Annual effective guaranteed interest rates will never be less than 4%.

TRANSFERS

You can transfer money among the 23 portfolios and the fixed account free of charge. You can have money in a maximum of 17 portfolios at any one time. Transfers to or from the portfolios will take effect on the next close of the NYSE after we receive the request. Amounts equal to loans and loan interest are not available for transfer.

We will accept transfers by signed written request or by telephone. Each transfer must identify:

  - your policy;

  - the amount of the transfer; and

  - which investment options are affected.

Transfers by telephone will be accepted if we have properly signed authorization on record. You may authorize someone else to make transfers by telephone on your behalf. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We tape record all telephone instructions.

We reserve the right to limit transfers from the fixed account in the following manner:

  - postpone the transfer for 30 days;

  - reduce the amount of the transfer to not more than 25% of the amount available for transfer in the fixed account; and

  - limit the total number of transfers to one per policy year. If limited, the transfer will be effective on the policy anniversary after the date we receive it.

We reserve the right to modify, suspend or terminate transfer privileges at any time.

SCHEDULED TRANSFERS

You can initiate the following scheduled transfers among your investment options free of charge. Once started, these scheduled transfers will continue until you instruct us to stop or all money has been transferred out of the "source" investment option.

DOLLAR COST AVERAGING. This strategy is designed to achieve a lower average cost per unit over time. It does not assure a profit nor protect against a loss. Investing should continue at a consistent level in both market ups and downs. You can systematically transfer set amounts each month or quarter from any portfolio or the fixed account to any of the other portfolios.

PORTFOLIO REBALANCING. After your money has been invested, the performance of the portfolios may cause the percentage in each portfolio to change from your original allocations. You can instruct us to adjust your investment in the portfolios to maintain a predetermined mix on a quarterly, semi-annual or annual basis. Portfolio Rebalancing can be used with Dollar Cost Averaging.

SUBSTITUTION

If any shares of the portfolios are no longer available, or if in our view no longer meet the purpose of the policy, it may be necessary to substitute shares of another portfolio. We will seek prior approval of the SEC and give you notice before doing this.

---------------------------------------------------

4. EXPENSES
----------------------------------------------

There are charges and other expenses associated with the policy that reduce the return on your investment in the policy. These charges and expenses are:

INSURANCE CHARGE

We make a daily deduction for the mortality and expense risk charge. This is done as a part of our calculation of accumulation unit value. This charge is equal, on an annual basis, to .70% of the average daily net asset value of each portfolio. This charge helps pay for insurance benefits (the death benefit) and for the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the policy. If the charges under the policy are not sufficient, then we will bear the loss. If the charges are more than sufficient, we will retain the excess. The rate of the mortality and expense risk charge will not be increased.

MONTHLY CHARGES

We deduct the following charges from your policy value monthly:

  - the monthly cost of insurance;

  - the monthly cost of additional benefits provided by riders; plus

  - the monthly administration charge.

MONTHLY COST OF INSURANCE. The monthly cost of insurance charge varies from policy to policy and from month to month. We determine the charge by multiplying the monthly cost of insurance rate times the amount of the death benefit that is covered by insurance. The monthly cost of insurance rate is based on:

  - the insured's age;

  - gender, if permitted by law;

  - risk classification; and

  - the policy's duration.

Monthly cost of insurance rates will not exceed those guaranteed in the policy and will not be increased more than once in any 12-month period. The guaranteed maximum insurance cost rates for standard risks are based on the Commissioner's Standard Ordinary Mortality Table.

The risk class of an insured, including age and gender, may affect the cost of insurance rate. A preferred risk class is available to smokers and non-smokers who we determine have a better than average mortality.

For a better understanding of how the cost of insurance and other charges affect policy values, you should request a personalized illustration from your registered representative.

MONTHLY COST OF ADDITIONAL BENEFITS. The monthly cost of any additional benefits provided by riders under this policy is shown in the policy.

MONTHLY ADMINISTRATION CHARGE. During the first policy year the administration charge is $25 per month. For policy years after the first, the charge drops to a current charge of $5 per month. The maximum administrative charge will not exceed $8.00 per month. We do not expect to profit from this charge.

SURRENDER CHARGE

Unlike many other life insurance policies, there is no charge on withdrawals while this policy remains in force. There is a surrender charge during the first ten policy years if you:

  - request a reduction in the face amount of insurance;

  - surrender the policy for value; or

  - allow the policy to lapse.

If you increase your face amount, a new surrender charge and a new ten-year period will apply to the amount of the increase. If you request a reduction in face amount, we will deduct a pro rata surrender charge from your policy value.

The surrender charge will be the lesser of:

a) 50% during the first six policy years of an amount equal to one annual premium (calculated as if you paid level premiums until the insured age 95 and assuming an annual effective return of 5%), decreasing by 10% each year until there is no surrender charge for years eleven and later; or

b) 30% of actual premiums received during the first policy year up to an amount equal to the annual level premium described above, plus 9% of all other premium paid and less the amount of any pro rata surrender charge previously made under the policy.

A table of the surrender charge amount you would pay under the method described in (a) above, is shown in the "Table of Surrender Charges" in the policy. Your surrender charge would be less than this amount if the surrender charge calculated under the method described in (b) were less. In some cases you can minimize the amount of the surrender charge by limiting the amount of premium you pay in the first year. However, this could affect the death benefit, reduce policy values, and increase the risk of lapse. Your registered representative can provide you with a hypothetical illustration of policy values based on planned premiums and which includes the surrender charge.

The surrender charge is for expenses incurred in connection with the promotion, sale and distribution of the policies. If the surrender charge is insufficient, excess amounts resulting from the mortality and expense risk charge may be used to recover these expenses. We may reduce or eliminate the amount of the surrender charge when the policy is sold under circumstances which reduce our sales expense. See Section 8 -- Other Information.

PREMIUM TAX CHARGE

States and other governmental entities (e.g., municipalities) may charge premium taxes ranging from 0% to 3.5%. These taxes vary by state and are subject to change. Based on your state of residence, we deduct the applicable tax from your premium before allocating amounts to the portfolios or to the fixed account in accordance with your instructions. Generally, references to allocations of premiums in this prospectus reflect the deductions made to cover this tax.

INCOME OR OTHER TAXES

Currently we do not pay income or other taxes on earnings attributable to your policy. However, if we ever incur such taxes, we reserve the right to deduct them from your policy.

PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of the various portfolios. These expenses are summarized in the Fee Table of this prospectus. For more detailed information, you should refer to the enclosed portfolio prospectuses.

---------------------------------------------------

5. INSURANCE BENEFITS
----------------------------------------------

The primary purpose of the policy is to provide death benefit protection on the life of the insured. You select the face amount of insurance and death benefit option "A" or "B" on your policy application. Face amount of insurance is the fixed portion of a death benefit that you want the beneficiary to receive. Under option "A" the death benefit equals the face amount on your insurance policy. Gains in your policy value reduce the amount of insurance coverage you pay for without changing the amount of the death benefit. Under option "B" the death benefit equals the face amount on your insurance policy, plus your policy value. The amount of insurance coverage you pay for stays the same, but the death benefit may be greater than the face amount, depending on performance.

Upon receipt of proof that the insured died while the policy was in force, we will pay the death proceeds to the beneficiary in a lump sum or under an optional method of payment provided by the policy and that you or the beneficiary select. The death proceeds equal:

  - the death benefit under the policy; plus

  - any benefits due from riders; less

  - any loans and loan interest; and less

  - any overdue charges if the insured dies during the grace period.

Whether you choose the death benefit under "A" or "B", we guarantee that the death benefit under the option you select will never be less than the applicable percentage of your policy value. Sample ages and percentages are shown below.

-----------------------------------
Insured's age at
the beginning of     Percentage of
 the policy year    policy value as
in which insured    of the date of
      dies.             death.
-----------------------------------
  40 and under           250%
-----------------------------------
       45                215%
-----------------------------------
       50                185%
-----------------------------------
       55                150%
-----------------------------------
       60                130%
-----------------------------------
       65                120%
-----------------------------------
       70                115%
-----------------------------------
      75-90              105%
-----------------------------------
       95                100%
-----------------------------------

CHANGES IN THE FACE AMOUNT OF INSURANCE AND/OR THE DEATH BENEFIT OPTIONS

After the first policy year you can request changes in the face amount of insurance or the death benefit option by writing to us. Increases in the face amount of insurance must be at least $10,000. The insured must be under age 80 and provide proof of insurability. Decreases in the face amount of insurance during the first ten policy years have a surrender charge. See Section 4 -- Expenses. Changes take effect on the first monthly anniversary on or after we approve the change. We may decline to make a change that would decrease your face amount of insurance to less than the minimum amount that we would issue on a new policy or if it would disqualify your policy as life insurance under tax law. See Section 6 -- Taxes.

GUARANTEED DEATH BENEFIT ENDORSEMENT

You receive a Guaranteed Death Benefit Endorsement with your policy if:

  - the endorsement is approved by your state;

  - your policy is issued with standard or preferred rates; and

  - your policy does not have an increasing premium additional term rider.

The endorsement guarantees that your policy will not lapse prior to the end of the policy year that the insured turns age 80, as long as premium requirements are met. This protects your insurance coverage if your policy value drops below the amount normally required to keep your policy in force. There is no charge for this endorsement, but a minimum level of monthly premium is required to keep the endorsement in force. This minimum is shown in your policy and will not change unless your policy changes.

The endorsement will lapse if the total premiums paid, less any withdrawals, loan, and loan interest, is less than the sum of monthly guaranteed death benefit premiums required since policy issue. You will then have 61 days to pay the required premium or the endorsement will terminate and cannot be reinstated.

If you choose not to pay the minimum required premium and the endorsement terminates, your policy will continue in force as long as you have enough money in the policy to cover the monthly deductions and any surrender charges. See "Policy Lapse and Grace Period" in Section 2 -- Premiums.

EXTENDED MATURITY BENEFIT ENDORSEMENT

The policy matures on the policy anniversary following the insured's 95th birthday. See Section 7 -- Access to Your Money for a discussion of the Maturity Date. You can extend the maturity date of your policy until the death of the insured if the Extended Maturity Benefit Endorsement was approved for use in your state at the time your policy was issued. There is no charge for this endorsement. The endorsement is not effective unless we receive your irrevocable election to use the benefit in writing and prior to the maturity date.

Under the endorsement and as of the maturity date:

  - we transfer money in the portfolios to the fixed account as of the next close of the NYSE;

  - all riders on the policy terminate; and

  - cost of insurance charges are no longer deducted.

On the death of the insured, the death benefit under the endorsement is equal to the policy value less existing loans, and loan interest. The tax consequences of extending the maturity date past age 95 are unclear. You should consult your personal tax advisor before extending the policy maturity date.

---------------------------------------------------

6. TAXES
----------------------------------------------

This section discusses how federal income tax applies to life insurance policies in general. This information is not complete and is not intended as tax advice. Tax laws and their interpretations are complex and subject to change. No attempt is made to discuss state or other tax laws. SAFECO Life does not guarantee the tax treatment of any policy or any transaction involving a policy. You should consult a competent tax adviser about your individual circumstances.

LIFE INSURANCE IN GENERAL

If your policy meets certain tests under the Internal Revenue Code of 1986, as amended ("Code"), it will be treated as life insurance for federal tax purposes. Death proceeds payable under a life insurance policy when the insured dies are not taxed to the beneficiary. We will monitor compliance of your policy with these tests.

If your life insurance policy is also a modified endowment contract (you have a higher ratio of cash value to insurance protection), amounts you take out while the insured is living, including loans and collateral assignments, may be subject to income tax. There may be a 10% tax penalty on the taxable amount taken before age 59 1/2 unless you are disabled as defined by the Code or another exception applies.

A surrender or termination of the policy by lapse may have tax consequences if the surrender value plus outstanding loans and loan interest is greater than premiums paid into the policy. If the insured is alive on the maturity date and you have not elected the extended maturity option in writing, you may have to pay federal income tax on the policy value (including outstanding loan amounts) that are attributable to earnings in the portfolios or interest in the fixed account.

Ownership of a life insurance policy or receipt of policy proceeds before or after the death of the insured, may result in federal taxes such as income, estate, gift, or generation - skipping transfer tax, as well as state and local taxes such as inheritance or income tax. Tax consequences depend on your or your beneficiary's individual circumstances. You should consult your personal tax advisor regarding the tax treatment of a life insurance policy that you own.

Changes in federal and state tax law or in the interpretation of current tax law could adversely affect the tax treatment of your policy and policy proceeds.

DIVERSIFICATION

Variable life insurance policies receive tax deferral while the insured is living as long as investment in the portfolios meet diversification standards set by Treasury Regulations. This favorable tax treatment allows you to select and make transfers among portfolios without paying income tax unless you take money out.

We believe the portfolios offered under this policy are being managed to comply with existing standards. To date, neither Treasury Regulations nor the Code give specific guidance as to the circumstances under which your policy might lose its tax favored status as life insurance because of the number and type of portfolios you can select from, and the extent to which you can make transfers. If issued, such guidance could be applied either prospectively or retroactively. Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.

TAX WITHHOLDING

Generally, while the insured is living, federal income tax is withheld from the taxable portion of proceeds at a rate of 10%. Typically, you may elect not to have income taxes withheld or to have withholding done at a different rate.

---------------------------------------------------

7. ACCESS TO YOUR MONEY
----------------------------------------------

You can access money in your policy in the following ways:

  - by taking loans against your policy value;

  - by requesting withdrawals after the first policy year;

  - by taking SMART-TM- distributions (beginning after the second policy year);

  - by surrendering your policy for value;

  - by receiving the surrender value if the insured is alive on the maturity date; or

  - when a death benefit is paid to your beneficiary. See Section 5 -- Insurance Benefits.

LOANS

You may take loans in any amount up to 90% (or other maximum required by your state), of your policy surrender value by writing to us. Loaned amounts do not participate in earnings from the portfolios or receive higher interest rate guarantees in the fixed account. For this reason loans, whether or not repaid, have a permanent affect on the amount of money you are able to accumulate in your policy. Unless you tell us differently, we will deduct loan amounts from the portfolios and the fixed account in the same proportion as we take monthly deductions. If this is not possible, we deduct loan amounts on a pro rata basis from the investment options. Once we receive your request, the loan will be effective as of the next close of the NYSE. Loan amounts are not available for withdrawal or surrender.

Loan amounts are credited with interest at a minimum annual effective rate of 4%. Loan amounts are also charged interest. The interest rate charged on new and existing loans is set each policy anniversary, subject to a maximum rate that is the greater of:

  - Moody's Corporate Bond Yield Average for the calendar month that ends two months before your policy anniversary date; or

  - 5%.

The cost of a loan is equal to the difference, if any, between the interest rate we credit and the interest rate we charge on the loan amount. Loans that are credited and charged at the same interest rate have no cost. There is no cost to you on new and existing loans that do not exceed the total investment gain in your policy, less policy charges and existing loan amounts, or on any new or existing loans after the tenth policy year. During the first ten policy years, we call these no-cost loans "preferred". To determine what loan amount is currently available to you on a preferred basis, add the amount of any withdrawals you have taken to your current policy value and then subtract all premiums paid.

The current loan interest rate charged on non-preferred loans under the policy is an annual effective rate of 6%. The annual effective interest rate credited on the loan amount is 4%. This results in an annualized cost to you of 2% for non-preferred loans. Changes in the loan interest rate we charge will never be less than 0.5% up or down. We will notify you in advance of any change in the cost of your loan.

Loan interest is payable in advance on the date of the loan and on each subsequent policy anniversary until the loan is repaid. Loan interest that is not paid on the date due increases your loan amount and is charged loan interest. During the first ten policy years, loans will be reallocated as preferred or non-preferred once a year on the policy anniversary. If the unloaned portion of your policy value experienced gains during the 12-month period prior to your policy anniversary, a greater portion of existing loan amounts may be preferred during the next policy year. If your policy value experienced losses during this period, a greater portion of existing loans may be non-preferred and result in a cost to you if you do not repay the loan.

Loan payments of $50 or more may be made at anytime while the insured is living and the policy is in force. When a loan is outstanding, we consider any money you give us, other than by electronic funds transfer, to be a loan payment unless clearly marked otherwise. Unless you tell us differently, loan payments are allocated to the portfolios and/or the fixed account in accordance with your current premium allocations on file. Non-preferred loans are repaid first. Loan payments are not considered additional premium under the policy.

Loans allow you to access money in your policy at little or no cost and are tax-free, unless your policy is a modified endowment contract. See Section 6 -- Taxes. However, loans reduce the number of accumulation units in the portfolios and/or the value in the fixed account. Loans increase your risk that:

  - you will not accumulate enough policy value to meet your future financial needs;

  - your policy will lapse;

  - the Guaranteed Death Benefit Endorsement will terminate;

  - your beneficiary will receive less money.

WITHDRAWALS

After the first policy year, you can take money out by writing to us. There is no minimum withdrawal amount. The maximum withdrawal amount is equal to your policy surrender value less policy charges for three months.

Unless you tell us differently, we will take withdrawals from the portfolios and the fixed account in the same proportion as we take monthly deductions or, if this is not possible, on a pro rata basis from the investment options. Once we receive your request, withdrawals from the portfolios will be effective as of the next close of the NYSE.

Unlike many other policies, there is no charge on withdrawals as long as your policy remains in force. However, withdrawals reduce the number of accumulation units in the portfolios and/or the value of the fixed account and may have tax consequences. See Section 6 -- Taxes. Withdrawals lower the face amount of insurance on your policy dollar for dollar and increase the risk that:

  - you will not accumulate enough policy value to meet your future financial needs;

  - your policy will lose its current tax status;

  - your policy will lapse;

  - the Guaranteed Death Benefit Endorsement will terminate;

  - your beneficiary will receive less money.

We may refuse any withdrawal request that reduces the face amount below the minimum we require for policy issue or that would disqualify the policy as life insurance under tax law.

SMART-TM- DISTRIBUTIONS

After the second policy year, you can take money out electronically through systematic withdrawals, loans or a combination of both so that you receive a level stream of income over a period of time you select. The distributions must satisfy applicable requirements for taking withdrawals or loans and may be modified to ensure that insurance coverage remains in force. These distributions have the same risks as random loans and withdrawals. All or some of these distributions may be subject to current tax and tax penalties. See Section 6 -- Taxes.

SURRENDER

You may end the insurance coverage under this policy and receive the surrender value at any time by sending written instruction and the policy to us while the insured is living. A surrender charge will apply during the first ten policy years and for ten years following any increase in face amount. See Section 4 -- Expenses. The surrender value may be subject to current tax and tax penalties. See Section 6 -- Taxes.

MATURITY DATE

The policy matures on the policy anniversary following the insured's 95th birthday. If the insured is alive on the maturity date, the policy terminates and you receive the policy surrender value in a lump sum or alternate payment option provided by your policy and that you select. Current tax may apply. Under some circumstances the maturity date may be extended until the death of the insured. See Section 5 -- Insurance Benefits for a discussion of the Extended Maturity Benefit Endorsement.

MINIMUM VALUE

If the surrender value of your policy (policy value less surrender charges and outstanding loan amounts), is too low to pay the monthly policy charges or loan interest that is due, insurance coverage will end and your policy will lapse without value. See Section 2 -- Premiums for information on policy lapse and reinstatement.

---------------------------------------------------

8. OTHER INFORMATION
----------------------------------------------

SAFECO LIFE

SAFECO Life was incorporated as a stock life insurance company under Washington law on January 23, 1957. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York. We are a wholly owned subsidiary of SAFECO Corporation which is a holding company whose subsidiaries are primarily engaged in insurance and financial service businesses.

SEPARATE ACCOUNT

We adopted a Board Resolution to establish SAFECO Separate Account SL ("Separate Account") under Washington law on November 6, 1986. The Separate Account holds the assets that underlie policy values invested in the portfolios. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Under Washington law, the assets in the Separate Account are the property of SAFECO Life. However, assets in the Separate Account that are attributable to policies are not chargeable with liabilities arising out of any other business we may conduct. Income, gains and losses (realized and unrealized), resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of SAFECO Life. Promises we make in the policy are general corporate obligations of SAFECO Life and are not dependent on assets in the Separate Account.

GENERAL ACCOUNT

If you put your money into the fixed account, it goes into SAFECO Life's general account. The general account is made up of all of SAFECO Life's assets other than those attributable to separate accounts. All of the assets of the general account are chargeable with the claims of any of our policy owners as well as our creditors. The general account invests its assets in accordance with state insurance law.

We are not required to register the fixed account or any interests therein, with the SEC. For this reason, SEC staff has not reviewed disclosure relating to the fixed account. However, such disclosure may be subject to general provisions in federal securities laws that relate to accuracy and completeness of statements made in the prospectus.

DISTRIBUTION (PRINCIPAL UNDERWRITER)

The policies are underwritten by SAFECO Securities, Inc. ("SSI"). They are sold by individuals who, in addition to being licensed to sell variable life insurance for SAFECO Life, are also registered representatives of broker-dealers who have a current sales agreement with SSI. SSI is an affiliate of SAFECO Life and is located at 10865 Willows Road NE, Redmond, Washington 98052. It is registered as a broker-dealer with the SEC under the Securities Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No amounts are retained by SSI for acting as principal underwriter for SAFECO Life policies.

The commissions paid to registered representatives on the sale of policies are not more than 60% of premiums paid during the first year nor more than 2% during years after the first. In addition, commissions, allowances and bonuses may be paid to registered representatives and/or other distributors of the policies. A bonus dependent upon persistency is one type of bonus that may be paid.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account or its principal underwriter SSI is a party. SAFECO Life is engaged in various kinds of litigation which, in the opinion of SAFECO Life, are not of material importance in relation to the total capital and surplus of SAFECO Life.

RIGHT TO SUSPEND TRANSFERS, LOANS, WITHDRAWAL, OR SURRENDER

We may be required to suspend or postpone payment of transfers, loans, withdrawals or surrender from the portfolios for any period of time when:

  - the NYSE is closed (other than customary weekend or holiday closings);

  - trading on the NYSE is restricted;

  - an emergency exists such that disposal of or determination of the value of the portfolio shares is not reasonably practicable; or

  - the SEC, by order, so permits for your protection.

Additionally, we reserve the right to defer payment of transfers, loans, withdrawals, or surrender from the fixed account for the period permitted by law, but not for more than six months.

VOTING RIGHTS

SAFECO Life is the legal owner of the portfolios' shares. However, when a portfolio solicits proxies in conjunction with a shareholder vote, we are required to ask you for instructions as to how to vote those shares. All shares are voted in the same proportion as the instructions we received. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

SAFECO Life may, when required to do so by state insurance authorities, vote shares of the funds without regard to instructions from owners if such instructions would require the shares to be voted to cause any portfolio to make (or refrain from making), investments which would result in changes in the sub-classification or investment objectives of the portfolio. SAFECO Life may also disapprove changes in the investment policy initiated by the owners or trustees of the funds, if such disapproval is reasonable and is based on a good faith determination by SAFECO Life that the change would violate state or federal law or the change would not be consistent with the investment objectives of the portfolios or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable policies offered by SAFECO Life or of an affiliated life insurance company. In the event that SAFECO Life does disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to owners.

REDUCTION OF CHARGES OR ADDITIONAL AMOUNTS CREDITED

Under some circumstances we may expect to experience lower costs or higher revenues associated with issuing and administering certain policies. For example, sales expenses are expected to be less when policies are sold to a large group of individuals. Under such circumstances we may pass a portion of these anticipated savings on to you by reducing certain policy charges (including the surrender charge) or crediting additional fixed account interest.

We may also take such action in connection with policies sold to our officers, directors, and employees and their family members, employees of our affiliates and their family members, and registered representatives and employees of broker-dealers that have a current selling agreement with us. In each circumstance such actions will be reasonably related to the savings or revenues anticipated and will be applied in a non-discriminatory manner. These actions may be withdrawn or modified by us at any time.

REPORTS TO POLICY OWNERS

We send you semi-annual and annual reports of the portfolios. We also send you quarterly statements about your policy which, taken together, provide you with an annual statement of your policy each policy year. Statements include information about:

  - the death benefit;

  - policy values including surrender value;

  - policy charges;

  - loan amounts including loan interest;

  - premiums paid during the year; and

  - investment performance.

YEAR 2000

Like other insurance, mutual fund, financial and business organizations, and individuals around the world, SAFECO Life and the Separate Account could be adversely affected if the computer systems used by SAFECO Life, its principal underwriter, underlying mutual fund managers and investment advisers, or other companies that provide services to the Separate Account do not properly process and calculate date related information from and after January 1, 2000. This is commonly called the "year 2000 problem." SAFECO Life is taking steps it believes are reasonably designed to address the year 2000 problem with respect to the computer systems that each of them uses and to obtain satisfactory assurances that comparable steps are being taken by each of SAFECO Life's other major service providers. It is not anticipated that the Separate Account will incur any charges or that there will be any difficulties in accurate and timely reporting resulting from the change in year from 1999 to 2000. However, with approximately 90% of its systems year 2000 ready, SAFECO Life is currently developing business continuity plans for year 2000 contingencies.

INTERNET INFORMATION

You can find more information about the PREMIER Accumulation Life Flexible Premium Variable Life Insurance Policy as well as other products and financial services offered by SAFECO companies on the Internet at http://www.SAFECO.com. This website is frequently updated with new information and can help you locate a representative near you. If you already own a PREMIER Accumulation Life policy you can obtain specific information about your policy and additional online services.

The SEC also maintains a website at
http://www.sec.gov, which contains a copy of the Separate Account's most recent registration statement and general consumer information.

EXPERTS

The financial statements of SAFECO Separate Account SL and SAFECO Life Insurance Company and Subsidiaries, appearing in Appendix A to this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of SAFECO Separate Account SL and SAFECO Life Insurance Company and Subsidiaries, should be considered only as bearing upon our ability to meet our obligations under the policy. They should not be considered as bearing upon the investment experience of the portfolios.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    PART II
                                MORE INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS AND DIRECTORS OF SAFECO LIFE

OFFICERS:
   Roger H. Eigsti         Chairman of the Board
   Randall H. Talbot       President
   James T. Flynn          Vice President,
                           Controller and Assistant
                           Secretary
   Roger F. Harbin         Executive Vice President
                           and Actuary
   Michael J. Kinzer       Vice President and Chief
                           Actuary
   Rod A. Pierson          Senior Vice President and
                           Secretary

DIRECTORS:
   Donald S. Chapman       Director
   Boh A. Dickey           Director
   Roger H. Eigsti         Director
   Rod A. Pierson          Director
   James W. Ruddy          Director
   Ronald L. Spaulding     Director
   Randall H. Talbot       Director
   W. Randall Stoddard     Director
   Dale E. Lauer           Director

*The business address for Messrs. Talbot, Flynn, Harbin, and Kinzer is 15411 N.E. 51st Street, Redmond, Washington 98052. The business address for Messr. Spaulding is 601 Union Street, Suite 2500, Seattle, Washington 98101. The business address for Messr. Lauer is 500 N. Meridian Street, Indianapolis, IN 46204. The business address for all other individuals listed is SAFECO Plaza, Seattle, Washington 98185.

All of the officers and directors listed above have acted in the capacities shown above for at least the last five years except Messer's Talbot, Harbin, and Lauer. Mr. Talbot was president and chief executive officer of Talbot Financial Corporation from 1994 until accepting his current position. Talbot Financial Corporation, an affiliate of SAFECO Life, is a holding company for insurance agencies marketing insurance products and other financial services. Mr. Harbin previously held the positions of senior vice president for SAFECO Life's annuities division since 1992 and has been executive vice president of SAFECO Life's broker dealer since 1998. Mr. Lauer has held the position of vice president of commercial lines underwriting for SAFECO Property and Casualty Companies since 1992 and senior vice president since 1997.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured has been incorrectly stated, the death benefit and any benefits provided by riders will be adjusted to reflect the death benefit that would have been purchased at the correct age or sex using the cost of insurance rate in effect when the policy was issued.

SAFECO LIFE'S RIGHT TO CONTEST

SAFECO Life cannot contest the validity of the policy except in the case of fraud after it has been in effect during the insured's lifetime for two years from the policy date or, with regard to an increase in insurance coverage, two years from the effective date of that increase. If the policy is reinstated, the two-year period is measured from the date of reinstatement. If the insured commits suicide within two years of the policy date, or such period as specified in state law, the benefit is limited to a return of premiums adjusted for loans, withdrawals, and investment experience, gain or loss, in the portfolios.

FEDERAL TAX STATUS

NOTE: The following description is based upon SAFECO Life's understanding of current federal income tax law applicable to life insurance in general. SAFECO Life cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), defines the term "life insurance contract" for purposes of the Code. SAFECO Life believes that the policies to be issued will qualify as "life insurance contracts" under Section 7702. SAFECO Life does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations.

INTRODUCTION: The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon SAFECO Life's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

SAFECO Life is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from SAFECO Life and its operations form a part of SAFECO Life.

DIVERSIFICATION: Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the policy as a life insurance contract would result in imposition of federal income tax on the owner with respect to earnings allocable to the policy prior to the receipt of payments under the policy. The Code contains a safe harbor provision which provides that life insurance policies such as the policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which establish diversification requirements for the investment portfolios underlying variable contracts such as the policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

SAFECO Life intends that each investment portfolio underlying the policies will be managed by the managers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the Separate Account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account. Due to the uncertainty in this area, SAFECO Life reserves the right to modify the policy in an attempt to maintain favorable tax treatment.

TAX TREATMENT OF THE POLICY: The policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires the use of reasonable mortality and other expense charges. In establishing these charges, SAFECO Life has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a policy issued on a substandard risk basis and thus it is even less clear whether a policy issued on such basis would meet the requirements of Section 7702 of the Code.

While SAFECO Life has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with SAFECO Life's interpretations of Section 7702 that were made in determining such compliance. In the event the policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the policy.

POLICY PROCEEDS: The tax treatment accorded to loan proceeds and/or withdrawals or surrenders from the policies will depend on whether the policy is considered to be a modified endowment contract. Otherwise, SAFECO Life believes that the policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the beneficiary under Section 101(a) of the Code. Also, the owner is not deemed to be in constructive receipt of the policy Account or Net Cash Surrender Value, including increments thereon, under a policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of policy proceeds, depend on the circumstances of each owner or beneficiary.

TAX TREATMENT OF LOANS, WITHDRAWALS, AND SURRENDERS: Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a Modified Endowment Contract. A modified endowment contract is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A policy fails to meet the 7-pay test when the cumulative amount paid under the policy at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any policy received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether it meets the 7-pay test. The status of an exchange of a contract issued before June 21, 1988 is unclear; however, the Internal Revenue Service has taken the position in a Private Letter Ruling that a contract received in an exchange on or after June 21, 1988 will be considered as entered into as of the date of the exchange and therefore subject to Section 7702A. Due to the flexible premium nature of the policy, the determination of whether it qualifies for treatment as a modified endowment contract depends on the individual circumstances of each policy.

If the policy is classified as a modified endowment contract, then withdrawals and surrenders and/or loan proceeds are taxable to the extent of income in the policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled within the meaning of Section 72(m)(7) of the Code; or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of such taxpayer and his beneficiary.

If a policy is not classified as a modified endowment contract, then any withdrawals will be treated first as a recovery of the investment in the policy, which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the policy within the first fifteen years after the policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the policy.

Any loans from a policy which is not classified as a modified endowment contract, will be treated as indebtedness of the owner and not a distribution. Personal interest payable on a loan under a policy owned by an individual is generally not deductible. Furthermore, no deduction will be allowed for interest on loans under policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer to the extent the indebtedness for such employee, officer or financially interested person exceeds $50,000. The deductibility of interest payable on policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

Policy owners should seek competent tax advice on the tax consequences of taking loans, withdrawals or surrendering any policy.

QUALIFIED PLANS: The policies may be used in conjunction with certain qualified plans. Because the rules governing such use are complex, a purchaser should not do so until he has consulted a competent qualified plans consultant.

ADVERTISING

SAFECO Life is ranked and rated by independent financial rating services, including Moody's, Standard and Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of SAFECO Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. From time to time we may advertise the ratings of SAFECO Life and may include a comparison of currently taxable and tax deferred investments, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                                  SAFECO LIFE

                              SEPARATE ACCOUNT SL

                          AUDITED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

                              SEPARATE ACCOUNT SL

                               DECEMBER 31, 1998

                               TABLE OF CONTENTS

Statement of Assets and Liabilities..................................................................        A-3

Statement of Operations and Changes in Assets........................................................        A-5

Notes to Financial Statements........................................................................       A-15

SAFECO LIFE SEPARATE ACCOUNT SL

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS                                                SHARES          COST       MARKET VALUE
                                                    -----------   ------------   -------------

Investments in Variable Insurance Products Fund
 ("VIP"):
  Fidelity VIP Growth Portfolio                         568,807   $ 18,350,620   $  25,522,380
  Fidelity VIP Money Market Portfolio                 5,181,744      5,181,744       5,181,744
  Fidelity VIP Equity-Income Portfolio                  451,119      9,623,978      11,467,450
  Fidelity VIP Overseas Portfolio                       273,762      5,056,320       5,488,943
  Fidelity VIP High Income Portfolio                    200,415      2,469,672       2,310,781

Investments in Variable Insurance Products Fund II
 ("VIP II"):
  Fidelity VIP II Investment Grade Bond Portfolio        75,740        945,111         981,594
  Fidelity VIP II Asset Manager Portfolio               589,903      9,301,715      10,712,639
  Fidelity VIP II Index 500 Portfolio                    67,685      7,191,763       9,560,550
  Fidelity VIP II Contrafund Portfolio                  284,807      5,202,850       6,960,696
  Fidelity VIP II Asset Manager: Growth Portfolio       105,887      1,661,553       1,803,252

Investments in Variable Insurance Products Fund
 III ("VIP III"):
  Fidelity VIP III Growth Opportunities Portfolio         8,627        174,766         197,385
  Fidelity VIP III Growth & Income Portfolio             11,073        163,670         178,830
  Fidelity VIP III Balanced Portfolio                     2,493         37,293          40,168

Investments in Lexington Natural Resources Trust:
  Lexington Natural Resources Portfolio                  36,866        495,702         406,629

Investments in Lexington Emerging Markets Fund,
 Inc.:
  Lexington Emerging Markets Portfolio                   80,869        687,422         458,306

Investments in SAFECO Resource Series Trust
 ("SAFECO RST"):
  SAFECO RST Equity Portfolio                           186,037      5,306,730       5,575,516
  SAFECO RST Growth Portfolio                           433,253     10,494,925       9,228,287
  SAFECO RST Northwest Portfolio                         16,527        251,876         258,481
  SAFECO RST Bond Portfolio                              17,706        210,656         202,019
  SAFECO RST Small Company Stock Portfolio               37,989        457,600         374,950

Investments in Wanger Advisors Trust:
  Wanger U.S. Small Cap Portfolio                        23,790        534,139         527,655

Investments in American Century Variable
 Portfolios, Inc.:
  American Century VP International Portfolio           102,088        737,609         777,907
  American Century VP Balanced Portfolio                  6,397         50,358          53,354
                                                                                 -------------
Total Invested Assets                                                               98,269,516

Dividends Receivable                                                                   536,605
                                                                  ------------   -------------
TOTAL ASSETS                                                      $ 84,588,072      98,806,121
                                                                  ------------   -------------
                                                                  ------------   -------------
LIABILITIES
  Payable To SAFECO LIFE                                                               (43,438)
                                                                                 -------------
TOTAL LIABILITIES                                                                      (43,438)
                                                                                 -------------
NET ASSETS                                                                       $  98,762,683
                                                                                 -------------
                                                                                 -------------

                       See Notes to Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL

DECEMBER 31, 1998

Net Assets represented in units:                       UNITS        UNIT VALUE       EQUITY
                                                    ------------   ------------   ------------

Accumulation Life:
  Fidelity VIP Growth Division                        68,548.908   $    357.747   $ 24,523,166
  Fidelity VIP Money Market Division                  24,250.817        130.583      3,166,744
  Fidelity VIP Equity-Income Division                 33,577.079        327.998     11,013,215
  Fidelity VIP Overseas Division                      28,937.215        186.091      5,384,955
  Fidelity VIP High Income Division                   13,646.668        157.485      2,149,146
  Fidelity VIP II Investment Grade Bond Division       6,322.069        153.575        970,912
  Fidelity VIP II Asset Manager Division              45,144.308        230.667     10,413,302
  Fidelity VIP II Index 500 Division                  25,956.076        291.281      7,560,512
  Fidelity VIP II Contrafund Division                 27,483.167        227.549      6,253,767
  Fidelity VIP II Asset Manager: Growth Division       7,217.982        198.197      1,430,582
  Lexington Natural Resources Division                 3,133.828         97.384        305,185
  Lexington Emerging Markets Division                  6,695.520         59.164        396,134
  SAFECO RST Equity Division                          20,184.661        180.395      3,641,212
  SAFECO RST Growth Division                          33,011.655        166.591      5,499,445
  SAFECO RST Northwest Division                          852.846        131.402        112,066
  SAFECO RST Bond Division                             1,625.357        116.708        189,692

Premier Accumulation Life:
  Fidelity VIP Growth Division                        66,558.000         14.531        967,154
  Fidelity VIP Money Market Division                 191,240.000         10.560      2,019,494
  Fidelity VIP Equity-Income Division                 38,141.000         11.845        451,780
  Fidelity VIP Overseas Division                       9,115.000         11.253        102,571
  Fidelity VIP High Income Division                   16,682.000          9.681        161,498
  Fidelity VIP II Investment Grade Bond Division       1,158.000         10.963         12,695
  Fidelity VIP II Asset Manager Division              24,915.000         11.936        297,385
  Fidelity VIP II Index 500 Division                 145,573.000         13.719      1,997,116
  Fidelity VIP II Contrafund Division                 52,951.000         13.257        701,971
  Fidelity VIP II Asset Manager: Growth Division      30,206.000         12.317        372,047
  Fidelity VIP III Growth Opportunities Division      14,810.000         13.320        197,269
  Fidelity VIP III Growth & Income Division           13,186.000         13.555        178,736
  Fidelity VIP III Balanced Division                   3,249.000         12.355         40,141
  Lexington Natural Resources Division                13,643.000          7.429        101,354
  Lexington Emerging Markets Division                  8,873.000          7.002         62,129
  SAFECO RST Equity Division                         153,633.000         13.200      2,027,956
  SAFECO RST Growth Division                         385,662.000         10.812      4,169,778
  SAFECO RST Northwest Division                       13,583.000         10.733        145,786
  SAFECO RST Bond Division                             1,178.000         10.975         12,929
  SAFECO RST Small Company Stock Division             47,002.000          7.973        374,747
  Wanger U.S. Small Cap Division                      48,429.000         10.889        527,343
  American Century VP International Division          63,346.000         12.273        777,445
  American Century VP Balanced Division                4,527.000         11.779         53,324
                                                                                  ------------
Total                                                                             $ 98,762,683
                                                                                  ------------
                                                                                  ------------

                       See Notes to Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                            YEAR ENDED DECEMBER 31, 1998
                                                    -----------------------------------------------------------------------------
                                                        TOTAL       FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
                                                      SEPARATE         GROWTH       MONEY MARKET    EQUITY-INCOME     OVERSEAS
                                                       ACCOUNT        DIVISION        DIVISION        DIVISION        DIVISION
                                                    -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME (LOSS):
  Dividends                                         $  7,333,005    $  2,485,709    $    193,713    $    647,083    $    402,027
  Mortality and Expense Charge                          (726,178)       (180,752)        (30,955)        (95,832)        (47,177)
                                                    -------------   -------------   -------------   -------------   -------------
  Net Investment Income (Loss)                         6,606,827       2,304,957         162,758         551,251         354,850
                                                    -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net Realized Gain (Loss) on Investments              3,312,133       1,049,451              --         704,584         204,791
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments                      3,735,865       3,546,576              --        (189,086)         23,485
                                                    -------------   -------------   -------------   -------------   -------------
  Net Realized and Unrealized Gain (Loss) on
    Investments                                        7,047,998       4,596,027              --         515,498         228,276
                                                    -------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                      13,654,825       6,900,984         162,758       1,066,749         583,126
                                                    -------------   -------------   -------------   -------------   -------------
CHANGES IN NET ASSETS FROM POLICY RELATED
 TRANSACTIONS:
  Transfers in from Net Premiums                      42,849,529       3,484,290      13,123,309       2,181,767         854,534
  Transfers out for Policy Related Transactions      (26,773,821)     (2,233,231)    (10,523,380)     (1,423,862)       (825,729)
  Transfers between Separate Account SL's
    Divisions and (to) from Guaranteed Interest
    Division, Net                                        (14,901)       (502,110)        268,805        (319,227)       (315,447)
  Transfers in (out) -- Operational Seed Money            (5,157)           (234)           (206)           (232)           (234)
  Gain (Loss) Attributable to SAFECO Life                (23,180)        (11,481)         (4,699)           (977)           (928)
                                                    -------------   -------------   -------------   -------------   -------------
NET CHANGE IN NET ASSETS FROM POLICY TRANSACTIONS     16,032,470         737,234       2,863,829         437,469        (287,804)
                                                    -------------   -------------   -------------   -------------   -------------
NET CHANGE IN NET ASSETS                              29,687,295       7,638,218       3,026,587       1,504,218         295,322
NET ASSETS, BEGINNING OF PERIOD                       69,075,388      17,852,102       2,159,651       9,960,777       5,192,204
                                                    -------------   -------------   -------------   -------------   -------------
NET ASSETS, END OF PERIOD                           $ 98,762,683    $ 25,490,320    $  5,186,238    $ 11,464,995    $  5,487,526
                                                    -------------   -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------   -------------

                       See Notes To Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                            YEAR ENDED DECEMBER 31, 1998
                                                    -----------------------------------------------------------------------------
                                                                    FIDELITY VIP    FIDELITY VIP
                                                    FIDELITY VIP    II INVESTMENT     II ASSET      FIDELITY VIP    FIDELITY VIP
                                                     HIGH INCOME     GRADE BOND        MANAGER      II INDEX 500    II CONTRAFUND
                                                      DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                                                    -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME (LOSS):
  Dividends                                         $    233,158    $     45,775    $  1,213,779    $    230,001    $    298,912
  Mortality and Expense Charge                           (18,000)         (8,290)        (88,748)        (64,689)        (50,790)
                                                    -------------   -------------   -------------   -------------   -------------
  Net Investment Income (Loss)                           215,158          37,485       1,125,031         165,312         248,122
                                                    -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on Investments                 (3,521)         50,399         303,309         502,189         447,457
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments                       (276,760)        (14,859)       (117,869)      1,173,102         815,400
                                                    -------------   -------------   -------------   -------------   -------------
  Net Realized and Unrealized Gain (Loss) on
    Investments                                         (280,281)         35,540         185,440       1,675,291       1,262,857
                                                    -------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                        (65,123)         73,025       1,310,471       1,840,603       1,510,979
                                                    -------------   -------------   -------------   -------------   -------------
CHANGES IN NET ASSETS FROM POLICY RELATED
  TRANSACTIONS:
  Transfers in from Net Premiums                         603,952         220,145       1,686,930       3,018,871       1,667,039
  Transfers out for Policy Related Transactions         (289,852)       (252,135)     (1,263,527)     (1,027,350)     (1,350,348)
  Transfers between Separate Account SL's
    Divisions and (to) from Guaranteed Interest
    Division, Net                                        372,830          71,048        (519,228)         (5,909)       (154,621)
  Transfers in (out) -- Operational Seed Money              (213)           (208)           (223)           (243)           (226)
  Gain (Loss) Attributable to SAFECO Life                    209              50          (5,220)         (1,123)         (1,671)
                                                    -------------   -------------   -------------   -------------   -------------
NET CHANGE IN NET ASSETS FROM POLICY TRANSACTIONS        686,926          38,900        (101,268)      1,984,246         160,173
                                                    -------------   -------------   -------------   -------------   -------------
NET CHANGE IN NET ASSETS                                 621,803         111,925       1,209,203       3,824,849       1,671,152
NET ASSETS, BEGINNING OF PERIOD                        1,688,841         871,682       9,501,484       5,732,779       5,284,586
                                                    -------------   -------------   -------------   -------------   -------------
NET ASSETS, END OF PERIOD                           $  2,310,644    $    983,607    $ 10,710,687    $  9,557,628    $  6,955,738
                                                    -------------   -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------   -------------

                       See Notes To Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                       YEAR ENDED DECEMBER 31, 1998
                                          ---------------------------------------------------------------------------------------
                                          FIDELITY VIP
                                               II        FIDELITY VIP   FIDELITY VIP
                                             ASSET           III            III        FIDELITY VIP    LEXINGTON      LEXINGTON
                                            MANAGER:        GROWTH        GROWTH &         III          NATURAL        EMERGING
                                             GROWTH      OPPORTUNITIES     INCOME        BALANCED      RESOURCES       MARKETS
                                            DIVISION       DIVISION       DIVISION       DIVISION       DIVISION       DIVISION
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
  Dividends                               $   184,834    $       372    $        43    $        13    $    45,816    $    43,066
  Mortality and Expense Charge                (14,785)          (846)          (365)          (102)        (6,506)        (4,708)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net Investment Income (Loss)                170,049           (474)          (322)           (89)        39,310         38,358
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net Realized Gain (Loss) on
    Investments                               145,875            476          3,200         (1,075)      (121,653)      (113,830)
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments             (45,666)        22,603         15,150          2,864       (108,322)      (103,112)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net Realized and Unrealized Gain
    (Loss) on Investments                     100,209         23,079         18,350          1,789       (229,975)      (216,942)
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                    270,258         22,605         18,028          1,700       (190,665)      (178,584)
                                          ------------   ------------   ------------   ------------   ------------   ------------
CHANGES IN NET ASSETS FROM POLICY
 RELATED TRANSACTIONS:
  Transfers in from Net Premiums              846,128        211,017        172,802         42,432        566,994        244,164
  Transfers out for Policy Related
    Transactions                           (1,005,156)       (36,333)       (12,081)        (3,969)      (873,355)      (201,912)
  Transfers between Separate Account
    SL's Divisions and (to) from
    Guaranteed Interest Division, Net         169,711             --             --             --       (119,848)       (24,774)
  Transfers in (out) -- Operational Seed
    Money                                        (228)          (232)          (232)          (229)          (188)          (180)
  Gain (Loss) Attributable to SAFECO
    Life                                         (191)            (3)             9             (3)            18           (108)
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS FROM POLICY
 TRANSACTIONS                                  10,264        174,449        160,498         38,231       (426,379)        17,190
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS                      280,522        197,054        178,526         39,931       (617,044)      (161,394)
NET ASSETS, BEGINNING OF PERIOD             1,522,107            215            210            210      1,023,583        619,657
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS, END OF PERIOD                 $ 1,802,629    $   197,269    $   178,736    $    40,141    $   406,539    $   458,263
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------

                       See Notes To Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                    YEAR ENDED DECEMBER 31, 1998
                                                    -------------------------------------------------------------
                                                     SAFECO RST      SAFECO RST      SAFECO RST      SAFECO RST
                                                       EQUITY          GROWTH         NORTHWEST         BOND
                                                      DIVISION        DIVISION        DIVISION        DIVISION
                                                    -------------   -------------   -------------   -------------
INVESTMENT INCOME (LOSS):
  Dividends                                         $    266,692    $  1,007,156    $         --    $     10,342
  Mortality and Expense Charge                           (35,770)        (65,928)         (1,754)         (1,891)
                                                    -------------   -------------   -------------   -------------
  Net Investment Income (Loss)                           230,922         941,228          (1,754)          8,451
                                                    -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net Realized Gain (Loss) on Investments                274,182         (37,493)         (2,449)          9,580
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments                        317,102      (1,286,634)         11,712          (3,998)
                                                    -------------   -------------   -------------   -------------
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          591,284      (1,324,127)          9,263           5,582
                                                    -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                      822,206        (382,899)          7,509          14,033
                                                    -------------   -------------   -------------   -------------
CHANGES IN NET ASSETS FROM POLICY RELATED
 TRANSACTIONS:
  Transfers in from Net Premiums                       3,824,372       7,423,669         199,565          50,851
  Transfers out for Policy Related Transactions       (1,621,311)     (3,202,030)        (41,393)        (16,042)
  Transfers between Separate Account SL's
    Divisions and (to) from Guaranteed Interest
    Division, Net                                        137,357       1,038,809         (79,825)        (32,472)
  Transfers in (out) -- Operational Seed Money              (237)           (248)           (218)           (209)
  Gain (Loss) Attributable to SAFECO Life                   (410)          3,441             (20)            (47)
                                                    -------------   -------------   -------------   -------------
NET CHANGE IN NET ASSETS FROM POLICY TRANSACTIONS      2,339,771       5,263,641          78,109           2,081
                                                    -------------   -------------   -------------   -------------
NET CHANGE IN NET ASSETS                               3,161,977       4,880,742          85,618          16,114
NET ASSETS, BEGINNING OF PERIOD                        2,507,191       4,788,481         172,234         186,507
                                                    -------------   -------------   -------------   -------------
NET ASSETS, END OF PERIOD                           $  5,669,168    $  9,669,223    $    257,852    $    202,621
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

                       See Notes To Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                    YEAR ENDED DECEMBER 31, 1998
                                                    -------------------------------------------------------------
                                                                                      AMERICAN
                                                     SAFECO RST        WANGER          CENTURY        AMERICAN
                                                    SMALL COMPANY    U.S. SMALL          VP            CENTURY
                                                        STOCK            CAP        INTERNATIONAL    VP BALANCED
                                                      DIVISION        DIVISION        DIVISION        DIVISION
                                                    -------------   -------------   -------------   -------------
INVESTMENT INCOME (LOSS):
  Dividends                                         $         --    $     19,006    $      4,473    $      1,035
  Mortality and Expense Charge                            (2,566)         (3,289)         (2,260)           (175)
                                                    -------------   -------------   -------------   -------------
  Net Investment Income (Loss)                            (2,566)         15,717           2,213             860
                                                    -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net Realized Gain (Loss) on Investments                (60,083)        (31,262)        (11,470)           (524)
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments                        (82,579)         (6,518)         40,283           2,991
                                                    -------------   -------------   -------------   -------------
  Net Realized and Unrealized Gain (Loss) on
    Investments                                         (142,662)        (37,780)         28,813           2,467
                                                    -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                        (145,228)        (22,063)         31,026           3,327
                                                    -------------   -------------   -------------   -------------
CHANGES IN NET ASSETS FROM POLICY RELATED
 TRANSACTIONS:
  Transfers in from Net Premiums                         703,545         868,265         796,205          58,683
  Transfers out for Policy Related Transactions         (186,179)       (321,453)        (54,523)         (8,670)
  Transfers between Separate Account SL's
    Divisions and (to) from Guaranteed Interest
    Division, Net                                             --              --              --              --
  Transfers in (out) -- Operational Seed Money              (236)           (225)           (256)           (220)
  Gain (Loss) Attributable to SAFECO Life                     11             (15)            (21)             (1)
                                                    -------------   -------------   -------------   -------------
NET CHANGE IN NET ASSETS FROM POLICY TRANSACTIONS        517,141         546,572         741,405          49,792
                                                    -------------   -------------   -------------   -------------
NET CHANGE IN NET ASSETS                                 371,913         524,509         772,431          53,119
NET ASSETS, BEGINNING OF PERIOD                            2,834           2,834           5,014             205
                                                    -------------   -------------   -------------   -------------
NET ASSETS, END OF PERIOD                           $    374,747    $    527,343    $    777,445    $     53,324
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

                       See Notes To Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                 YEAR ENDED DECEMBER 31, 1997
                                                           ------------------------------------------------------------------------
                                                               TOTAL      FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                             SEPARATE        GROWTH      MONEY MARKET   EQUITY-INCOME    OVERSEAS
                                                              ACCOUNT       DIVISION       DIVISION       DIVISION       DIVISION
                                                           -------------  -------------  -------------  -------------  ------------
INVESTMENT INCOME (LOSS):
  Dividends                                                $   4,111,948  $     516,357   $   123,914    $   730,426   $    374,033
  Mortality and Expense Charge                                  (530,007)      (142,564)      (20,204)       (78,115)       (44,562)
                                                           -------------  -------------  -------------  -------------  ------------
  Net Investment Income (Loss)                                 3,581,941        373,793       103,710        652,311        329,471
                                                           -------------  -------------  -------------  -------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on Investments                      2,916,978        827,060            --        370,199        184,852
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments                              4,556,931      1,838,335            --      1,005,276        (59,527)
                                                           -------------  -------------  -------------  -------------  ------------
  Net Realized and Unrealized Gain (Loss) on Investments       7,473,909      2,665,395            --      1,375,475        125,325
                                                           -------------  -------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  11,055,850      3,039,188       103,710      2,027,786        454,796
                                                           -------------  -------------  -------------  -------------  ------------
CHANGES IN NET ASSETS FROM POLICY RELATED TRANSACTIONS:
  Transfers in from Net Premiums                              18,502,688      3,258,766     3,453,897      2,034,589      1,054,250
  Transfers out for Policy Related Transactions               (7,729,946)    (1,806,612)     (304,339)    (1,045,252)      (621,451)
  Transfers between Separate Account SL's Divisions and
    (to) from Guaranteed Interest Division, Net                   14,439       (447,640)   (3,046,340)        38,834         79,895
  Transfers in (out) -- Operational Seed Money                     4,600            200           200            200            200
  Gain (Loss) Attributable to SAFECO Life                           (368)        (4,554)        4,200           (555)           (47)
                                                           -------------  -------------  -------------  -------------  ------------
NET CHANGE IN NET ASSETS FROM POLICY TRANSACTIONS             10,791,413      1,000,160       107,618      1,027,816        512,847
                                                           -------------  -------------  -------------  -------------  ------------
NET CHANGE IN NET ASSETS                                      21,847,263      4,039,348       211,328      3,055,602        967,643
NET ASSETS, BEGINNING OF PERIOD                               47,228,125     13,812,754     1,948,323      6,905,175      4,224,561
                                                           -------------  -------------  -------------  -------------  ------------
NET ASSETS, END OF PERIOD                                  $  69,075,388  $  17,852,102   $ 2,159,651    $ 9,960,777   $  5,192,204
                                                           -------------  -------------  -------------  -------------  ------------
                                                           -------------  -------------  -------------  -------------  ------------

                       See Notes To Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                YEAR ENDED DECEMBER 31, 1997
                                                          -------------------------------------------------------------------------
                                                                        FIDELITY VIP    FIDELITY VIP
                                                          FIDELITY VIP  II INVESTMENT     II ASSET     FIDELITY VIP   FIDELITY VIP
                                                          HIGH INCOME    GRADE BOND       MANAGER      II INDEX 500   II CONTRAFUND
                                                            DIVISION      DIVISION        DIVISION       DIVISION       DIVISION
                                                          ------------  -------------  --------------  -------------  -------------
INVESTMENT INCOME (LOSS):
  Dividends                                                $  118,089    $    41,932    $    990,660    $   112,819    $   104,398
  Mortality and Expense Charge                                (14,472)        (6,857)        (80,822)       (38,183)       (38,914)
                                                          ------------  -------------  --------------  -------------  -------------
  Net Investment Income (Loss)                                103,617         35,075         909,838         74,636         65,484
                                                          ------------  -------------  --------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on Investments                     106,691         (2,286)        264,306        212,725        264,916
  Net Change in Unrealized Appreciation (Depreciation)
    of Investments                                             37,852         26,567         415,386        805,228        553,496
                                                          ------------  -------------  --------------  -------------  -------------
  Net Realized and Unrealized Gain (Loss) on Investments      144,543         24,281         679,692      1,017,953        818,412
                                                          ------------  -------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  248,160         59,356       1,589,530      1,092,589        883,896
                                                          ------------  -------------  --------------  -------------  -------------

CHANGES IN NET ASSETS FROM POLICY RELATED TRANSACTIONS:
  Transfers in from Net Premiums                              515,592        154,794       1,536,942      1,624,150      1,401,808
  Transfers out for Policy Related Transactions              (211,691)      (105,048)     (1,463,169)      (516,224)      (551,232)
  Transfers between Separate Account SL's Divisions and
    (to) from Guaranteed Interest Division, Net              (308,488)        42,724        (246,774)       400,922        359,783
  Transfers in (out) -- Operational Seed Money                    200            200             200            200            200
  Gain (Loss) Attributable to SAFECO Life                        (104)           134           1,610           (318)        (3,460)
                                                          ------------  -------------  --------------  -------------  -------------
NET CHANGE IN NET ASSETS FROM POLICY TRANSACTIONS              (4,491)        92,804        (171,191)     1,508,730      1,207,099
                                                          ------------  -------------  --------------  -------------  -------------
NET CHANGE IN NET ASSETS                                      243,669        152,160       1,418,339      2,601,319      2,090,995
NET ASSETS, BEGINNING OF PERIOD                             1,445,172        719,522       8,083,145      3,131,460      3,193,591
                                                          ------------  -------------  --------------  -------------  -------------
NET ASSETS, END OF PERIOD                                  $1,688,841    $   871,682    $  9,501,484    $ 5,732,779    $ 5,284,586
                                                          ------------  -------------  --------------  -------------  -------------
                                                          ------------  -------------  --------------  -------------  -------------

                       See Notes To Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                            YEAR ENDED DECEMBER 31, 1997
                                                    -----------------------------------------------------------------------------
                                                    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
                                                      II ASSET           III             III        FIDELITY VIP      LEXINGTON
                                                      MANAGER:         GROWTH         GROWTH &           III           NATURAL
                                                       GROWTH       OPPORTUNITIES      INCOME         BALANCED        RESOURCES
                                                      DIVISION        DIVISION*       DIVISION*       DIVISION*       DIVISION
                                                    -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME (LOSS):
  Dividends                                         $      1,396    $         --    $          6    $         --    $      28,016
  Mortality and Expense Charge                           (11,707)             --              --              --           (8,036)
                                                    -------------          -----           -----           -----    -------------
  Net Investment Income (Loss)                           (10,311)             --               6              --           19,980
                                                    -------------          -----           -----           -----    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on Investments                136,339              --              --              --           67,477
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments                        146,598              15              10              10          (39,627)
                                                    -------------          -----           -----           -----    -------------
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          282,937              15              10              10           27,850
                                                    -------------          -----           -----           -----    -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                      272,626              15              16              10           47,830
                                                    -------------          -----           -----           -----    -------------
CHANGES IN NET ASSETS FROM POLICY RELATED
  TRANSACTIONS:
  Transfers in from Net Premiums                         403,875              --              --              --          311,597
  Transfers out for Policy Related Transactions         (309,588)             --              --              --         (116,998)
  Transfers between Separate Account SL's
    Divisions and (to) from Guaranteed Interest
    Division, Net                                        345,415              --              --              --           98,814
  Transfers in (out) -- Operational Seed Money               200             200             200             200              200
  Gain (Loss) Attributable to SAFECO Life                    699              --              (6)             --           (1,273)
                                                    -------------          -----           -----           -----    -------------
NET CHANGE IN NET ASSETS FROM POLICY TRANSACTIONS        440,601             200             194             200          292,340
                                                    -------------          -----           -----           -----    -------------
NET CHANGE IN NET ASSETS                                 713,227             215             210             210          340,170
NET ASSETS, BEGINNING OF PERIOD                          808,880              --              --              --          683,413
                                                    -------------          -----           -----           -----    -------------
NET ASSETS, END OF PERIOD                           $  1,522,107    $        215    $        210    $        210    $   1,023,583
                                                    -------------          -----           -----           -----    -------------
                                                    -------------          -----           -----           -----    -------------

------------------------

* For the period from October 30, 1997 (date of inception) to December 31, 1997.

                       See Notes To Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                   YEAR ENDED DECEMBER 31, 1997
                                                              ----------------------------------------------------------------------
                                                              LEXINGTON
                                                               EMERGING    SAFECO RST     SAFECO RST     SAFECO RST
                                                               MARKETS       EQUITY         GROWTH        NORTHWEST     SAFECO RST
                                                               DIVISION     DIVISION       DIVISION       DIVISION     BOND DIVISION
                                                              ----------  -------------  -------------  -------------  -------------
INVESTMENT INCOME (LOSS):
  Dividends                                                   $      403   $   181,882    $   770,267    $     7,403    $     9,834
  Mortality and Expense Charge                                    (6,227)      (11,138)       (26,851)          (695)          (658)
                                                              ----------  -------------  -------------  -------------  -------------
  Net Investment Income (Loss)                                    (5,824)      170,744        743,416          6,708          9,176
                                                              ----------  -------------  -------------  -------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on Investments                         41,428        59,430        370,229         11,705          1,907
  Net Change in Unrealized Appreciation (Depreciation) of
    Investments                                                 (122,637)      (36,494)        (4,000)        (5,253)        (4,286)
                                                              ----------  -------------  -------------  -------------  -------------
  Net Realized and Unrealized Gain (Loss) on Investments         (81,209)       22,936        366,229          6,452         (2,379)
                                                              ----------  -------------  -------------  -------------  -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   (87,033)      193,680      1,109,645         13,160          6,797
                                                              ----------  -------------  -------------  -------------  -------------
CHANGES IN NET ASSETS FROM POLICY RELATED TRANSACTIONS:
  Transfers in from Net Premiums                                 276,890       974,116      1,424,172         61,727         15,523
  Transfers out for Policy Related Transactions                  (70,244)     (179,705)      (413,515)        (8,104)        (6,724)
  Transfers between Separate Account SL's Divisions and (to)
    from Guaranteed Interest Division, Net                       (13,442)    1,198,913      1,242,542         96,599        162,638
  Transfers in (out) -- Operational Seed Money                       200           200            200            200            200
  Gain (Loss) Attributable to SAFECO Life                            536          (216)         3,115           (164)            35
                                                              ----------  -------------  -------------  -------------  -------------
NET CHANGE IN NET ASSETS FROM POLICY TRANSACTIONS                193,940     1,993,308      2,256,514        150,258        171,672
                                                              ----------  -------------  -------------  -------------  -------------
NET CHANGE IN NET ASSETS                                         106,907     2,186,988      3,366,159        163,418        178,469
NET ASSETS, BEGINNING OF PERIOD                                  512,750       320,203      1,422,322          8,816          8,038
                                                              ----------  -------------  -------------  -------------  -------------
NET ASSETS, END OF PERIOD                                     $  619,657   $ 2,507,191    $ 4,788,481    $   172,234    $   186,507
                                                              ----------  -------------  -------------  -------------  -------------
                                                              ----------  -------------  -------------  -------------  -------------

                       See Notes To Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                         YEAR ENDED DECEMBER 31, 1997
                                                    ----------------------------------------------------------------------
                                                      SAFECO RST          WANGER       AMERICAN CENTURY   AMERICAN CENTURY
                                                     SMALL COMPANY    U.S. SMALL CAP   VP INTERNATIONAL     VP BALANCED
                                                    STOCK DIVISION*     DIVISION*         DIVISION*          DIVISION*
                                                    ---------------   --------------   ----------------   ----------------
INVESTMENT INCOME (LOSS):
  Dividends                                              $  113           $   --            $   --              $ --
  Mortality and Expense Charge                               --               --                (2)               --
                                                         ------           ------            ------             -----
  Net Investment Income (Loss)                              113               --                (2)               --
                                                         ------           ------            ------             -----
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on Investments                    --               --                --                --
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments                           (71)              34                15                 4
                                                         ------           ------            ------             -----
  Net Realized and Unrealized Gain (Loss) on
    Investments                                             (71)              34                15                 4
                                                         ------           ------            ------             -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                            42               34                13                 4
                                                         ------           ------            ------             -----
CHANGES IN NET ASSETS FROM POLICY RELATED
  TRANSACTIONS:
  Transfers in from Net Premiums                             --               --                --                --
  Transfers out for Policy Related Transactions              --               --               (50)               --
  Transfers between Separate Account SL's
    Divisions and (to) from Guaranteed Interest
    Division, Net                                         2,592            2,601             4,851                --
  Transfers in (out) -- Operational Seed Money              200              200               200               200
  Gain (Loss) Attributable to SAFECO Life                    --               (1)               --                 1
                                                         ------           ------            ------             -----
NET CHANGE IN NET ASSETS FROM POLICY TRANSACTIONS         2,792            2,800             5,001               201
                                                         ------           ------            ------             -----
NET CHANGE IN NET ASSETS                                  2,834            2,834             5,014               205
NET ASSETS, BEGINNING OF PERIOD                              --               --                --                --
                                                         ------           ------            ------             -----
NET ASSETS, END OF PERIOD                                $2,834           $2,834            $5,014              $205
                                                         ------           ------            ------             -----
                                                         ------           ------            ------             -----

------------------------

* For the period from October 30, 1997 (date of inception) to December 31, 1997.

                       See Notes To Financial Statements

SAFECO LIFE SEPARATE ACCOUNT SL
NOTES TO FINANCIAL STATEMENTS

1) ORGANIZATION

  SAFECO Life Separate Account SL (Account SL) is a separate account of SAFECO Life Insurance Company (SAFECO), a wholly-owned subsidiary of SAFECO Corporation, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

  Account SL was formed by SAFECO to support the operations of its variable life insurance policies. SAFECO Securities, Inc., a wholly-owned subsidiary of SAFECO Corporation, is the principal underwriter of the Policies issued through Account SL. The assets of Account SL are the property of SAFECO and such assets associated with the Policies will not be chargeable with liabilities arising out of any other business SAFECO may conduct.

  On October 30, 1997, a new policy type was introduced with an additional seven investment divisions to the existing sixteen investment divisions. These divisions invest in the Growth Opportunities, Growth and Income Opportunities, and Balanced Portfolios of Fidelity Variable Insurance Products Fund III, the Small Company Stock Portfolio of SAFECO Resource Series Trust, the Wanger U.S. Small Cap Portfolio of Wanger Advisors Trust, and the American Century VP International and American Century VP Balanced Portfolios of American Century Variable Portfolios, Inc.

  Policyholders are permitted to transfer their funds among investment divisions in Account SL available under their policy, and to the Guaranteed Interest Division, which is not part of Account SL. Available investment divisions vary by policy type.

2) SIGNIFICANT ACCOUNTING POLICIES

  SECURITY VALUATION. Investments in portfolio shares are valued at the net asset value of the respective portfolio.

  SECURITY TRANSACTIONS. Investment transactions are recorded on the trade date. Realized gains (losses) on sales of shares are determined on the basis of identified cost. Net investment income and net realized and unrealized gain
  (loss) on investments are allocated to the policies on a pro rata basis.

  ESTIMATES. The financial statements of Account SL are prepared in conformity with generally accepted accounting principles, which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  FEDERAL INCOME TAXES. The operations of Account SL are included in the Federal income tax return of SAFECO. Under the provisions of the policies, SAFECO has the right to charge Account SL for any taxes incurred. No charge is currently being made against Account SL for such tax since, under current tax law, SAFECO pays no tax on investment income and capital gains reflected in variable life insurance policy reserves.

SAFECO LIFE SEPARATE ACCOUNT SL
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3) EXPENSES

  SAFECO assumes mortality and expense risks related to the operations of Account SL and deducts a charge from the assets of Account SL to cover these risks. The daily charge varies by policy type and is equal to an annual rate of .70% to .90% of average net assets of Account SL.

  SAFECO also deducts state premium taxes and administrative expenses from premiums before they are allocated to Account SL. These charges vary by policy type and/or by state.

4) INVESTMENT TRANSACTIONS

Purchase and sales activity in underlying portfolio shares for the year ended December 31, 1998 was as follows:

                                                      PURCHASES         SALES
                                                    -------------   -------------
Fidelity VIP Growth Division                        $   6,037,342   $  (3,016,814)
Fidelity VIP Money Market                              14,496,764     (11,487,759)
Fidelity VIP Equity Income Division                     3,158,226      (2,199,761)
Fidelity VIP Overseas Division                          1,160,469      (1,129,538)
Fidelity VIP High Income Division                       1,975,878      (1,073,169)
Fidelity VIP II Investment Grade Bond Division            911,448        (835,108)
Fidelity VIP II Asset Manager Division                  2,852,898      (1,861,156)
Fidelity VIP II Index 500 Division                      3,527,628      (1,375,812)
Fidelity VIP II Contrafund Division                     1,894,917      (1,484,557)
Fidelity VIP II Asset Manager: Growth Division          1,708,122      (1,527,407)
Fidelity VIP III Growth Opportunities Division            192,969         (18,879)
Fidelity VIP III Growth & Income Division                 190,359         (30,095)
Fidelity VIP III Balanced Division                         68,610         (30,442)
Lexington Natural Resources Division                      783,282      (1,170,275)
Lexington Emerging Markets Division                       381,608        (325,941)
SAFECO RST Equity Division                              6,491,647      (4,013,686)
SAFECO RST Growth Division                             11,224,354      (5,455,121)
SAFECO RST Northwest Division                             226,511        (150,056)
SAFECO RST Bond Division                                  508,417        (498,490)
SAFECO RST Small Company Stock Division                   709,985         195,206
Wanger U.S. Small Cap Advisor Division                    908,391        (345,791)
American Century VP International Division                879,254        (135,176)
American Century VP Balanced Division                      57,137          (6,456)
                                                    -------------   -------------
                                                    $  60,346,216   $ (38,426,778)
                                                    -------------   -------------
                                                    -------------   -------------

SAFECO LIFE SEPARATE ACCOUNT SL
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5) HISTORICAL UNIT VALUES

The following are unit values attributable to unitholders as of the date indicated:

                                                                                 DECEMBER 31
                                                            -----------------------------------------------------
                                                              1998       1997       1996       1995       1994
                                                            ---------  ---------  ---------  ---------  ---------
Accumulation Life:
  Fidelity VIP Growth Division                              $ 357.747  $ 258.785  $ 211.469  $ 186.039  $ 138.673
  Fidelity VIP Money Market Division                          130.583    124.936    119.360    114.270    108.907
  Fidelity VIP Equity-Income Division                         327.998    296.489    233.528    206.203    154.013
  Fidelity VIP Overseas Division                              186.091    166.539    150.638    134.264    123.521
  Fidelity VIP High Income Division                           157.485    166.098    142.436    126.046    105.455
  Fidelity VIP II Investment Grade Bond Division              153.575    142.369    131.721    128.816    110.786
  Fidelity VIP II Asset Manager Division                      230.667    202.303    169.192    148.977    128.527
  Fidelity VIP II Index 500 Division                          291.281    229.037    174.160    143.089    105.239
  Fidelity VIP II Contrafund Division                         227.549    176.648    143.581    119.439         --
  Fidelity VIP II Asset Manager: Growth Division              198.197    170.101    137.235    115.467         --
  Lexington Natural Resources Division                         97.384    122.254    115.129         --         --
  Lexington Emerging Markets Division                          59.164     82.854     94.523         --         --
  SAFECO RST Equity Division                                  180.395    145.745    117.794         --         --
  SAFECO RST Growth Division                                  166.591    165.079    115.231         --         --
  SAFECO RST Northwest Division                               131.402    128.860     99.237         --         --
  SAFECO RST Bond Division                                    116.708    108.135    100.648         --         --

                                                                                 DECEMBER 31
                                                            -----------------------------------------------------
                                                              1998       1997       1996       1995       1994
                                                            ---------  ---------  ---------  ---------  ---------
Premier Accumulation Life:
  Fidelity VIP Growth Division                              $  14.531  $  10.474  $      --  $      --  $      --
  Fidelity VIP Money Market Division                           10.560     10.083         --         --         --
  Fidelity VIP Equity-Income Division                          11.845     10.688         --         --         --
  Fidelity VIP Overseas Division                               11.253     10.049         --         --         --
  Fidelity VIP High Income Division                             9.681     10.191         --         --         --
  Fidelity VIP II Investment Grade Bond Division               10.963     10.129         --         --         --
  Fidelity VIP II Asset Manager Division                       11.936     10.443         --         --         --
  Fidelity VIP II Index 500 Division                           13.719     10.764         --         --         --
  Fidelity VIP II Contrafund Division                          13.257     10.274         --         --         --
  Fidelity VIP II Asset Manager: Growth Division               12.317     10.554         --         --         --
  Fidelity VIP III Growth Opportunities Division               13.320     10.765         --         --         --
  Fidelity VIP III Growth & Income Division                    13.555     10.494         --         --         --
  Fidelity VIP III Balanced Division                           12.355     10.512         --         --         --
  Lexington Natural Resources Division                          7.429      9.316         --         --         --
  Lexington Emerging Markets Division                           7.002      9.820         --         --         --
  SAFECO RST Equity Division                                   13.200     10.643         --         --         --
  SAFECO RST Growth Division                                   10.812     10.693         --         --         --
  SAFECO RST Northwest Division                                10.733     10.504         --         --         --
  SAFECO RST Bond Division                                     10.975     10.134         --         --         --
  SAFECO RST Small Company Stock Division                       7.973     10.031         --         --         --
  Wanger U.S. Small Cap Division                               10.889     10.089         --         --         --
  American Century VP International Division                   12.273     10.406         --         --         --
  American Century VP Balanced Division                        11.779     10.236         --         --         --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF SAFECO LIFE INSURANCE COMPANY AND
UNITHOLDERS OF SAFECO LIFE SEPARATE ACCOUNT SL

We have audited the accompanying statement of assets and liabilities of the Investment Divisions of SAFECO Life Separate Account SL (comprising, respectively, the Fidelity VIP Growth, Fidelity VIP Money Market, Fidelity VIP Equity-Income, Fidelity VIP Overseas, Fidelity VIP High Income, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Fidelity VIP II Index 500, Fidelity VIP II Contrafund, Fidelity VIP II Asset Manager: Growth, Fidelity VIP III Growth Opportunities, Fidelity VIP III Growth & Income, Fidelity VIP III Balanced, Lexington Natural Resources, Lexington Emerging Markets, SAFECO RST Equity, SAFECO RST Growth, SAFECO RST Northwest, SAFECO RST Bond, SAFECO RST Small Company Stock, Wanger U.S. Small Cap, American Century VP International, and American Century VP Balanced Investment Divisions) as of December 31, 1998, and the related statements of operations and changes in net assets, and the historical unit values for each of the periods indicated therein. These financial statements and historical unit values are the responsibility of SAFECO Life Separate Account SL's management. Our responsibility is to express an opinion on these financial statements and historical unit values based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and unit values are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the historical unit values. Our procedures included confirmation of portfolio shares owned as of December 31, 1998, by correspondence with the underlying portfolio of each Investment Division. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and historical unit values referred to above present fairly, in all material respects, the financial position of each of the respective Investment Divisions of SAFECO Life Separate Account SL as listed above at December 31, 1998, the results of their operations, the changes in their net assets, and their historical unit values for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Seattle, Washington                /s/ Ernst & Young LLP
February 26, 1999

                      Audited Consolidated Financial Statements


                            SAFECO Life Insurance Company
                                   and Subsidiaries

                     YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                         WITH REPORT OF INDEPENDENT AUDITORS

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS



                                  TABLE OF CONTENTS

                                                                            PAGE
Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . .    1

Consolidated Financial Statements

     Consolidated Balance Sheet. . . . . . . . . . . . . . . . . . . . . .    2

     Statement of Consolidated Income. . . . . . . . . . . . . . . . . . .    4

     Consolidated Statement of Changes in Shareholder's Equity . . . . . .    5

     Statement of Consolidated Comprehensive Income. . . . . . . . . . . .    5

     Statement of Consolidated Cash Flows. . . . . . . . . . . . . . . . .    6

     Notes to Consolidated Financial Statements. . . . . . . . . . . . . .    8

                  REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Board of Directors
SAFECO Life Insurance Company

We have audited the accompanying consolidated balance sheets of SAFECO Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the related statements of consolidated income, changes in shareholder's equity, comprehensive income, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of SAFECO Life Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

As described in Note 1 to the Consolidated Financial Statements, SAFECO Life Insurance Company and subsidiaries adopted certain new accounting standards in 1998 as required by the Financial Accounting Standards Board.



Seattle, Washington                        /s/Ernst & Young LLP
February 12, 1999

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(In Thousands Except Share Amounts)

                                                                               December 31
                                                                     -------------------------------
                                                                         1998                1997
                                                                     -----------         -----------
ASSETS

Investments (Note 3):
  Fixed Maturities Available-for-Sale, at Market Value
    (Amortized Cost: 1998-$9,718,627; 1997-$8,901,583) . . . . .     $10,281,711         $ 9,401,886

  Fixed Maturities Held-to-Maturity, at Amortized Cost
    (Market Value: 1998-$3,259,194; 1997-$3,159,888) . . . . . .       2,720,883           2,708,558

  Marketable Equity Securities, at Market Value
    (Cost: 1998-$14,665; 1997-$10,651) . . . . . . . . . . . . .          18,737              15,552
  First Mortgage Loans on Real Estate:
    Nonaffiliates (At cost, less allowance for losses:
      1998-$11,173; 1997-$11,609). . . . . . . . . . . . . . . .         503,734             475,975
    Affiliates . . . . . . . . . . . . . . . . . . . . . . . . .         160,693             175,183
  Real Estate. . . . . . . . . . . . . . . . . . . . . . . . . .           2,942               3,399
  Policy Loans . . . . . . . . . . . . . . . . . . . . . . . . .          62,359              60,249
  Short-Term Investments (At cost which approximates market) . .          54,164              56,374
  Other Invested Assets. . . . . . . . . . . . . . . . . . . . .           5,211                 250
                                                                     -----------         -----------
      Total Investments. . . . . . . . . . . . . . . . . . . . .      13,810,434          12,897,426
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8,321             244,512
Accrued Investment Income. . . . . . . . . . . . . . . . . . . .         190,887             181,757
Accounts and Notes Receivable (At cost, less allowance
  for doubtful accounts: 1998-$107; 1997-$78). . . . . . . . . .         110,850              48,204
Reinsurance Recoverables (Note 6). . . . . . . . . . . . . . . .          32,354              28,515
Deferred Policy Acquisition Costs (Net of valuation allowance:
  1998-$45,108; 1997-$35,349). . . . . . . . . . . . . . . . . .         213,022             239,843
Present Value of Future Profits. . . . . . . . . . . . . . . . .          12,362              13,239
Other Assets . . . . . . . . . . . . . . . . . . . . . . . . . .          61,510              63,544
Current Income Taxes Recoverable (Note 10) . . . . . . . . . . .          17,169                  --
Assets Held in Separate Accounts . . . . . . . . . . . . . . . .       1,201,135             905,417
                                                                     -----------         -----------
      Total Assets . . . . . . . . . . . . . . . . . . . . . . .     $15,658,044         $14,622,457
                                                                     -----------         -----------
                                                                     -----------         -----------


                    See Notes to Consolidated Financial Statements

                                                                              December 31
                                                                     -------------------------------
                                                                         1998                1997
                                                                     -----------         -----------
LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities:
  Policy and Contract Liabilities (Note 6):
    Future Policy Benefits . . . . . . . . . . . . . . . . . . .     $   158,949         $   151,675
    Policy and Contract Claims . . . . . . . . . . . . . . . . .          38,391              37,688
    Premiums Paid in Advance . . . . . . . . . . . . . . . . . .           8,161               9,145
    Funds Held Under Deposit Contracts . . . . . . . . . . . . .      12,364,937          11,539,473
    Other Policyholders' Funds . . . . . . . . . . . . . . . . .          61,029             166,759
                                                                     -----------         -----------
      Total Policy and Contract Liabilities. . . . . . . . . . .      12,631,467          11,904,740
  Other Liabilities. . . . . . . . . . . . . . . . . . . . . . .         149,684             125,247

  Federal Income Taxes (Note 10):
    Current. . . . . . . . . . . . . . . . . . . . . . . . . . .              --              19,192
    Deferred (Includes tax on unrealized appreciation of
      investment securities: 1998-$182,717; 1997-$164,449) . . .         199,744             179,296
  Liabilities Related to Separate Accounts . . . . . . . . . . .       1,201,135             905,417
                                                                     -----------         -----------
      Total Liabilities. . . . . . . . . . . . . . . . . . . . .      14,182,030          13,133,892
                                                                     -----------         -----------

Shareholder's Equity:
  Common Stock, $250 Par Value;
    20,000 Shares Authorized, Issued and Outstanding . . . . . .           5,000               5,000
  Additional Paid-In Capital . . . . . . . . . . . . . . . . . .          85,000              85,000
  Retained Earnings (Note 8) . . . . . . . . . . . . . . . . . .       1,046,572           1,093,048
  Accumulated Other Comprehensive Income . . . . . . . . . . . .         339,442             305,517
                                                                     -----------         -----------
      Total Shareholder's Equity . . . . . . . . . . . . . . . .       1,476,014           1,488,565
                                                                     -----------         -----------

        Total Liabilities and Shareholder's Equity . . . . . . .     $15,658,044         $14,622,457
                                                                     -----------         -----------
                                                                     -----------         -----------


                    See Notes to Consolidated Financial Statements

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
STATEMENT OF CONSOLIDATED INCOME
(In Thousands)

                                                                                     Year Ended December 31
                                                                    ----------------------------------------------------
                                                                         1998                1997                1996
                                                                    ------------        ------------        ------------
Revenues:
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . .    $    254,410        $    240,595        $    240,100
  Investment Income:
    Interest on Fixed Maturities . . . . . . . . . . . . . . . .         925,827             830,837             767,309
    Interest on Mortgage Loans . . . . . . . . . . . . . . . . .          56,313              56,232              52,127
    Interest on Short-Term Investments . . . . . . . . . . . . .           4,898               3,419               2,935
    Dividends from Marketable Equity Securities. . . . . . . . .             693               1,044                 843
    Dividends from Redeemable Preferred Stock. . . . . . . . . .          17,088              16,026              12,654
    Other Investment Income. . . . . . . . . . . . . . . . . . .           4,446               3,843               3,879
                                                                    ------------        ------------        ------------
      Total. . . . . . . . . . . . . . . . . . . . . . . . . . .       1,009,265             911,401             839,747
    Less Investment Expenses . . . . . . . . . . . . . . . . . .           3,804               3,485               3,709
                                                                    ------------        ------------        ------------
  Net Investment Income. . . . . . . . . . . . . . . . . . . . .       1,005,461             907,916             836,038
                                                                    ------------        ------------        ------------
  Other Revenue. . . . . . . . . . . . . . . . . . . . . . . . .          28,069              21,751              12,933
  Realized Investment Gain (Note 3). . . . . . . . . . . . . . .          13,612               6,807              10,439
                                                                    ------------        ------------        ------------
      Total. . . . . . . . . . . . . . . . . . . . . . . . . . .       1,301,552           1,177,069           1,099,510
                                                                    ------------        ------------        ------------

Benefits and Expenses:
  Policy Benefits. . . . . . . . . . . . . . . . . . . . . . . .         994,081             844,926             782,213
  Commissions. . . . . . . . . . . . . . . . . . . . . . . . . .          95,250              93,681              74,724
  Personnel Costs. . . . . . . . . . . . . . . . . . . . . . . .          53,814              48,503              43,609
  Taxes Other Than Payroll and Income Taxes. . . . . . . . . . .          12,980              11,817              15,512
  Other Operating Expenses . . . . . . . . . . . . . . . . . . .          54,815              46,639              45,224
  Amortization of Deferred Policy Acquisition Costs. . . . . . .          39,076              36,946              35,652
  Deferral of Policy Acquisition Costs . . . . . . . . . . . . .         (65,944)            (53,068)            (42,426)
  Amortization of Present Value of Future Profits. . . . . . . .           3,790                  --                  --
                                                                    ------------        ------------        ------------
      Total. . . . . . . . . . . . . . . . . . . . . . . . . . .       1,187,862           1,029,444             954,508
                                                                    ------------        ------------        ------------

Income before Write-off of
  Deferred Policy Acquisition Costs. . . . . . . . . . . . . . .         113,690             147,625             145,002
Write-off of Deferred Policy Acquisition Costs . . . . . . . . .         (46,800)                 --                  --
                                                                    ------------        ------------        ------------
Income before Federal Income Taxes . . . . . . . . . . . . . . .          66,890             147,625             145,002
                                                                    ------------        ------------        ------------

Provision (Benefit) for Federal Income Taxes (Note 10):
  Current. . . . . . . . . . . . . . . . . . . . . . . . . . . .          24,725              54,705              57,417
  Deferred . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,359)             (4,689)             (6,471)
                                                                    ------------        ------------        ------------
      Total. . . . . . . . . . . . . . . . . . . . . . . . . . .          23,366              50,016              50,946
                                                                    ------------        ------------        ------------
Net Income . . . . . . . . . . . . . . . . . . . . . . . . . . .    $     43,524        $     97,609        $     94,056
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------


                    See Notes to Consolidated Financial Statements

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
(In Thousands)


                                                                                     Year Ended December 31
                                                                    ----------------------------------------------------
                                                                         1998                1997                1996
                                                                    ------------        ------------        ------------
Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . .    $      5,000        $      5,000        $      5,000
                                                                    ------------        ------------        ------------
Additional Paid-In Capital . . . . . . . . . . . . . . . . . . .          85,000              85,000              85,000
                                                                    ------------        ------------        ------------

Retained Earnings:
  Balance at the Beginning of Year . . . . . . . . . . . . . . .       1,093,048           1,011,439             921,383
  Net Income . . . . . . . . . . . . . . . . . . . . . . . . . .          43,524              97,609              94,056
  Dividends to Parent. . . . . . . . . . . . . . . . . . . . . .         (90,000)            (16,000)             (4,000)
                                                                    ------------        ------------        ------------
  Balance at the End of Year . . . . . . . . . . . . . . . . . .       1,046,572           1,093,048           1,011,439
                                                                    ------------        ------------        ------------

Accumulated Other Comprehensive Income:
  Unrealized Appreciation of Investment
    Securities, Net of Tax (Note 3):
      Balance at the Beginning of Year . . . . . . . . . . . . .         305,517             160,045             320,452
      Change in Unrealized Appreciation, Net of Deferred
        Policy Acquisition Costs Valuation Allowance . . . . . .          33,925             145,472            (160,407)
                                                                    ------------        ------------        ------------
      Balance at the End of Year . . . . . . . . . . . . . . . .         339,442             305,517             160,045
                                                                    ------------        ------------        ------------
        Shareholder's Equity . . . . . . . . . . . . . . . . . .    $  1,476,014        $  1,488,565        $  1,261,484
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------

STATEMENT OF CONSOLIDATED COMPREHENSIVE INCOME
(In Thousands)

                                                                                     Year Ended December 31
                                                                    ----------------------------------------------------
                                                                         1998                1997                1996
                                                                    ------------        ------------        ------------
Net Income . . . . . . . . . . . . . . . . . . . . . . . . . . .    $     43,524        $     97,609        $     94,056

Other Comprehensive Income, Net of Tax (Note 3):
  Unrealized Appreciation (Depreciation) of Investment
    Securities Arising During the Year (Net of tax:
    1998-$21,842; 1997-$81,029; 1996-($81,469)). . . . . . . . .          40,563             150,482            (151,300)

    Less:  Reclassification Adjustment for Realized Gains
      Included in Net Income (Net of tax: 1998-$3,574;
      1997-$2,697; 1996-$4,904). . . . . . . . . . . . . . . . .          (6,638)             (5,010)             (9,107)
                                                                    ------------        ------------        ------------

  Other Comprehensive Income (Loss). . . . . . . . . . . . . . ..         33,925             145,472            (160,407)
                                                                    ------------        ------------        ------------

Comprehensive Income (Loss). . . . . . . . . . . . . . . . . . .    $     77,449        $    243,081        $    (66,351)
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------


                    See Notes to Consolidated Financial Statements

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
STATEMENT OF CONSOLIDATED CASH FLOWS
(In Thousands)


                                                                                     Year Ended December 31
                                                                    ----------------------------------------------------
                                                                         1998                1997                1996
                                                                    ------------        ------------        ------------
OPERATING ACTIVITIES:
  Insurance Premiums Received. . . . . . . . . . . . . . . . . ..   $    224,293        $    216,089        $    216,801
  Dividends and Interest Received. . . . . . . . . . . . . . . ..        919,236             819,433             754,878
  Other Operating Receipts . . . . . . . . . . . . . . . . . . ..         27,498              19,299              12,948
  Insurance Claims and Policy Benefits Paid. . . . . . . . . . ..       (402,118)           (353,227)           (302,955)
  Underwriting, Acquisition and Insurance
    Operating Costs Paid . . . . . . . . . . . . . . . . . . . ..       (221,294)           (202,077)           (172,251)
  Income Taxes Paid. . . . . . . . . . . . . . . . . . . . . . ..        (61,086)            (36,140)            (71,255)
                                                                    ------------        ------------        ------------
      Net Cash Provided by Operating Activities. . . . . . . . ..        486,529             463,377             438,166
                                                                    ------------        ------------        ------------

INVESTING ACTIVITIES:
  Purchases of:
    Fixed Maturities Available-for-Sale. . . . . . . . . . . . ..     (2,117,938)         (1,891,778)         (1,544,998)
    Fixed Maturities Held-to-Maturity. . . . . . . . . . . . . ..         (1,691)           (199,589)           (473,206)
    Purchase of Subsidiary, Net of Cash Acquired . . . . . . . ..             --             116,122                  --
    Other Investments. . . . . . . . . . . . . . . . . . . . . ..         (7,345)             (5,788)               (287)
    Policy and Nonaffiliated Mortgage Loans. . . . . . . . . . ..       (103,602)            (96,019)            (85,485)
    Affiliated Mortgage Loans. . . . . . . . . . . . . . . . . ..             --             (40,000)            (34,650)
    Options. . . . . . . . . . . . . . . . . . . . . . . . . . ..       (168,554)            (13,977)                 --
  Maturities of Fixed Maturities Available-for-Sale. . . . . . ..        732,377             435,788             466,509
  Maturities of Fixed Maturities Held-to-Maturity. . . . . . . ..          7,280               8,907              21,694
  Sales of:
    Fixed Maturities Available-for-Sale. . . . . . . . . . . . ..        643,539             869,091             721,229
    Fixed Maturities Held-to-Maturity. . . . . . . . . . . . . ..         18,235                  --              13,316
    Other Investments. . . . . . . . . . . . . . . . . . . . . ..          7,522              13,824              12,580
    Policy and Nonaffiliated Mortgage Loans. . . . . . . . . . ..         65,797              61,159              48,341
    Affiliated Mortgage Loans. . . . . . . . . . . . . . . . . ..         14,491               5,560              31,730
    Options. . . . . . . . . . . . . . . . . . . . . . . . . . ..        141,302                  --                  --
  Net (Increase) Decrease in Short-Term Investments. . . . . . ..          2,013              11,519              (1,250)
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . ..         (1,163)            (36,164)               (747)
                                                                    ------------        ------------        ------------
    Net Cash Used in Investing Activities. . . . . . . . . . . ..       (767,737)           (761,345)           (825,224)
                                                                    ------------        ------------        ------------

FINANCING ACTIVITIES:
  Funds Received Under Deposit Contracts . . . . . . . . . . . ..      1,198,147           1,392,517           1,148,590
  Return of Funds Held Under Deposit Contracts . . . . . . . . ..     (1,091,965)           (861,221)           (765,480)
  Dividends to Parent. . . . . . . . . . . . . . . . . . . . . ..        (94,000)            (13,000)             (4,000)
  Net Proceeds from (Repayment of) Short-Term Borrowings . . . ..         32,835               5,048              (7,802)
                                                                    ------------        ------------        ------------
    Net Cash Provided by Financing Activities. . . . . . . . . ..         45,017             523,344             371,308
                                                                    ------------        ------------        ------------

Net Increase (Decrease) in Cash. . . . . . . . . . . . . . . . ..       (236,191)            225,376             (15,750)
Cash at Beginning of Year. . . . . . . . . . . . . . . . . . . ..        244,512              19,136              34,886
                                                                    ------------        ------------        ------------
Cash at End of Year. . . . . . . . . . . . . . . . . . . . . . ..   $      8,321        $    244,512        $     19,136
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------

For pruposes of reporting cash flows, cash consists of balances on hand and on deposit in banks and financial institutions.

                    See Notes to Consolidated Financial Statements

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
STATEMENT OF CONSOLIDATED CASH FLOWS -
RECONCILIATION OF NET INCOME TO NET CASH
PROVIDED BY OPERATING ACTIVITIES
(In Thousands)


                                                                                     Year Ended December 31
                                                                    ----------------------------------------------------
                                                                         1998                1997                1996
                                                                    ------------        ------------        ------------
Net Income . . . . . . . . . . . . . . . . . . . . . . . . . . .    $     43,524        $     97,609        $     94,056
                                                                    ------------        ------------        ------------
Adjustments to Reconcile Net Income to
  Net Cash Provided by Operating Activities:
    Realized Investment Gain . . . . . . . . . . . . . . . . . .         (13,612)             (6,807)            (10,439)
    Amortization of Fixed Maturity Investments . . . . . . . . .         (26,774)            (24,929)            (26,811)
    Deferred Federal Income Tax Benefit. . . . . . . . . . . . .          (1,359)             (4,689)             (6,471)
    Interest Expense on Deposit Contracts. . . . . . . . . . . .         633,437             501,230             484,962
    Mortality and Expense Changes and Administrative Fees. . . .         (29,753)            (27,379)            (24,368)
    Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,535              (7,877)                574

    Changes in:
      Future Policy Benefits . . . . . . . . . . . . . . . . . .           7,274               1,855              (4,466)
      Policy and Contract Claims . . . . . . . . . . . . . . . .             703               2,830               2,748
      Premiums Paid in Advance . . . . . . . . . . . . . . . . .            (984)                299                 637
      Deferred Policy Acquisition Costs. . . . . . . . . . . . .          17,062             (15,688)             (6,198)
      Accrued Investment Income. . . . . . . . . . . . . . . . .          (9,130)            (11,451)             (8,893)
      Accrued Interest on Accrual Bonds. . . . . . . . . . . . .         (50,440)            (48,354)            (44,015)
      Other Receivables. . . . . . . . . . . . . . . . . . . . .          (9,979)             (5,467)             (8,639)
      Current Federal Income Taxes . . . . . . . . . . . . . . .         (36,361)             18,565             (13,839)
      Other Assets and Liabilities . . . . . . . . . . . . . . .         (42,225)             (2,350)              4,668
      Other Policyholders' Funds . . . . . . . . . . . . . . . .            (389)             (4,020)              4,660
                                                                    ------------        ------------        ------------

        Total Adjustments. . . . . . . . . . . . . . . . . . . .         443,005             365,768             344,110
                                                                    ------------        ------------        ------------

Net Cash Provided by Operating Activities. . . . . . . . . . . .    $    486,529        $    463,377        $    438,166
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------


                    See Notes to Consolidated Financial Statements

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF OPERATIONS. SAFECO Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the state of Washington. The Company offers individual and group insurance products, pension plans and annuity products, marketed through professional agents in all states and the District of Columbia. The Company directly owns three subsidiaries, SAFECO National Life Insurance Company, First SAFECO National Life Insurance Company of New York, and Empire Life Insurance Company. The Company acquired WM Life Insurance Company and Empire Life Insurance Company on December 31, 1997 (see Note 2). WM Life Insurance Company was merged into the Company on July 1, 1998. The Company is a wholly-owned subsidiary of SAFECO Corporation which is a Washington corporation whose subsidiaries engage primarily in insurance and financial service businesses.

     BASIS OF REPORTING. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles appropriate in the circumstances and include amounts based on the best estimates and judgments of management. The financial statements include SAFECO Life Insurance Company and its subsidiaries.

     All significant intercompany transactions have been eliminated in the consolidated financial statements. Certain reclassifications have been made to prior year financial information to conform to the 1998 classifications.

     ACCOUNTING FOR PREMIUMS. Life and health insurance premiums are reported as income when collected for traditional individual life policies and when earned for group life and health policies. Funds received under pension deposit contracts, annuity contracts and universal life policies are recorded as liabilities rather than premium income when received. Revenues for universal life products consist of front-end loads, mortality charges and expense charges assessed against individual policyholder account balances. These loads and charges are recognized as income when earned.

     INVESTMENTS. Fixed maturity investments (i.e., bonds and redeemable preferred stocks) which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost in the balance sheet. Fixed maturities classified as available-for-sale are carried at market value, with changes in unrealized gains and losses recorded directly to shareholder's equity (comprehensive income), net of applicable income taxes and deferred policy acquisition costs valuation allowance. The Company has no fixed maturities classified as trading.

     All marketable equity securities are classified as available-for-sale and carried at market value, with changes in unrealized gains and losses recorded directly to shareholder's equity (comprehensive income), net of applicable income taxes.

     When the collectibility of income on certain investments is considered doubtful, they are placed on non-accrual status and thereafter interest income is recognized only when payment is received. Investments that have declined in market value below cost and for which the decline is judged to be other than temporary are written down to fair value. Writedowns are made directly on an individual security basis and reduce realized investment gains in the Statement of Consolidated Income.

     The cost of security investments sold is determined by the "identified cost" method.

     Mortgage loans are carried at outstanding principal balances, less an allowance for loan losses.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 1 (continued)

     REAL ESTATE AND DEPRECIATION. Income-producing real estate is classified as an investment. The Company provides straight-line depreciation on its buildings based upon their estimated useful lives.

     Investment real estate that has declined in market value below cost and for which the decline is judged to be other than temporary is written down to estimated realizable value. Writedowns reduce realized investment gains in the Statement of Consolidated Income.

     DEFERRED POLICY ACQUISITION COSTS. Life and health acquisition costs, consisting of commissions and certain other underwriting expenses, which vary with and are primarily related to the production of new business, are deferred.

     Acquisition costs for pension deposit contracts, deferred annuity contracts and universal life policies are amortized over the lives of the contracts or policies in proportion to the present value of estimated future gross profits. To the extent actual experience differs from assumptions, and to the extent estimates of future gross profits require revision, the unamortized balance of deferred policy acquisition costs is adjusted accordingly; such adjustments would be included in current operations. In 1998, a $46.8 million write-off of deferred acquisition costs was charged to current operations. This charge is primarily tied to two blocks of annuity business, the equity-indexed product and a declared rate fixed annuity product, and to the universal life business, all of which have been adversely affected by market conditions. Approximately $28 million of the write-off relates to the equity-indexed annuity product. The cost of the options purchased to fund the obligation under these contracts increased significantly, adversely affecting the projected recoverability of deferred acquisition costs. There were no significant revisions made in 1997 or 1996.

     Acquisition costs for traditional individual life insurance policies are amortized over the premium payment period of the related policies using assumptions consistent with those used in computing policy benefit liabilities. Acquisition costs for group life and health policies are amortized over the lives of the policies in proportion to premium received.

     PRESENT VALUE OF FUTURE PROFITS. The present value of future profits represents the actuarially determined present value of anticipated profits to be realized from annuity and life insurance business purchased. The present value was determined using a discount rate of 12.5%. For annuity contracts, amortization of the present value of future profits is in relation to the present value of the expected gross profits on the contracts, discounted using the interest rate credited to the underlying policies. The present value of future profits is reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments were recorded in 1998 or 1997.

     OTHER ASSETS. Call options on the S&P 500 index are purchased by the Company to hedge the growth in interest credited on equity indexed annuities sold. Premiums paid to purchase these call options are capitalized and included in other assets. Call option premiums are amortized as an expense over the term of the option on a straight-line basis. Gains and losses on these instruments are recorded in income when realized. See Note 5 for additional information.

     The Financial Accounting Standards Board (FASB) issued Statement 133, "Accounting for Derivative Instruments and Hedging Activities" in June 1998 addressing accounting and disclosure requirements for derivative financial instruments. The Company's accounting treatment for options will change when guidance in this Statement is adopted. See page 11 for additional information.

     On December 31, 1997, the Company acquired Washington Mutual, Inc.'s life insurance subsidiaries, WM Life Insurance Company and Empire Life Insurance Company, and Washington Mutual, Inc. agreed to

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 1 (continued)

     distribute the Company's annuity products through the Washington Mutual, Inc. multi-state banking network. The portion of this transaction relating to the distribution agreement was valued at $35,000 and will be amortized on a straight-line basis over 15 years. The unamortized balance of $32,667 is included in other assets. See Note 2 for additional information.

     FUTURE POLICY BENEFITS. Liabilities for universal life insurance policies, deferred annuity and pension deposit contracts are equal to the accumulated account value of such policies or contracts as of the valuation date. Liabilities for structured settlement annuities are based on interest rate assumptions using market rates at issue, graded downward over 40 years to a range of 5.5% to 8.75%.

     Liabilities for future policy benefits under traditional individual life insurance policies have been computed on the level premium method using interest, mortality and persistency assumptions based on actual experience modified to provide for adverse deviation. Interest assumptions range from 8.5% graded to 3.25%.

     POLICY AND CONTRACT CLAIMS. The liability for policy and contract claims is established on the basis of reported losses ("case basis" method). Provision is also made for claims incurred but not reported, based on historical experience. The estimates for claims incurred but not reported are continually reviewed and any necessary adjustments are reflected in current operations.

     SEPARATE ACCOUNTS. The Company administers segregated asset accounts for variable annuity and variable universal life clients. The assets of these Separate Accounts, which consist of common stocks, are the property of the Company. The liabilities of these Separate Accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these clients. The assets of the Separate Accounts, equal to the reserves and other contract liabilities of the Separate Accounts, are not chargeable with liabilities arising out of any other business the Company may conduct. Investment risks associated with market value changes are borne by the clients. Deposits, withdrawals, net investment income and realized and unrealized capital gains and losses on the assets of the Separate Account are not reflected in the Statement of Consolidated Income. Management fees and other charges assessed against the contracts are included in other revenue.

     FEDERAL INCOME TAXES. The Company and its subsidiaries, except for Empire Life Insurance Company, are included in a consolidated federal income tax return filed by SAFECO Corporation. Tax payments (credits) are made to or received from SAFECO Corporation on a separate tax return filing basis. The Company provides for federal income taxes based on financial reporting income and deferred federal income taxes on temporary differences between financial reporting and taxable income.

     NEW ACCOUNTING STANDARDS. In June of 1997, the FASB issued Statement 130, "Reporting Comprehensive Income." Statement 130 is effective for fiscal years beginning after December 15, 1997 and the Company adopted it in the first quarter of 1998. The Statement has no effect on net income but requires the reporting of "comprehensive income," which includes net income and certain items currently reported in shareholder's equity. See the Statement of Consolidated Comprehensive Income on page 5 of this report.

     The FASB issued Statement 131, "Disclosures about Segments of an Enterprise and Related Information," in June of 1997. Statement 131 changes the way information about business segments is reported in financial statements. This Statement is effective for financial statements for periods beginning after December 15, 1997. The required segment information is presented in
     Note 11.  This Statement has no effect on net income.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 1 (continued)

     The FASB issued Statement 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," in February 1998. Statement 132 revises employers' disclosures about pension and other postretirement benefit plans. This Statement is effective for financial statements for periods beginning after December 15, 1997. This Statement has no effect on net income.

     The FASB issued Statement 133, "Accounting for Derivative Instruments and Hedging Activities," in June 1998. The Statement is effective for fiscal years beginning after June 15, 1999. It may also be adopted early, as of the beginning of any fiscal quarter that begins after June 1998. The Company will adopt the new Statement no later than the first quarter of 2000. The Statement amends or supercedes several previous FASB statements and requires recognizing all derivatives as either assets or liabilities in the statement of financial position and measuring those instruments at fair value. The impact of the Statement is currently being studied, and the effect of the new Statement on the financial statements has not yet been determined.


2.   ACQUISITION

     On December 31, 1997, the Company acquired Washington Mutual, Inc.'s life insurance subsidiaries, WM Life Insurance Company and Empire Life Insurance Company for $105,800. The fair value of assets acquired, excluding cash of $221,122, was $766,921, and the fair value of liabilities assumed was $882,226. The acquisition has been treated as a purchase for accounting purposes, and allocation of purchase price resulted in no goodwill. The transaction was financed through internal sources.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


3.   INVESTMENT SUMMARY

     A summary of fixed maturities and marketable equity securities classified as available-for-sale at December 31, 1998 follows:

                                                                        Gross          Gross           Net         Estimated
                                                        Amortized     Unrealized     Unrealized     Unrealized       Market
                                                          Cost          Gains          Losses          Gain          Value
                                                      -----------    -----------     ----------    -----------    -----------
   United States government and
     government agencies and authorities . . . . .    $   592,137    $    85,453     $       (6)   $    85,447    $   677,584
   States, municipalities and political
     subdivisions. . . . . . . . . . . . . . . . .        126,136         16,784         (3,191)        13,593        139,729
   Foreign governments . . . . . . . . . . . . . .        101,106          9,730             --          9,730        110,836
   Public utilities. . . . . . . . . . . . . . . .      1,509,636        113,446         (1,957)       111,489      1,621,125
   All other corporate bonds . . . . . . . . . . .      4,504,120        225,765        (21,633)       204,132      4,708,252
   Mortgage-backed securities. . . . . . . . . . .      2,885,492        142,633         (3,940)       138,693      3,024,185
                                                      -----------    -----------     ----------    -----------    -----------
   Total fixed maturities classified as
     available-for-sale. . . . . . . . . . . . . .      9,718,627        593,811        (30,727)       563,084     10,281,711
   Marketable equity securities. . . . . . . . . .         14,665          4,166            (94)         4,072         18,737
                                                      -----------    -----------     ----------    -----------    -----------
   Total investment securities classified as
     available-for-sale. . . . . . . . . . . . . .    $ 9,733,292    $   597,977     $  (30,821)       567,156    $10,300,448
                                                      -----------    -----------     ----------                   -----------
                                                      -----------    -----------     ----------                   -----------

   Deferred policy acquisition costs valuation allowance . . . . . . . . . . . . . . . . . . . .       (45,108)
   Applicable federal income tax . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (182,606)
                                                                                                   -----------
   Unrealized appreciation of investment securities,
     net of tax, included in shareholder's equity (accumulated other comprehensive income) . . .   $   339,442
                                                                                                   -----------
                                                                                                   -----------

A summary of fixed maturities classified as held-to-maturity at December 31, 1998 follows:


                                                                        Gross          Gross           Net         Estimated
                                                        Amortized     Unrealized     Unrealized     Unrealized       Market
                                                          Cost          Gains          Losses          Gain          Value
                                                      -----------    -----------     ----------    -----------    -----------
   United States government and
     government agencies and authorities . . . . .    $   272,104    $   102,409     $       --    $   102,409    $   374,513
   States, municipalities and political
     subdivisions. . . . . . . . . . . . . . . . .        127,180         26,403             --         26,403        153,583
   Foreign governments . . . . . . . . . . . . . .        149,558         48,523             --         48,523        198,081
   Public utilities. . . . . . . . . . . . . . . .        416,495         81,036           (239)        80,797        497,292
   All other corporate bonds . . . . . . . . . . .      1,447,436        243,657         (4,159)       239,498      1,686,934
   Mortgage-backed securities. . . . . . . . . . .        308,110         40,682             (1)        40,681        348,791
                                                      -----------    -----------     ----------    -----------    -----------
   Total fixed maturities classified as
     held-to-maturity. . . . . . . . . . . . . . .    $ 2,720,883    $   542,710     $   (4,399)    $  538,311    $ 3,259,194
                                                      -----------    -----------     ----------    -----------    -----------
                                                      -----------    -----------     ----------    -----------    -----------

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 3 (continued)

   A summary of fixed maturities and marketable equity securities classified as available-for-sale at December 31, 1997 follows:

                                                                        Gross          Gross           Net         Estimated
                                                        Amortized     Unrealized     Unrealized     Unrealized       Market
                                                          Cost          Gains          Losses          Gain          Value
                                                      -----------    -----------     ----------    -----------    -----------
   United States government and
     government agencies and authorities . . . . .    $   604,305    $    61,328     $      (47)   $    61,281    $   665,586
   States, municipalities and political
     subdivisions. . . . . . . . . . . . . . . . .        134,160         13,439           (720)        12,719        146,879
   Foreign governments . . . . . . . . . . . . . .        102,053          6,674             (7)         6,667        108,720
   Public utilities. . . . . . . . . . . . . . . .      1,467,168        100,208         (1,175)        99,033      1,566,201
   All other corporate bonds . . . . . . . . . . .      3,803,982        186,502         (1,174)       185,328      3,989,310
   Mortgage-backed securities. . . . . . . . . . .      2,789,915        139,056         (3,781)       135,275      2,925,190
                                                      -----------    -----------     ----------    -----------    -----------
   Total fixed maturities classified as
     available-for-sale. . . . . . . . . . . . . .      8,901,583        507,207         (6,904)       500,303      9,401,886
   Marketable equity securities. . . . . . . . . .         10,651          4,906             (5)         4,901         15,552
                                                      -----------    -----------     ----------    -----------    -----------
   Total investment securities classified as
     available-for-sale. . . . . . . . . . . . . .    $ 8,912,234    $   512,113     $   (6,909)       505,204    $ 9,417,438
                                                      -----------    -----------     ----------                   -----------
                                                      -----------    -----------     ----------                   -----------
   Deferred policy acquisition costs valuation allowance . . . . . . . . . . . . . . . . . . . . .     (35,349)
   Applicable federal income tax . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (164,338)
                                                                                                   -----------
   Unrealized appreciation of investment securities,
     net of tax, included in shareholder's equity (accumulated other comprehensive income) . . . . $   305,517
                                                                                                   -----------
                                                                                                   -----------

   A summary of fixed maturities classified as held-to-maturity at December 31, 1997 follows:


                                                                         Gross         Gross            Net         Estimated
                                                        Amortized     Unrealized     Unrealized     Unrealized       Market
                                                          Cost          Gains          Losses          Gain          Value
                                                      -----------    -----------     ----------    -----------    -----------
   United States government and
     government agencies and authorities . . . . .    $   257,881    $    74,238     $       --    $    74,238    $   332,119
   States, municipalities and political
     subdivisions. . . . . . . . . . . . . . . . .        120,345         14,917             --         14,917        135,262
   Foreign governments . . . . . . . . . . . . . .        148,903         40,306             --         40,306        189,209
   Public utilities. . . . . . . . . . . . . . . .        417,519         78,330             --         78,330        495,849
   All other corporate bonds . . . . . . . . . . .      1,462,968        208,201           (142)       208,059      1,671,027
   Mortgage-backed securities. . . . . . . . . . .        300,942         35,574            (94)        35,480        336,422
                                                      -----------    -----------     ----------    -----------    -----------
   Total fixed maturities classified as
     held-to-maturity. . . . . . . . . . . . . . .    $ 2,708,558    $   451,566     $     (236)   $   451,330    $ 3,159,888
                                                      -----------    -----------     ----------    -----------    -----------
                                                      -----------    -----------     ----------    -----------    -----------

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 3 (continued)

   The amortized cost and estimated market value of fixed maturities at December 31, 1998, by contractual maturity, are presented below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    Available-for-Sale             Held-to-Maturity
                                                                --------------------------    --------------------------
                                                                                Estimated                     Estimated
                                                                 Amortized        Market       Amortized        Market
                                                                    Cost          Value           Cost          Value
                                                                -----------    -----------    -----------    -----------
     Due in one year or less . . . . . . . . . . . . . . . .    $   323,572    $   327,416    $        --    $        --
     Due after one year through five years . . . . . . . . .      2,275,991      2,364,579              3              4
     Due after five years through ten years. . . . . . . . .      1,223,284      1,281,865         48,691         57,164
     Due after ten years . . . . . . . . . . . . . . . . . .      3,010,288      3,283,666      2,364,079      2,853,235
     Mortgage-backed securities. . . . . . . . . . . . . . .      2,885,492      3,024,185        308,110        348,791
                                                                -----------    -----------    -----------    -----------

          Total. . . . . . . . . . . . . . . . . . . . . . .    $ 9,718,627    $10,281,711    $ 2,720,883    $ 3,259,194
                                                                -----------    -----------    -----------    -----------
                                                                -----------    -----------    -----------    -----------


     At December 31, 1998 and 1997, the Company held below investment grade fixed maturities of $438 million and $316 million at amortized cost, respectively. The respective market values of these investments were approximately $444 million and $329 million. These holdings amounted to 3.3% and 2.6% of the Company's investments in fixed maturities at market value at December 31, 1998 and 1997, respectively.

     Certain fixed maturity securities with an amortized cost of $7,596 and $7,543 at December 31, 1998 and 1997, respectively, were on deposit with various regulatory authorities to meet requirements of insurance and financial codes.

     At December 31, 1998 and 1997, mortgage loans constituted approximately 4.2% and 4.5% of total assets, respectively, and are secured by first mortgage liens on income-producing commercial real estate, primarily in the retail, industrial and office building sectors. The majority of the properties are located in the western United States, with 39% of the total in California. Individual loans generally do not exceed $10 million.

     The carrying value of investments in fixed maturities and mortgage loans that did not produce income during the year ended December 31, 1998 is less than one percent of the total of such investments.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 3 (continued)

     The proceeds from sales of investment securities and related gains and losses for 1998 are as follows:

                                                                             Year Ended December 31, 1998
                                                    ------------------------------------------------------------------------------
                                                     Fixed Maturities               Fixed Maturities                Marketable
                                                    Available-for-Sale              Held-to-Maturity            Equity Securiities
                                                    ------------------              ----------------            ------------------
     Proceeds from sales . . . . . . . . . . .      $          643,539              $         18,235            $              665
                                                    ------------------              ----------------            ------------------
                                                    ------------------              ----------------            ------------------

     Gross realized gains on sales . . . . . .      $           12,350              $          3,384            $              335
     Gross realized losses on sales. . . . . .                    (480)                           --                            (3)
                                                    ------------------              ----------------            ------------------

          Realized gains on sales. . . . . . .                  11,870                         3,384                           332
     Other (Including net gain on calls
       and redemptions). . . . . . . . . . . .                  (1,557)                           --                            --
     Writedowns (Including writedowns
       on securities subsequently sold). . . .                    (433)                           --                            --
                                                    ------------------              ----------------            ------------------

     Total realized gain  .. . . . . . . . . .      $            9,880              $          3,384            $              332
                                                    ------------------              ----------------            ------------------
                                                    ------------------              ----------------            ------------------

     One fixed maturity security, classified as held-to-maturity, was sold during 1998 due to restructuring by the bond issuer and the expected significant downgrade resulting from it. This transaction meets the "allowable sale" criteria of FASB Statement 115. The amortized cost of this security was $14,851, and the gain realized on this sale was $3,384.

     The proceeds from sales of investment securities and related gains and losses for 1997 are as follows:

                                                                             Year Ended December 31, 1997
                                                    ------------------------------------------------------------------------------
                                                     Fixed Maturities               Fixed Maturities                Marketable
                                                    Available-for-Sale              Held-to-Maturity            Equity Securiities
                                                    ------------------              ----------------            ------------------
     Proceeds from sales . . . . . . . . . .        $          869,091              $             --            $           11,185
                                                    ------------------              ----------------            ------------------
                                                    ------------------              ----------------            ------------------

     Gross realized gains on sales . . . . .        $            5,805              $             --            $            6,832
     Gross realized losses on sales. . . . .                    (9,410)                           --                          (397)
                                                    ------------------              ----------------            ------------------

          Realized gains (losses)
            on sales . . . . . . . . . . . .                    (3,605)                           --                         6,435
     Other (Including net gain on calls
       and redemptions). . . . . . . . . . .                     5,074                            --                            --
     Writedowns (Including writedowns
       on securities subsequently sold). . .                      (197)                           --                            --
                                                    ------------------              ----------------            ------------------

     Total realized gain . . . . . . . . . .        $            1,272              $             --            $            6,435
                                                    ------------------              ----------------            ------------------
                                                    ------------------              ----------------            ------------------

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)

Note 3 (continued)

     The proceeds from sales of investment securities and related gains and losses for 1996 are as follows:


                                                                          Year Ended December 31, 1996
                                          ------------------------------------------------------------------------------
                                           Fixed Maturities               Fixed Maturities                Marketable
                                          Available-for-Sale              Held-to-Maturity            Equity Securiities
                                          ------------------              ----------------            ------------------
Proceeds from sales                       $          721,229              $         13,316            $           10,394
                                          ------------------              ----------------            ------------------
                                          ------------------              ----------------            ------------------

Gross realized gains on sales             $           19,779              $             --            $            4,847
Gross realized losses on sales                       (18,837)                       (1,328)                           --
                                          ------------------              ----------------            ------------------

     Realized gains (losses) on sales                    942                        (1,328)                        4,847

Other (Including net gain or loss on calls
     and redemptions)                                 13,687                          (141)                           --

Writedowns (Including writedowns on
    securities subsequently sold)                     (5,465)                           --                            --
                                          ------------------              ----------------            ------------------

Total realized gain  (loss)               $            9,164              $         (1,469)           $            4,847
                                          ------------------              ----------------            ------------------
                                          ------------------              ----------------            ------------------


     Two fixed maturity securities classified as held-to-maturity were sold during 1996 due to evidence of a significant deterioration in credit quality. The amortized cost of these securities was $14,644, and the losses realized on these sales were $1,328.

     The following summarizes the realized gain before federal income taxes and the net change in unrealized appreciation:


                                                                                     Year Ended December 31
                                                                    ----------------------------------------------------
                                                                       1998                 1997                1996
                                                                    ------------        ------------        ------------
Realized gains (losses):

  Fixed maturities . . . . . . . . . . . . . . . . . . . . . . .    $     13,264        $      1,272        $      7,695
  Marketable equity securities . . . . . . . . . . . . . . . . .             332               6,435               4,847
  First mortgage loans on real estate. . . . . . . . . . . . . .              --                (900)             (2,050)
  Real estate. . . . . . . . . . . . . . . . . . . . . . . . . .              16                  --                (114)
  Other invested assets. . . . . . . . . . . . . . . . . . . . .              --                  --                  61
                                                                    ------------        ------------        ------------

     Realized gain before federal income taxes . . . . . . . . .    $     13,612        $      6,807        $     10,439
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------


                                                                                     Year Ended December 31
                                                                    ----------------------------------------------------
                                                                       1998                 1997                1996
                                                                    ------------        ------------        ------------
Increase (decrease) in unrealized appreciation of:

  Fixed maturities classified as available-for-sale. . . . . . .    $     62,781        $    244,483        $   (268,956)
  Marketable equity securities . . . . . . . . . . . . . . . . .            (829)             (4,372)             (1,599)
  Deferred policy acquisition costs valuation allowance. . . . .          (9,759)            (16,309)             23,775
  Applicable federal income tax. . . . . . . . . . . . . . . . .         (18,268)            (78,330)             86,373
                                                                    ------------        ------------        ------------

  Net change in unrealized appreciation. . . . . . . . . . . . .    $     33,925        $    145,472        $   (160,407)
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 3 (continued)

     The following table summarizes the Company's allowance for credit losses on non-affiliated mortgage loans:


                                                                                     Year Ended December 31
                                                                    ----------------------------------------------------
                                                                       1998                 1997                1996
                                                                    ------------        ------------        ------------
     Allowance at beginning of year. . . . . . . . . . . . . . .    $     11,609        $     10,943        $      9,633
     Provision for credit losses . . . . . . . . . . . . . . . .              --                 900               2,050
     Loans charged off as uncollectible. . . . . . . . . . . . .            (436)               (234)               (740)
                                                                    ------------        ------------        ------------

     Allowance at end of year. . . . . . . . . . . . . . . . . .    $     11,173        $     11,609        $     10,943
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------

     The allowance includes specific reserves, as well as general reserve amounts. The total investment in impaired loans before any reserve for losses is $2.5 million and $3.3 million at December 31, 1998 and 1997, respectively. A specific loan loss reserve has been established for each impaired loan, the total of which is $250 and $550 and is included in the overall allowance of $11.2 million and $11.6 million at December 31, 1998 and 1997, respectively.

4.   COMMITMENTS AND CONTINGENCIES

     The Company is obligated under a real estate lease with an affiliate, General America Corporation, which expires in 2010. The minimum annual rental commitments under this obligation were $2,443 at December 31, 1998. At December 31, 1998, unfunded mortgage loan commitments approximated $77,266. The Company had no other material commitments or contingencies at December 31, 1998.

5.   FINANCIAL INSTRUMENTS

     ESTIMATED FAIR VALUES. Fair value amounts have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in developing the estimates of fair value. Accordingly, these estimates are not necessarily indicative of the amount that could be realized in a current market exchange. The use of different market assumptions and/or estimating methodologies may have a material effect on the estimated fair value amounts.

     Carrying value is a reasonable estimate of fair value for cash, policy loans, short-term investments, accounts receivable and other liabilities.

     Fair value amounts for investments in fixed maturities and marketable equity securities are the same as market value. Market value generally represents quoted market prices for securities traded in the public market place or analytically determined values for securities not publicly traded.

     The fair values of mortgage loans have been estimated by discounting the projected cash flows using the current rate at which loans would be made to borrowers with similar credit ratings and for the same maturities.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 5 (continued)

     The fair value of investment contracts with defined maturities is estimated by discounting projected cash flows using rates that would be offered for similar contracts with the same remaining maturities. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value. These investment contracts are included in Funds Held Under Deposit Contracts.

     Estimated fair values of financial instruments at December 31 are as follows:


                                                                 1998                                1997
                                                    -------------------------------     -------------------------------
                                                       Carrying         Estimated         Carrying         Estimated
                                                        Amount          Fair Value         Amount          Fair Value
                                                    -------------     -------------     -------------     -------------
     Financial assets:
          Fixed maturities available-for-sale. . .  $  10,281,711     $  10,281,711     $   9,401,886     $   9,401,886
          Fixed maturities held-to-maturity. . . .      2,720,883         3,259,194         2,708,558         3,159,888
          Marketable equity securities . . . . . .         18,737            18,737            15,552            15,552
          Mortgage loans . . . . . . . . . . . . .        664,427           692,000           651,158           677,000

     Financial liabilities:

          Funds held under deposit contracts . . .     12,364,937        12,874,000       11,539,473         12,021,000

     Other insurance-related financial instruments are exempt from fair value disclosure requirements.

     DERIVATIVE FINANCIAL INSTRUMENTS. The Company's investments in mortgage-backed securities of $3.4 billion and $3.3 billion, at market values, at December 31, 1998 and 1997, respectively, are primarily residential collateralized mortgage obligations and pass-throughs ("CMOs"). CMOs, while technically defined as derivative instruments, are exempt from derivative disclosure requirements. The Company's investment in CMOs comprised of the riskier, more volatile type (e.g., principal only, inverse floaters, etc.) has been intentionally limited to only a small amount, approximately 1% of total CMOs at both December 31, 1998 and 1997.

     In 1997, the Company introduced an equity-indexed annuity product that credits the policyholder based on a percentage of the gain in the S&P 500 index. S&P 500 call options are purchased to hedge the growth in interest credited to the customers. Premiums paid to purchase the S&P 500 call options are capitalized and included in other assets on the balance sheet and expensed over the term of the option on a straight line basis. Any gain or loss on the call options purchased is included in income when realized. On December 31, 1998, futures contracts were entered into requiring an initial margin deposit of $4,961. Futures combined with call options will be used to hedge the Company's 1999 exposure to changes in the S&P 500 index.

     The balance in other assets for call options purchased was $23,985 and $21,232 at December 31, 1998 and 1997, respectively. The balance in other invested assets for futures contracts at December 31, 1998 was $4,961. The estimated fair value of call options purchased and futures contracts is the same as their carrying value at December 31, 1998 or 1997.

     The Company does not enter into financial instruments for trading or speculative purposes. The Company's involvement in other investment-type derivatives is also, intentionally, of a very limited nature. Such derivatives include interest rate swaps on bond investments, currency-linked bonds and fixed-rate loan commitments. Individually, and in the aggregate, these derivatives are not material and thus no additional disclosures are warranted.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


6.   POLICY AND CONTRACT LIABILITIES

     REINSURANCE. The Company protects itself from excessive losses by ceding reinsurance to other companies, using automatic and facultative treaties. The availability and cost of reinsurance are subject to prevailing market conditions, both in terms of price and available capacity. Although the reinsurer is liable to the Company to the extent of the reinsurance ceded, the Company remains primarily liable to the policyholder as the direct insurer on all risks reinsured. The Company evaluates the financial condition of its reinsurers to minimize its exposure to losses from reinsurer insolvencies. To the Company's knowledge, none of its reinsurers is experiencing financial difficulties.

     The balance sheet caption "Reinsurance Recoverables" is comprised of the following amounts:


                                                                               December 31
                                                                     -------------------------------
                                                                         1998                1997
                                                                     -----------         -----------
     Unpaid losses and adjustment expense. . . . . . . . . . . .     $       248         $       906
     Paid claims . . . . . . . . . . . . . . . . . . . . . . . .           1,347                 770
     Life policy liabilities . . . . . . . . . . . . . . . . . .          30,677              26,756
     Other reinsurance recoverables. . . . . . . . . . . . . . .              82                  83
                                                                     -----------         -----------

      Total reinsurance recoverables . . . . . . . . . . . . . .     $    32,354         $    28,515
                                                                     -----------         -----------
                                                                     -----------         -----------


     The effects of reinsurance on the premium and policy benefit amounts in the Statement of Consolidated Income are as follows:



                                                                                     Year Ended December 31
                                                                    ----------------------------------------------------
                                                                       1998                 1997                1996
                                                                    ------------        ------------        ------------
     Reinsurance Ceded:

      Premiums . . . . . . . . . . . . . . . . . . . . . . . . .    $    (16,479)       $    (13,305)       $    (13,679)
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------

      Policy benefits. . . . . . . . . . . . . . . . . . . . . .    $     (7,162)       $     (7,853)       $     (4,039)
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------
     Reinsurance Assumed:

      Premiums . . . . . . . . . . . . . . . . . . . . . . . . .    $        876        $        180        $        175
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------

      Policy benefits. . . . . . . . . . . . . . . . . . . . . .    $      3,487        $      2,902        $      2,500
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------


     POLICY AND CONTRACT CLAIMS. Accident and health claim reserves, the majority of which are incurred and paid in full within a one-year period, amount to less than 1% of total policy and contract liabilities. Therefore, no additional disclosures are warranted.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


7.   STATUTORY BASIS INFORMATION

     The Company and its subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis as prescribed or permitted by such authorities (statutory basis). Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Statutory net income differs from income reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. The net income reported in the Statement of Consolidated Income for the year ended December 31, 1997, does not include the net income of either WM Life Insurance Company or Empire Life Insurance Company, as their acquisition was effective December 31, 1997.

     Statutory net income and shareholder's equity, by company, are as follows:


                                                                                     Year Ended December 31
                                                                    ----------------------------------------------------
                                                                       1998                 1997                1996
                                                                    ------------        ------------        ------------
     Statutory Net Income:
      SAFECO Life Insurance Company. . . . . . . . . . . . . . .    $     64,599        $     95,012        $     95,676
      SAFECO National Life Insurance Company . . . . . . . . . .           1,012               1,322               1,249
      First SAFECO National Life Insurance Company of New York .             576                 314                 318
      Empire Life Insurance Company. . . . . . . . . . . . . . .           1,799                  --                  --
                                                                    ------------        ------------        ------------

          Total. . . . . . . . . . . . . . . . . . . . . . . . .    $     67,986        $     96,648        $     97,243
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------


                                                                                        December 31
                                                                    ----------------------------------------------------
                                                                       1998                 1997                1996
                                                                    ------------        ------------        ------------
  Statutory Shareholder's Equity:
    SAFECO Life Insurance Company and Subsidiaries . . . . . . .    $    576,791        $    672,230        $    587,658
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------


     The Company has received written approval from the Washington State Insurance Department to treat certain loans (all made at market rates) to related SAFECO Corporation subsidiaries as admitted assets. The allowance of such loans has not materially enhanced surplus at December 31, 1998.


8.   DIVIDEND RESTRICTIONS

     Insurance companies are restricted by certain states as to the amount of dividends they may pay within a given calendar year to their parent without regulatory consent. Under insurance regulations of the state of Washington, the restriction is the greater of statutory net gain from operations for the previous year or 10% of policyholder surplus at the close of the previous year, subject to a maximum limit equal to statutory earned surplus. The amount of retained earnings available for the payment of dividends to SAFECO Corporation without prior regulatory approval was $57,679 at December 31, 1998.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


9.   EMPLOYEE BENEFIT PLANS

     SAFECO Corporation and subsidiary companies (the Companies) sponsor defined contribution, defined benefit and profit sharing bonus plans covering substantially all employees. The defined contribution plans include profit sharing retirement plans and a savings plan. A cash balance defined benefit plan covering substantially all employees provides benefits for each year of service after 1988, based on the employee's compensation level plus a stipulated rate of return on the benefit balance. It is SAFECO Corporation's policy to fund the defined benefit plan on a current basis to the full extent deductible under federal income tax regulations. The cost of these plans to the Company was $6,070, $7,531 and $7,901 for the years ended December 31, 1998, 1997 and 1996, respectively.

     The Companies also provide certain healthcare and life insurance benefits ("other postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Companies. The cost of these benefits is shared with the retiree. Net periodic other postretirement benefit costs for the Company were $510, $392 and $474 in 1998, 1997 and 1996, respectively. The accrued postretirement benefit cost recorded in the balance sheet was $5,544 and $5,168 at December 1998 and 1997, respectively.


10.  INCOME TAXES

     The Company uses the liability method of accounting for income taxes under which deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

     Differences between income tax computed by applying the U.S. federal income tax rate of 35% to income before income taxes and the provision for federal income taxes are not material.

     The tax effect of temporary differences which give rise to the deferred tax assets and deferred tax liabilities are as follows:


                                                                                             December 31
                                                                                      -----------------------
                                                                                          1998        1997
                                                                                      ---------     ---------
     Deferred tax assets:
         Discounting of loss and adjustment expense reserves. . . . . . . . . . . .   $     340     $      77
         Uncollected premium adjustment . . . . . . . . . . . . . . . . . . . . . .       2,963         2,607
         Adjustment to life policy liabilities. . . . . . . . . . . . . . . . . . .      37,821        51,176
         Capitalization of policy acquisition costs . . . . . . . . . . . . . . . .      46,046        40,354
         Postretirement benefits. . . . . . . . . . . . . . . . . . . . . . . . . .       1,940         1,809
         Realized capital losses. . . . . . . . . . . . . . . . . . . . . . . . . .       3,461         3,534
         Guarantee fund assessments . . . . . . . . . . . . . . . . . . . . . . . .       2,696         4,163
         Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,105         2,031
                                                                                      ---------     ---------

              Total deferred tax assets . . . . . . . . . . . . . . . . . . . . . .      98,372       105,751
                                                                                      ---------     ---------

     Deferred tax liabilities:
        Deferred policy acquisition costs . . . . . . . . . . . . . . . . . . . . .      90,346        96,317
        Present value of future profits . . . . . . . . . . . . . . . . . . . . . .       4,327         3,084
        Bond discount accrual . . . . . . . . . . . . . . . . . . . . . . . . . . .      19,587        19,631
        Unrealized appreciation of investment securities (Net of deferred policy
             acquisition costs valuation allowance: 1998-$15,788; 1997-$12,372) . .     182,717       164,449
        Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,139         1,566
                                                                                      ---------     ---------

              Total deferred tax liabilities. . . . . . . . . . . . . . . . . . . .     298,116       285,047
                                                                                      ---------     ---------
              Net deferred tax liability. . . . . . . . . . . . . . . . . . . . . .   $ 199,744     $ 179,296
                                                                                      ---------     ---------
                                                                                      ---------     ---------

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 10 (continued)

     The following table reconciles the deferred tax benefit in the Statement of Income to the change in the deferred tax liability in the balance sheet for the year ended December 31:


                                                                       1998                 1997                1996
                                                                    ------------        ------------        ------------
Deferred tax benefit . . . . . . . . . . . . . . . . . . . . . .    $     (1,359)       $     (4,689)       $     (6,471)

Net deferred tax liability acquired in acquisitions. . . . . . .           3,539               2,008                  --

Deferred tax changes reported in shareholder's equity:
  Increase (decrease) in liability related to unrealized
    appreciation or depreciation of investment securities. . . .          21,684              84,037             (94,694)

  (Increase) decrease in liability related to deferred
    policy acquisition costs valuation allowance . . . . . . . .          (3,416)             (5,708)              8,321
                                                                    ------------        ------------        ------------

Increase (decrease) in net deferred tax liability. . . . . . . .    $     20,448        $     75,648        $    (92,844)
                                                                    ------------        ------------        ------------
                                                                    ------------        ------------        ------------

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


11. SEGMENT DATA

  The Company's reportable business segments are strategic business units that offer distinctive products marketed through independent agents in four distribution channels.

  The Company has five reportable segments: Individual, Retirement Services, Settlement Annuities, Group and Corporate. Individual issues traditional, term and universal life insurance policies. Retirement Services issues fixed and variable deferred annuity products. Settlement Annuities issues immediate annuities for structured pay out situations. Group issues excess loss health insurance to companies that have self-insured medical plans. The Corporate segment is used to retain profits from the four product lines and pay dividends to the parent company, SAFECO Corporation.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Company management evaluates performance based on operating profit or loss before income taxes.

                                                                                  Year Ended December 31, 1998
                                        -------------------------------------------------------------------------------------
                                                       Retirement     Settlement
                                        Individual      Services       Annuities        Group        Corporate        Total
                                        ----------     ----------     ----------     ----------     ----------     ----------
Revenue
   Premiums. . . . . . . . . . . . . . $    50,563    $       698    $         -    $   203,149    $         -    $   254,410
   Net Investment Income . . . . . . .      69,267        411,661        449,313          2,695         72,525      1,005,461
   Other Revenue . . . . . . . . . . .       3,509         24,483             77              -              -         28,069
                                        ----------     ----------     ----------     ----------     ----------     ----------
       Total Revenue . . . . . . . . .     123,339        436,642        449,390        205,844         72,525      1,287,940

Expenses
   Policy Benefits . . . . . . . . . .      84,004        349,834        399,130        161,113              -        994,081
   Commissions . . . . . . . . . . . .      10,864         46,236         12,211         25,639            300         95,250
   Amortization of Deferred
     Policy Acquisition Costs
     and Present Value of
     Future Profits. . . . . . . . . .       8,438         30,576              -          3,852              -         42,866
   Deferral of Policy Acquisition
     Costs . . . . . . . . . . . . . .     (18,610)       (42,788)             -         (4,546)             -        (65,944)
   Other Expenses. . . . . . . . . . .      37,782         40,177          7,398         33,919          2,333        121,609
                                        ----------     ----------     ----------     ----------     ----------     ----------
       Total Expenses and
         Policy Benefit. . . . . . . .     122,476        424,035        418,739        219,977          2,633      1,187,862
                                        ----------     ----------     ----------     ----------     ----------     ----------
   Write-off of Deferred Policy
     Acquisition Costs and
     Other Write-offs. . . . . . . . .      11,500         32,300              -              -          3,000         46,800
                                        ----------     ----------     ----------     ----------     ----------     ----------

Income (Loss) From
  Insurance Operations . . . . . . . .     (10,639)       (19,493)        30,651        (14,133)        66,892         53,278

Realized Investment Gain . . . . . . .         828          4,304              -              -          8,480         13,612
                                        ----------     ----------     ----------     ----------     ----------     ----------

Income (Loss) before
  Federal Income Tax . . . . . . . . . $    (9,811)   $   (15,189)   $    30,651    $   (14,133)   $    75,372    $    66,890
                                        ----------     ----------     ----------     ----------     ----------     ----------
                                        ----------     ----------     ----------     ----------     ----------     ----------

                                                                                             December 31, 1998
                                        -------------------------------------------------------------------------------------
                                                       Retirement     Settlement
                                        Individual      Services       Annuities        Group        Corporate        Total
                                        ----------     ----------     ----------     ----------     ----------     ----------
Assets
   Total Investments . . . . . . . . . $ 1,075,256    $ 5,761,722    $ 5,877,496    $    39,918    $ 1,056,042    $13,810,434
   Assets Held in
     Separate Accounts . . . . . . . .      98,715      1,102,420              -              -              -      1,201,135
   Total Assets. . . . . . . . . . . .   1,307,561      7,195,140      5,971,534         90,125      1,093,684     15,658,044

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 11 (continued)


                                                                                  Year Ended December 31, 1997
                                        -------------------------------------------------------------------------------------
                                                       Retirement     Settlement
                                        Individual      Services       Annuities        Group        Corporate        Total
                                        ----------     ----------     ----------     ----------     ----------     ----------
Revenue
   Premiums. . . . . . . . . . . . . . $    46,873    $         -    $         -    $   193,722    $         -     $  240,595
   Net Investment Income . . . . . . .      55,431        355,550        420,095          2,737         74,103        907,916
   Other Revenue . . . . . . . . . . .       3,531         18,102            117              1              -         21,751
                                        ----------     ----------     ----------     ----------     ----------     ----------
       Total Revenue . . . . . . . . .     105,835        373,652        420,212        196,460         74,103      1,170,262

Expenses
   Policy Benefits . . . . . . . . . .      69,611        278,525        368,854        127,936              -        844,926
   Commissions . . . . . . . . . . . .       9,979         38,337         20,060         24,855            450         93,681
   Amortization of Deferred
     Policy Acquisition Costs
     and Present Value of
     Future Profits. . . . . . . . . .       6,615         26,613              -          3,718              -         36,946
   Deferral of Policy Acquisition
     Costs . . . . . . . . . . . . . .     (15,275)       (33,452)             -         (4,341)             -        (53,068)
   Other Expenses. . . . . . . . . . .      32,494         36,677          5,803         31,985              -        106,959
                                        ----------     ----------     ----------     ----------     ----------     ----------
       Total Expenses and
         Policy Benefit. . . . . . . .     103,424        346,700        394,717        184,153            450      1,029,444
                                        ----------     ----------     ----------     ----------     ----------     ----------

Income From
  Insurance Operations . . . . . . . .       2,411         26,952         25,495         12,307         73,653        140,818

Realized Investment Gain (Loss). . . .        (472)         1,601              -              -          5,678          6,807
                                        ----------     ----------     ----------     ----------     ----------     ----------

Income before Federal
  Income Tax . . . . . . . . . . . . . $     1,939    $    28,553    $    25,495    $    12,307    $    79,331    $   147,625
                                        ----------     ----------     ----------     ----------     ----------     ----------
                                        ----------     ----------     ----------     ----------     ----------     ----------


                                                                                             December 31, 1997
                                        -------------------------------------------------------------------------------------
                                                       Retirement     Settlement
                                        Individual      Services       Annuities        Group        Corporate        Total
                                        ----------     ----------     ----------     ----------     ----------     ----------
Assets
   Total Investments . . . . . . . . . $   903,487    $ 5,503,066    $ 5,516,799    $    38,107    $   935,967    $12,897,426
   Assets Held in
     Separate Accounts . . . . . . . .      69,071        836,346              -              -              -        905,417
   Total Assets. . . . . . . . . . . .   1,110,541      6,833,146      5,610,901         83,293        984,576     14,622,457

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


Note 11 (continued)


                                                                                  Year Ended December 31, 1996
                                        -------------------------------------------------------------------------------------
                                                       Retirement     Settlement
                                        Individual      Services       Annuities        Group        Corporate        Total
                                        ----------     ----------     ----------     ----------     ----------     ----------
Revenue
   Premiums. . . . . . . . . . . . . . $    41,322    $         -    $         -    $   198,778    $         -    $   240,100
   Net Investment Income . . . . . . .      38,797        341,375        386,884          2,840         66,142        836,038
   Other Revenue . . . . . . . . . . .       3,273          9,515            143              2              -         12,933
                                        ----------     ----------     ----------     ----------     ----------     ----------
       Total Revenue . . . . . . . . .      83,392        350,890        387,027        201,620         66,142      1,089,071

Expenses
   Policy Benefits . . . . . . . . . .      53,104        258,500        339,580        131,029              -        782,213
   Commissions . . . . . . . . . . . .       8,308         24,384         18,276         23,756              -         74,724
   Amortization of Deferred
     Policy Acquisition Costs
     and Present Value of
     Future Profits. . . . . . . . . .       5,080         26,539              -          4,033              -         35,652
   Deferral of Policy Acquisition
     Costs . . . . . . . . . . . . . .     (19,132)       (19,323)             -         (3,971)             -        (42,426)
   Other Expenses. . . . . . . . . . .      31,859         32,148          6,171         34,167              -        104,345
                                        ----------     ----------     ----------     ----------     ----------     ----------
       Total Expenses and
         Policy Benefit. . . . . . . .      79,219        322,248        364,027        189,014              -        954,508
                                        ----------     ----------     ----------     ----------     ----------     ----------

Income From
  Insurance Operations . . . . . . . .       4,173         28,642         23,000         12,606         66,142        134,563

Realized Investment Gain (Loss). . . .      (2,360)         3,002          4,615              -          5,182         10,439
                                        ----------     ----------     ----------     ----------     ----------     ----------

Income before Federal
  Income Tax . . . . . . . . . . . . . $     1,813    $    31,644    $    27,615    $    12,606    $    71,324    $   145,002
                                        ----------     ----------     ----------     ----------     ----------     ----------
                                        ----------     ----------     ----------     ----------     ----------     ----------


                                                                                             December 31, 1996
                                        -------------------------------------------------------------------------------------
                                                       Retirement     Settlement
                                        Individual      Services       Annuities        Group        Corporate        Total
                                        ----------     ----------     ----------     ----------     ----------     ----------
Assets
   Total Investments . . . . . . . . . $   654,339    $ 4,542,976    $ 4,894,996    $    42,016    $   947,206    $11,081,533
   Assets Held in
     Separate Accounts . . . . . . . .      47,236        443,976              -              -              -        491,212
   Total Assets. . . . . . . . . . . .     839,134      5,179,574      4,978,972         85,693        963,837     12,047,210

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands, unless otherwise stated)


12.  IMPACT OF YEAR 2000 (UNAUDITED)

   SAFECO Corporation (SAFECO), like most other companies, is faced with the fact that some of its computer programs have time sensitive logic that typically recognizes a date using "00" as the year 1900 rather than the year 2000. SAFECO is highly dependent on automated systems and systems applications that use computer programs to conduct ongoing operations. Such systems are used to process claims, bill and collect premiums from customers, manage investments and many other activities. If these systems were unable to process data accurately because of Year 2000-related failures, these activities would be interrupted and could have a material adverse effect on SAFECO's results of operations.

   SAFECO has completed an assessment of Year 2000 issues in connection with its computer systems and the technology embedded in the equipment it uses.
   SAFECO has been modifying and replacing portions of its software since 1995 so that its systems will function properly with respect to dates in the year 2000 and thereafter. In addition, SAFECO is engaged in a regular program of testing and running the systems once Year 2000 programming changes have been made. This testing includes trials at SAFECO's hot site, a location provided and maintained by a third party separate from any SAFECO facility. SAFECO believes that its program to address Year 2000 issues is comprehensive and on schedule.

   The total Year 2000 compliance cost for SAFECO is currently estimated at approximately $17 million and as of December 31, 1998 SAFECO has incurred approximately $16 million of that amount. These estimated amounts include both modification costs, which are expensed as incurred, and certain replacement systems costs, some of which are capitalized and amortized. Approximately 90% of SAFECO's existing systems have been internally verified as being Year 2000 ready at January 31, 1999. SAFECO's objective is to have substantially all of its systems Year 2000 ready by March 31, 1999, with the last mission-critical system expected to be Year 2000 ready in August 1999. The program of testing and running the systems after Year 2000 programming changes have been made is currently in process and expected to continue through 1999. SAFECO also intends to bring all of its mainframe systems down on December 31, 1999 and bring them back up on January 1, 2000. This will preserve information contained in those systems at December 31, 1999 and permit SAFECO to retrieve and use that information should an unanticipated Year 2000 problem occur. In addition, as a contingency against unanticipated problems on and after January 1, 2000, SAFECO's Information Systems department will be prepared to address on an expedited basis any problems that should arise. Although absolute assurance is not possible, based on our current progress and continuing modifications, SAFECO believes that by January 1, 2000 it will be Year 2000 ready and that Year 2000 issues will not pose significant operational problems for its computer systems.

   SAFECO is also working with its third-party partners and vendors, e.g., its independent insurance agents, local and long distance telephone companies, banks and securities trading firms, to assure that they are on schedule to detect and fix any Year 2000 problems which might affect SAFECO's systems or business processes. SAFECO will assess and attempt to mitigate risks with respect to the failure of any mission-critical third-party partners and vendors to be Year 2000 ready. Failure of such parties to be Year 2000 ready could have a material adverse effect on SAFECO's results of operations.

HYPOTHETICAL ILLUSTRATIONS
OF DEATH BENEFIT, POLICY ACCOUNT VALUE, AND CASH SURRENDER VALUE

The Death Benefit, Policy Account Value and Cash Surrender Value of a policy may change with the investment experience of the portfolios. The following tables show how these amounts might vary over time if the gross annual rate of return on the investments in each portfolio is 0%, 6%, or 12%. The Death Benefit, Policy Account Value and Cash Surrender Value would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. Results will also differ from what is shown in the tables depending on premium allocations and actual rates of return and actual expenses for the portfolios you selected.

Daily charges are made against the assets of the portfolios for assuming mortality and expense risks. The mortality and expense risk charge under the policy is equivalent to an annual effective rate of .70% of the daily net asset value of the portfolios in the Separate Account. This rate is guaranteed in the policy and will not increase. The net investment returns in these tables also reflect a deduction based on an average for the investment management and other expenses charged to all the portfolios in the prior year. In 1998, average expenses were equivalent to an annual effective rate of .67% for investment management fees and .16% for direct operating expenses. Considering the mortality and expense risk charge and average portfolio expenses in 1998, gross annual rates of return of 0%, 6% and 12%, correspond to net investment experience at constant annual rates of -1.53%, 4.47% and 10.47% respectively.

Actual portfolio expenses may vary from year to year and may be reduced or partially reimbursed under agreements with portfolios' advisers. These agreements may be contractual or voluntary. If voluntary, the reimbursement could be discontinued at any time. This may result in higher expenses, which in turn adversely affects net investment performance and policy values. (See Separate Account SL Fee Table in this prospectus and the prospectuses for the portfolios.)

In addition to expense charges, the tables reflect deductions for cost of insurance and the monthly administrative charge at both the current rates and the maximum rates guaranteed in the policies. The tables are for preferred and standard risk, male non-smokers, age 45. Results would be lower if the insured were in a substandard risk classification or did not qualify for the non-smoker rate. Current tables assume that the monthly administrative charge remains constant at $5.00. Guaranteed tables use the maximum guaranteed monthly administrative charge of $8.00. The tables also assume deduction of premium tax based on 2.1% of premiums. Actual premium tax may be higher or lower depending on your state. The tables assume that planned premium payments are paid at the beginning of each policy year, no loans or withdrawals have been made, and that the policy owner has not requested an increase or decrease in the face amount. The difference between the Policy Account Value and the Cash Surrender Value in the first ten years reflects the surrender charge.

SAFECO Life does not currently make any charge for federal taxes. If SAFECO Life charged for those taxes, it would take a higher gross rate of return to produce net investment returns of 0%, 6% or 12%.

The second column of each table shows what would happen if an amount equal to the planned premiums were invested outside of the policy at 5% annualized interest. This assumed rate is neither guaranteed nor a current rate for any particular investment. These tables show that the cost of surrendering a policy in the early years is relatively high.

INDIVIDUAL ILLUSTRATIONS. You may request a comparable illustration based on the proposed insured's age, sex, smoking classification and underwriting classification for a requested face amount of insurance and planned premiums. An individual illustration is also provided for any policy you may purchase.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE
                              PREFERRED NON-SMOKER

Initial Face Amount:                $  250,000          Annual Planned Premium(1):          $ 4,000.00
Death Benefit Option:                        A          Issue Age:                                  45
Death Benefits Payable to
 Age:                                       95          Premiums Payable to Age:                    95

--------------------------------------------------------------------------------

                      RESULTS ASSUMING CURRENT CHARGES(2)

            Assuming Hypothetical Gross Annual Investment Return of:

END OF    ACCUM                POLICY      CASH                 POLICY      CASH                 POLICY      CASH
POLICY   PREMIUM     DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER
 YEAR   (5% INT)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE

                                0.00%                            6.00%                           12.00%
                   -------------------------------  -------------------------------  -------------------------------
                   -------------------------------  -------------------------------  -------------------------------
  1      4,200     250,000     2,901      1,701     250,000     3,105      1,905     250,000     3,310      2,110
  2      8,610     250,000     5,903      4,343     250,000     6,500      4,940     250,000     7,122      5,562
  3      13,241    250,000     8,793      6,873     250,000     9,980      8,060     250,000     11,268     9,348
  4      18,103    250,000     11,600     9,455     250,000     13,579     11,434    250,000     15,813     13,668
  5      23,208    250,000     14,347    12,202     250,000     17,324     15,179    250,000     20,823     18,678
  6      28,568    250,000     17,039    14,894     250,000     21,228     19,083    250,000     26,355     24,210
  7      34,196    250,000     19,657    17,941     250,000     25,278     23,562    250,000     32,446     30,730
  8      40,106    250,000     22,204    20,917     250,000     29,486     28,199    250,000     39,161     37,874
  9      46,312    250,000     24,686    23,828     250,000     33,863     33,005    250,000     46,574     45,716
  10     52,827    250,000     27,105    26,676     250,000     38,422     37,993    250,000     54,767     54,338
  11     59,669    250,000     29,394    29,394     250,000     43,104     43,104    250,000     63,762     63,762
  12     66,852    250,000     31,535    31,535     250,000     47,900     47,900    250,000     73,640     73,640
  13     74,395    250,000     33,521    33,521     250,000     52,812     52,812    250,000     84,501     84,501
  14     82,314    250,000     35,338    35,338     250,000     57,836     57,836    250,000     96,456     96,456
  15     90,630    250,000     36,974    36,974     250,000     62,967     62,967    250,000    109,631    109,631
  16     99,361    250,000     38,413    38,413     250,000     68,206     68,206    250,000    124,177    124,177
  17    108,530    250,000     39,651    39,651     250,000     73,557     73,557    250,000    140,270    140,270
  18    118,156    250,000     40,677    40,677     250,000     79,027     79,027    250,000    158,114    158,114
  19    128,264    250,000     41,476    41,476     250,000     84,617     84,617    250,000    177,942    177,942
  20    138,877    250,000     42,030    42,030     250,000     90,330     90,330    250,000    200,025    200,025
Age 75  297,195    250,000     18,732    18,782     250,000    160,861    160,861    690,596    657,711    657,711

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE
                              PREFERRED NON-SMOKER

Initial Face Amount:                $  250,000          Annual Planned Premium(1):          $ 4,000.00
Death Benefit Option:                        A          Issue Age:                                  45
Death Benefits Payable to
 Age:                                       95          Premiums Payable to Age:                    95

--------------------------------------------------------------------------------

                     RESULTS ASSUMING GUARANTEED CHARGES(2)

            Assuming Hypothetical Gross Annual Investment Return of:

END OF    ACCUM                POLICY      CASH                 POLICY      CASH                 POLICY      CASH
POLICY   PREMIUM     DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER
 YEAR   (5% INT)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE

                                0.00%                            6.00%                           12.00%
                   -------------------------------  -------------------------------  -------------------------------
                   -------------------------------  -------------------------------  -------------------------------
  1      4,200     250,000     2,677      1,477     250,000     2,874      1,674     250,000     3,072      1,872
  2      8,610     250,000     5,498      3,938     250,000     6,068      4,508     250,000     6,663      5,103
  3      13,241    250,000     8,213      6,293     250,000     9,342      7,422     250,000     10,569     8,649
  4      18,103    250,000     10,815     8,670     250,000     12,693     10,548    250,000     14,815     12,670
  5      23,208    250,000     13,304    11,159     250,000     16,122     13,977    250,000     19,437     17,292
  6      28,568    250,000     15,670    13,525     250,000     19,622     17,477    250,000     24,468     22,323
  7      34,196    250,000     17,903    16,187     250,000     23,188     21,472    250,000     29,944     28,228
  8      40,106    250,000     19,992    18,705     250,000     26,811     25,524    250,000     35,905     34,618
  9      46,312    250,000     21,920    21,062     250,000     30,479     29,621    250,000     42,392     41,534
  10     52,827    250,000     23,677    23,248     250,000     34,183     33,754    250,000     49,459     49,030
  11     59,669    250,000     25,245    25,245     250,000     37,911     37,911    250,000     57,162     57,162
  12     66,852    250,000     26,617    26,617     250,000     41,659     41,659    250,000     65,576     65,576
  13     74,395    250,000     27,783    27,783     250,000     45,420     45,420    250,000     74,786     74,786
  14     82,314    250,000     28,727    28,727     250,000     49,186     49,186    250,000     84,886     84,886
  15     90,630    250,000     29,418    29,418     250,000     52,933     52,933    250,000     95,976     95,976
  16     99,361    250,000     29,835    29,835     250,000     56,646     56,646    250,000    108,182    108,182
  17    108,530    250,000     29,948    29,948     250,000     60,306     60,306    250,000    121,650    121,650
  18    118,156    250,000     29,709    29,709     250,000     63,875     63,875    250,000    136,543    136,543
  19    128,264    250,000     29,068    29,068     250,000     67,320     67,320    250,000    153,064    153,064
  20    138,877    250,000     27,984    27,984     250,000     70,612     70,612    250,000    171,463    171,463
Age 75  297,195                                     250,000     80,788     80,788    589,998    561,903    561,903

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE
                              STANDARD NON-SMOKER

Initial Face Amount:                $  250,000          Annual Planned Premium(1):          $ 4,000.00
Death Benefit Option:                        A          Issue Age:                                  45
Death Benefits Payable to
 Age:                                       95          Premiums Payable to Age:                    95

--------------------------------------------------------------------------------

                      RESULTS ASSUMING CURRENT CHARGES(2)
            Assuming Hypothetical Gross Annual Investment Return of:

END OF    ACCUM                POLICY      CASH                 POLICY      CASH                 POLICY      CASH
POLICY   PREMIUM     DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER
 YEAR   (5% INT)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE

                                0.00%                            6.00%                           12.00%
                   -------------------------------  -------------------------------  -------------------------------
                   -------------------------------  -------------------------------  -------------------------------
  1      4,200     250,000     2,725      1,525     250,000     2,923      1,723     250,000     3,122      1,922
  2      8,610     250,000     5,580      4,020     250,000     6,156      4,596     250,000     6,757      5,197
  3      13,241    250,000     8,331      6,411     250,000     9,472      7,552     250,000     10,712     8,792
  4      18,103    250,000     10,990     8,845     250,000     12,889     10,744    250,000     15,035     12,890
  5      23,208    250,000     13,600    11,455     250,000     16,454     14,309    250,000     19,811     17,666
  6      28,568    250,000     16,165    14,020     250,000     20,177     18,032    250,000     25,092     22,947
  7      34,196    250,000     18,663    16,947     250,000     24,045     22,329    250,000     30,914     29,198
  8      40,106    250,000     21,102    19,815     250,000     28,072     26,785    250,000     37,342     36,055
  9      46,312    250,000     23,483    22,625     250,000     32,267     31,409    250,000     44,445     43,587
  10     52,827    250,000     25,806    25,377     250,000     36,639     36,210    250,000     52,300     51,871
  11     59,669    250,000     28,003    28,003     250,000     41,129     41,129    250,000     60,926     60,926
  12     66,852    250,000     30,040    30,040     250,000     45,712     45,712    250,000     70,385     70,385
  13     74,395    250,000     31,908    31,908     250,000     50,386     50,386    250,000     80,770     80,770
  14     82,314    250,000     33,595    33,595     250,000     55,148     55,148    250,000     92,190     92,190
  15     90,630    250,000     35,088    35,088     250,000     59,995     59,995    250,000    104,767    104,767
  16     99,361    250,000     36,370    36,370     250,000     64,920     64,920    250,000    118,640    118,640
  17    108,530    250,000     37,441    37,441     250,000     69,933     69,933    250,000    133,984    133,984
  18    118,156    250,000     38,282    38,282     250,000     75,032     75,032    250,000    150,991    150,991
  19    128,264    250,000     38,882    38,882     250,000     80,220     80,220    250,000    169,888    169,888
  20    138,877    250,000     39,223    39,223     250,000     85,498     85,498    250,000    190,937    190,937
Age 75  297,195    250,000     12,240    12,240     250,000    147,596    147,596    661,539    630,037    630,037

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE
                              STANDARD NON-SMOKER

Initial Face Amount:                $  250,000          Annual Planned Premium(1):          $ 4,000.00
Death Benefit Option:                        A          Issue Age:                                  45
Death Benefits Payable to
 Age:                                       95          Premiums Payable to Age:                    95

--------------------------------------------------------------------------------

                     RESULTS ASSUMING GUARANTEED CHARGES(2)
            Assuming Hypothetical Gross Annual Investment Return of:

END OF    ACCUM                POLICY      CASH                 POLICY      CASH                 POLICY      CASH
POLICY   PREMIUM     DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER
 YEAR   (5% INT)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE

                                0.00%                            6.00%                           12.00%
                   -------------------------------  -------------------------------  -------------------------------
                   -------------------------------  -------------------------------  -------------------------------
  1      4,200     250,000     2,677      1,477     250,000     2,874      1,674     250,000     3,072      1,872
  2      8,610     250,000     5,498      3,938     250,000     6,068      4,508     250,000     6,663      5,103
  3      13,241    250,000     8,213      6,293     250,000     9,342      7,422     250,000     10,569     8,649
  4      18,103    250,000     10,815     8,670     250,000     12,693     10,548    250,000     14,815     12,670
  5      23,208    250,000     13,304    11,159     250,000     16,122     13,977    250,000     19,437     17,292
  6      28,568    250,000     15,670    13,525     250,000     19,622     17,477    250,000     24,468     22,323
  7      34,196    250,000     17,903    16,187     250,000     23,188     21,472    250,000     29,944     28,228
  8      40,106    250,000     19,992    18,705     250,000     26,811     25,524    250,000     35,905     34,618
  9      46,312    250,000     21,920    21,062     250,000     30,479     29,621    250,000     42,392     41,534
  10     52,827    250,000     23,677    23,248     250,000     34,183     33,754    250,000     49,459     49,030
  11     59,669    250,000     25,245    25,245     250,000     37,911     37,911    250,000     57,162     57,162
  12     66,852    250,000     26,617    26,617     250,000     41,659     41,659    250,000     65,576     65,576
  13     74,395    250,000     27,783    27,783     250,000     45,420     45,420    250,000     74,786     74,786
  14     82,314    250,000     28,727    28,727     250,000     49,186     49,186    250,000     84,886     84,886
  15     90,630    250,000     29,418    29,418     250,000     52,933     52,933    250,000     95,976     95,976
  16     99,361    250,000     29,835    29,835     250,000     56,646     56,646    250,000    108,182    108,182
  17    108,530    250,000     29,948    29,948     250,000     60,306     60,306    250,000    121,650    121,650
  18    118,156    250,000     29,709    29,709     250,000     63,875     63,875    250,000    136,543    136,543
  19    128,264    250,000     29,068    29,068     250,000     67,320     67,320    250,000    153,064    153,064
  20    138,877    250,000     27,984    27,984     250,000     70,612     70,612    250,000    171,463    171,463
Age 75  297,195                                     250,000     80,788     80,788    589,998    561,903    561,903

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATIONS

--------------------------------------------------------------------------------

OF VARIATION IN DEATH BENEFIT, POLICY ACCOUNT AND CASH SURRENDER
VALUES IN RELATION TO THE FUNDS' INVESTMENT EXPERIENCE

In order to demonstrate how actual investment experience of the Funds affected the Death Benefits, Policy Account and Cash Surrender Values (policy benefits) of a policy, the following hypothetical illustrations were developed and are based upon the actual experience of the portfolios of the Funds. These illustrations assume that the Separate Account acquired an interest in the portfolios at their inception.

These tables illustrate cost of insurance and expense charges (Policy cost factors) at both the current rates and the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy Year reflect a daily charge against the portfolios. This charge includes a .70% charge against the Separate Account for mortality and expense risks, the effect on each portfolios actual investment experience of the investment management fees and direct operating expenses. These tables also assume deduction of a premium tax rate based on 2.1% of premiums. The tables are for preferred risk male non-smoker age
45. Planned premium payments are assumed to be paid at the beginning of each Policy Year.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                      FIDELITY'S VIP MONEY MARKET DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1983          250,000        3,241         2,041       250,000        3,005         1,805
     1984          250,000        6,995         5,435       250,000        6,538         4,978
     1985          250,000       10,807         8,887       250,000       10,125         8,205
     1986          250,000       14,665        12,520       250,000       13,719        11,574
     1987          250,000       18,694        16,549       250,000       17,415        15,270
     1988          250,000       23,157        21,441       250,000       21,439        19,723
     1989          250,000       28,353        27,066       250,000       26,072        24,785
     1990          250,000       33,626        32,768       250,000       30,683        29,825
     1991          250,000       38,548        38,119       250,000       34,863        34,434
     1992          250,000       42,804        42,804       250,000       38,313        38,313
     1993          250,000       46,807        46,807       250,000       41,458        41,458
     1994          250,000       51,329        51,329       250,000       44,987        44,987
     1995          250,000       56,798        56,798       250,000       49,268        49,268
     1996          250,000       62,174        62,174       250,000       53,373        53,373
     1997          250,000       67,757        67,757       250,000       57,552        57,552
     1998          250,000       73,459        73,459       250,000       61,711        61,711

--------------------------------------------------------------------------------

                      FIDELITY'S VIP HIGH INCOME DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1986          250,000        3,532         2,332       250,000        3,286         2,086
     1987          250,000        6,669         5,109       250,000        6,233         4,673
     1988          250,000       10,813         8,893       250,000       10,135         8,215
     1989          250,000       13,122        10,977       250,000       12,266        10,121
     1990          250,000       15,620        13,475       250,000       14,521        12,376
     1991          250,000       25,150        23,434       250,000       23,270        21,554
     1992          250,000       34,545        33,258       250,000       31,800        30,513
     1993          250,000       45,001        44,143       250,000       41,205        40,347
     1994          250,000       46,840        46,411       250,000       42,591        42,162
     1995          250,000       59,870        59,870       250,000       54,056        54,056
     1996          250,000       71,241        71,241       250,000       63,921        63,921
     1997          250,000       86,811        86,811       250,000       77,479        77,479
     1998          250,000       85,126        85,126       250,000       75,541        75,541

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                     FIDELITY'S VIP EQUITY-INCOME DIVISION

    POLICY                     POLICY        CASH                     POLICY         CASH
   YEAR END        DEATH       ACCOUNT     SURRENDER      DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE        VALUE       BENEFIT       VALUE         VALUE
                     BASED UPON CURRENT CHARGES             BASED UPON GUARANTEED CHARGES
     1987          250,000        2,891        1,691      250,000        2,667         1,467
     1988          250,000        7,395        5,835      250,000        6,912         5,352
     1989          250,000       12,241       10,321      250,000       11,478         9,558
     1990          250,000       12,742       10,597      250,000       11,904         9,759
     1991          250,000       20,704       18,559      250,000       19,295        17,150
     1992          250,000       27,607       25,891      250,000       25,602        23,886
     1993          250,000       36,049       34,762      250,000       33,261        31,974
     1994          250,000       41,537       40,679      250,000       38,093        37,235
     1995          250,000       59,989       59,560      250,000       54,723        54,294
     1996          250,000       71,630       71,630      250,000       64,987        64,987
     1997          250,000       95,230       95,230      250,000       86,038        86,038
     1998          250,000      109,053      109,053      250,000       98,178        98,178

--------------------------------------------------------------------------------

                         FIDELITY'S VIP GROWTH DIVISION

    POLICY                     POLICY        CASH                     POLICY        CASH
   YEAR END        DEATH       ACCOUNT     SURRENDER      DEATH       ACCOUNT     SURRENDER
DECEMBER 31ST     BENEFIT       VALUE        VALUE       BENEFIT       VALUE        VALUE
                     BASED UPON CURRENT CHARGES            BASED UPON GUARANTEED CHARGES
     1987          250,000        3,053        1,853      250,000        2,824        1,624
     1988          250,000        7,127        5,567      250,000        6,660        5,100
     1989          250,000       13,431       11,511      250,000       12,607       10,687
     1990          250,000       14,346       12,201      250,000       13,424       11,279
     1991          250,000       25,319       23,174      250,000       23,654       21,509
     1992          250,000       30,808       29,092      250,000       28,650       26,934
     1993          250,000       40,198       38,911      250,000       37,211       35,924
     1994          250,000       42,871       42,013      250,000       39,449       38,591
     1995          250,000       61,915       61,486      250,000       56,673       56,244
     1996          250,000       74,109       74,109      250,000       67,477       67,477
     1997          250,000       94,805       94,805      250,000       85,954       85,954
     1998          250,000      136,030      136,030      250,000      123,013      123,013

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                        FIDELITY'S VIP OVERSEAS DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1988          250,000        3,206         2,006       250,000        2,971         1,771
     1989          250,000        8,020         6,460       250,000        7,512         5,952
     1990          250,000       10,789         8,869       250,000       10,111         8,191
     1991          250,000       14,831        12,686       250,000       13,880        11,735
     1992          250,000       15,734        13,589       250,000       14,638        12,493
     1993          250,000       25,740        24,024       250,000       23,835        22,119
     1994          250,000       29,005        27,718       250,000       26,679        25,392
     1995          250,000       34,860        34,002       250,000       31,829        30,971
     1996          250,000       42,561        42,132       250,000       38,553        38,124
     1997          250,000       50,492        50,492       250,000       45,347        45,347
     1998          250,000       59,868        59,868       250,000       53,348        53,348

--------------------------------------------------------------------------------

                FIDELITY'S VIP II INVESTMENT GRADE BOND DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1989          250,000        3,278         2,078       250,000        3,041         1,841
     1990          250,000        6,751         5,191       250,000        6,307         4,747
     1991          250,000       11,389         9,469       250,000       10,676         8,756
     1992          250,000       15,277        13,132       250,000       14,299        12,154
     1993          250,000       20,190        18,045       250,000       18,827        16,682
     1994          250,000       22,123        20,407       250,000       20,488        18,772
     1995          250,000       29,325        28,038       250,000       26,983        25,696
     1996          250,000       33,083        32,225       250,000       30,201        29,343
     1997          250,000       39,059        38,630       250,000       35,344        34,915
     1998          250,000       45,439        45,439       250,000       40,719        40,719

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                    FIDELITY'S VIP II ASSET MANAGER DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1990          250,000        3,158         1,958       250,000        2,924         1,724
     1991          250,000        7,712         6,152       250,000        7,218         5,658
     1992          250,000       11,982        10,062       250,000       11,239         9,319
     1993          250,000       18,160        16,015       250,000       17,027        14,882
     1994          250,000       19,520        17,375       250,000       18,215        16,070
     1995          250,000       26,241        24,525       250,000       24,356        22,640
     1996          250,000       33,339        32,052       250,000       30,767        29,480
     1997          250,000       43,644        42,786       250,000       40,047        39,189
     1998          250,000       53,378        52,949       250,000       48,679        48,250

--------------------------------------------------------------------------------

                      FIDELITY'S VIP II INDEX 500 DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1993          250,000        3,261         2,061       250,000        3,024         1,824
     1994          250,000        6,383         4,823       250,000        5,957         4,397
     1995          250,000       13,016        11,096       250,000       12,216        10,296
     1996          250,000       19,656        17,511       250,000       18,441        16,296
     1997          250,000       30,097        27,952       250,000       28,183        26,038
     1998          250,000       42,402        40,686       250,000       39,586        37,870

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                FIDELITY'S VIP II ASSET MANAGER: GROWTH DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1995          250,000        3,719         2,519       250,000        3,466         2,266
     1996          250,000        8,216         6,656       250,000        7,708         6,148
     1997          250,000       14,106        12,186       250,000       13,268        11,348
     1998          250,000       20,086        17,941       250,000       18,873        16,728

--------------------------------------------------------------------------------

                     FIDELITY'S VIP II CONTRAFUND DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1995          250,000        4,286         3,086       250,000        4,015         2,815
     1996          250,000        8,986         7,426       250,000        8,452         6,892
     1997          250,000       14,952        13,032       250,000       14,088        12,168
     1998          250,000       23,367        21,222       250,000       22,005        19,860

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                      FIDELITY'S VIP III BALANCED DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1995          250,000        3,403         2,203       250,000        3,162         1,962
     1996          250,000        7,143         5,583       250,000        6,682         5,122
     1997          250,000       12,461        10,541       250,000       11,696         9,776
     1998          250,000       18,167        16,022       250,000       17,039        14,894

--------------------------------------------------------------------------------

                FIDELITY'S VIP III GROWTH OPPORTUNITIES DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1995          250,000        4,041         2,841       250,000        3,778         2,578
     1996          250,000        8,468         6,908       250,000        6,682         5,122
     1997          250,000       15,005        13,085       250,000       14,130        12,210
     1998          250,000       22,442        20,297       250,000       21,228        18,973

--------------------------------------------------------------------------------

                  FIDELITY'S VIP III GROWTH & INCOME DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1997          250,000        3,958         2,758       250,000        3,697         2,497
     1998          250,000        9,215         7,655       250,000        8,664         7,104

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                      LEXINGTON NATURAL RESOURCES DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1992          250,000        3,038         1,838       250,000        2,809         1,609
     1993          250,000        6,803         5,243       250,000        6,352         4,792
     1994          250,000        9,216         7,296       250,000        8,614         6,694
     1995          250,000       14,261        12,116       250,000       13,327        11,182
     1996          250,000       21,891        19,746       250,000       20,406        18,261
     1997          250,000       26,520        24,804       250,000       24,589        22,873
     1998          250,000       23,402        22,115       250,000       21,508        20,221

--------------------------------------------------------------------------------

                      LEXINGTON EMERGING MARKETS DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1995          250,000        2,796         1,596       250,000        2,575         1,375
     1996          250,000        6,318         4,758       250,000        5,888         4,328
     1997          250,000        8,157         6,237       250,000        7,607         5,687
     1998          250,000        7,837         5,962       250,000        7,261         5,116

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                            SAFECO RST BOND DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1988          250,000        3,168         1,968       250,000        2,934         1,734
     1989          250,000        6,973         5,413       250,000        6,516         4,956
     1990          250,000       10,623         8,703       250,000        9,949         8,029
     1991          250,000       15,494        13,349       250,000       14,500        12,355
     1992          250,000       19,646        17,501       250,000       18,312        16,167
     1993          250,000       24,907        23,191       250,000       23,084        21,368
     1994          250,000       26,840        25,553       250,000       24,691        23,404
     1995          250,000       34,973        34,115       250,000       31,936        31,078
     1996          250,000       37,841        37,412       250,000       34,243        33,814
     1997          250,000       43,934        43,934       250,000       39,356        39,356
     1998          250,000       50,659        50,659       250,000       44,944        44,944

--------------------------------------------------------------------------------

                           SAFECO RST EQUITY DIVISION

    POLICY                     POLICY        CASH                     POLICY        CASH
   YEAR END        DEATH       ACCOUNT     SURRENDER      DEATH       ACCOUNT     SURRENDER
DECEMBER 31ST     BENEFIT       VALUE        VALUE       BENEFIT       VALUE        VALUE
                     BASED UPON CURRENT CHARGES            BASED UPON GUARANTEED CHARGES
     1988          250,000        3,817        2,617      250,000        3,561        2,361
     1989          250,000        8,851        7,291      250,000        8,314        6,754
     1990          250,000       11,167        9,247      250,000       10,484        8,564
     1991          250,000       17,997       15,852      250,000       16,892       14,747
     1992          250,000       22,578       20,433      250,000       21,113       18,968
     1993          250,000       32,668       30,952      250,000       30,422       28,706
     1994          250,000       38,642       37,355      250,000       35,806       34,519
     1995          250,000       53,397       52,539      250,000       49,250       48,392
     1996          250,000       70,128       69,699      250,000       64,399       63,970
     1997          250,000       90,995       90,995      250,000       83,227       83,227
     1998          250,000      116,977      116,977      250,000      106,676      106,676

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                           SAFECO RST GROWTH DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1994          250,000        3,335         2,135       250,000        3,096         1,896
     1995          250,000        9,193         7,633       250,000        8,630         7,070
     1996          250,000       16,213        14,293       250,000       15,262        13,342
     1997          250,000       27,876        25,731       250,000       26,249        24,104
     1998          250,000       31,269        29,124       250,000       29,362        27,217

--------------------------------------------------------------------------------

                         SAFECO RST NORTHWEST DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1994          250,000        3,053         1,853       250,000        2,823         1,623
     1995          250,000        6,592         5,032       250,000        6,152         4,592
     1996          250,000       10,808         8,888       250,000       10,120         8,200
     1997          250,000       18,138        15,993       250,000       16,993        14,848
     1998          250,000       21,613        19,468       250,000       20,172        18,027

--------------------------------------------------------------------------------

                       SAFECO RST SMALL COMPANY DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1997          250,000        2,929         1,729       250,000        2,704         1,504
     1998          250,000        4,707         3,147       250,000        4,361         2,801

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                         WANGER U.S. SMALL CAP DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1996          250,000        4,528         3,328       250,000        4,249         3,049
     1997          250,000        9,938         8,378       250,000        9,364         7,804
     1998          250,000       14,055        12,135       250,000       13,245        11,325

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE

                              PREFERRED NON-SMOKER

Initial Face Amount:               $ 250,000  Annual Planned Premium(1):         $4,000.00
Death Benefit Option:                      A  Issue Age:                                45
Death Benefits Payable to Age:            95  Premiums Payable to Age:                  95

--------------------------------------------------------------------------------

                   AMERICAN CENTURY VP INTERNATIONAL DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1995          250,000        3,345         2,145       250,000        3,105         1,905
     1996          250,000        7,374         5,814       250,000        6,901         5,341
     1997          250,000       12,357        10,437       250,000       11,597         9,677
     1998          250,000       18,223        16,078       250,000       17,091        14,946

--------------------------------------------------------------------------------

                     AMERICAN CENTURY VP BALANCED DIVISION

    POLICY                     POLICY         CASH                      POLICY         CASH
   YEAR END        DEATH       ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST     BENEFIT       VALUE         VALUE        BENEFIT       VALUE         VALUE
                      BASED UPON CURRENT CHARGES              BASED UPON GUARANTEED CHARGES
     1992          250,000        2,725         1,525       250,000        2,507         1,307
     1993          250,000        6,258         4,698       250,000        5,830         4,270
     1994          250,000        9,283         7,363       250,000        8,670         6,750
     1995          250,000       14,879        12,734       250,000       13,901        11,756
     1996          250,000       19,958        17,813       250,000       18,584        16,439
     1997          250,000       26,484        24,768       250,000       24,535        22,819
     1998          250,000       33,967        32,680       250,000       31,298        30,011

--------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

NET RATES OF RETURN

The VIP, VIP II, and VIP III Division tables shown earlier in this appendix are based on the investment performance, after actual expenses, of the corresponding VIP, VIP II, and VIP III Portfolios. The average annual total return used in calculating the death benefit, policy account value and cash surrender value for the respective portfolios are listed below. These annual total returns do not account for insurance and administrative charges but are net of the mortality and expense risk charge of 0.70%; and, they are not an estimate or a guarantee of future investment performance.

    CALENDAR YEAR AVERAGE NET ANNUAL TOTAL RETURN (%) FOR THE VIP PORTFOLIOS

                              VIP                   VIP                   VIP
                             MONEY                  HIGH                EQUITY-                 VIP                   VIP
        YEAR                 MARKET                INCOME                INCOME                GROWTH               OVERSEAS
          1983                 8.46
          1984                 9.73
          1985                 7.41
          1986                 6.00                  16.98
          1987                 5.74                   0.52                  -1.83                  2.96
          1988                 6.69                  10.94                  22.01                 14.88                  7.43
          1989                 8.42                  -4.87                  16.64                 30.81                 25.58
          1990                 7.34                  -2.93                 -15.99                -12.43                 -2.37
          1991                 5.39                  34.38                  30.74                 44.81                  7.30
          1992                 3.20                  22.47                  16.19                  8.62                -11.42
          1993                 2.53                  19.70                  17.59                 18.67                 36.65
          1994                 3.55                  -2.34                   6.37                 -0.72                  1.02
          1995                 5.17                  20.02                  34.39                 34.66                  8.98
          1996                 4.71                  13.33                  13.58                 14.01                 12.45
          1997                 4.81                  16.97                  27.41                 22.78                 10.86
          1998                 4.76                  -5.03                  10.93                 38.79                 12.05

  CALENDAR YEAR AVERAGE NET ANNUAL TOTAL RETURN (%) FOR THE VIP II PORTFOLIOS

                             VIP II                VIP II                VIP II                VIP II                VIP II
                           INVESTMENT              ASSET                 INDEX               ASSET MGR:             CONTRA-
        YEAR               GRADE BOND             MANAGER                 500                  GROWTH                 FUND
          1989                  9.56
          1990                  5.51                  6.02
          1991                 15.68                 21.86
          1992                  5.95                 11.01
          1993                 10.26                 20.53                  9.04
          1994                 -4.46                 -6.79                  0.34
          1995                 16.62                 16.26                 36.49                 22.43                 38.92
          1996                  2.49                 13.90                 22.01                 19.34                 20.52
          1997                  8.36                 19.95                 32.12                 24.37                 23.44
          1998                  8.15                 14.35                 27.61                 16.87                 29.28

  CALENDAR YEAR AVERAGE NET ANNUAL TOTAL RETURN (%) FOR THE VIP III PORTFOLIOS


                            VIP III                                     VIP III
                             GROWTH               VIP III               GROWTH &
        YEAR             OPPORTUNITIES            BALANCED               INCOME
        1995                 31.82                 13.22
        1996                 17.57                  9.28
        1997                 29.25                 21.48                 29.39
        1998                 23.91                 16.94                 28.89

The Lexington Natural Resources Trust and Lexington Emerging Markets Fund ("Lexington") Division tables shown earlier in this appendix are based on the investment performance, after actual expenses, of the corresponding Lexington Portfolios. The average annual total return used in calculating the death benefit, policy account value and cash surrender value for the respective Portfolios are listed below. These annual total returns do not account for insurance and administrative charges but are net of the mortality and expense risk charge of 0.70%; and, they are not an estimate or a guarantee of future investment performance.

 CALENDAR YEAR AVERAGE NET ANNUAL TOTAL RETURN (%) FOR THE LEXINGTON PORTFOLIOS

                           LEXINGTON             LEXINGTON
                            NATURAL               EMERGING
        YEAR               RESOURCES              MARKETS
          1992                   2.52
          1993                  10.20
          1994                  -6.08
          1995                  16.17                 -4.63
          1996                  26.19                  6.76
          1997                   6.45                -12.25
          1998                 -20.32                -28.65

The Wanger Advisors Trust ("Wanger") Division tables shown earlier in this appendix are based on the investment performance, after actual expenses, of the corresponding Wanger Portfolios. The average annual total return used in calculating the death benefit, policy account value and cash surrender value for the respective Portfolios are listed below. These annual total returns do not account for insurance and administrative charges but are net of the mortality and expense risk charge of 0.70%; and, they are not an estimate or a guarantee of future investment performance.

  CALENDAR YEAR AVERAGE NET ANNUAL TOTAL RETURN (%) FOR THE WANGER PORTFOLIOS

                             WANGER
                           U.S. SMALL
        YEAR                  CAP
          1996                 45.93
          1997                 28.71
          1998                  7.98

The SAFECO RST Division tables shown earlier in this appendix are based on the investment performance, after actual expenses, of the corresponding SAFECO RST Portfolios. The average annual total return used in calculating the death benefit, policy account value and cash surrender value for the respective Portfolios are listed below. These annual total returns do not account for insurance and administrative charges but are net of the mortality and expense risk charge of 0.70%; and, they are not an estimate or a guarantee of future investment performance.

CALENDAR YEAR AVERAGE NET ANNUAL TOTAL RETURN (%) FOR THE SAFECO RST PORTFOLIOS

                             SAFECO                SAFECO                SAFECO                SAFECO                SAFECO
                              RST                   RST                   RST                   RST                   RST
        YEAR                  BOND                 EQUITY                GROWTH              NORTHWEST             SMALL CO.
          1988                  6.33                 25.28
          1989                 10.60                 26.41
          1990                  5.87                 -5.91
          1991                 13.28                 26.15
          1992                  6.12                  7.36
          1993                  9.85                 27.22
          1994                 -3.63                  8.24                 11.22                  2.95
          1995                 17.17                 27.93                 40.30                  6.72
          1996                 -0.16                 24.09                 31.36                 11.74
          1997                  7.71                 24.15                 43.85                 30.32                    n/a
          1998                  8.20                 24.19                  1.13                  2.19                 -20.65

The American Century Variable Portfolios, Inc. ("ACVP") Division tables shown earlier in this appendix are based on the investment performance, after actual expenses, of the corresponding ACVP Portfolios. The average annual total return used in calculating the death benefit, policy account value and cash surrender value for the respective Portfolios are listed below. These annual total returns do not account for insurance and administrative charges, but are net of the mortality and expense risk charge of 0.70%; and, they are not an estimate or a guarantee of future investment performance.

   CALENDAR YEAR AVERAGE NET ANNUAL TOTAL RETURN (%) FOR THE ACVP PORTFOLIOS

                              ACVP                  ACVP
        YEAR                BALANCED           INTERNATIONAL
        1992                 -6.70
        1993                  7.00
        1994                 -0.10
        1995                 20.40                 11.50
        1996                 11.40                 13.60
        1997                 15.11                 17.93
        1998                 15.07                 18.06

STANDARD AND POOR'S 500
--------------------------------------------------------------------------------
The Standard and Poor's (S&P 500) is a
weighted index of 500 widely held stocks:
400 Industrials, 40 Financial Company
Stocks, 40 Public Utilities, and 20
Transportation stocks, most of which are traded on the New York Stock Exchange. The
S&P 500 is generally regarded as an
accurate composite of the overall stock
market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           STANDARD AND POOR'S 500
1984                        167.24
1985                        211.28
1986                        242.17
1987                        247.08
1988                        277.72
1989                        353.40
1990                        330.22
1991                        417.09
1992                        435.71
1993                        466.45
1994                        459.27
1995                        615.93
1996                        740.74
1997                        970.43
1998                       1229.23

Illustration of Policy Values-
Variable Universal Life

Policy accumulation values are calculated assuming the Standard and Poor's 500 Index annual rates of return on a $250,000 policy, death benefit option A, which was purchased in 1984 by a 45 year old, male, preferred non-smoker. The current schedule of cost of insurance rates were used.

              S&P 500         POLICY            CASH
               ANNUAL        ACCOUNT       SURRENDER       DEATH
     YEAR      RETURN          VALUE           VALUE     BENEFIT
---------  ------------  -----------  --------------  ----------
     1984        6.10%         3,137           2,904     250,000
     1985       31.57%         8,285           6,725     250,000
     1986       18.21%        13,385          11,465     250,000
     1987        5.17%        17,150          15,005     250,000
     1988       16.50%        23,406          21,261     250,000
     1989       31.43%        34,671          32,955     250,000
     1990       -3.19%        36,189          34,902     250,000
     1991       30.55%        51,008          50,150     250,000
     1992        7.68%        57,814          57,385     250,000
     1993       10.00%        66,521          66,521     250,000
     1994        1.32%        69,908          69,908     250,000
     1995       37.51%        99,826          99,826     250,000
     1996       23.25%       126,117         126,117     250,000
     1997       33.35%       171,586         171,586     250,000
     1998       28.58%       223,883         223,883     291,048

1) Assumes an annual $4000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE STANDARD AND POOR'S INDEX RATES SHOWN ABOVE FOR THE LAST 15 YEARS IS A DEMONSTRATION OF A WEIGHTED AVERAGE OF 500 WIDELY HELD STOCKS. IT SHOULD NOT BE DEEMED A REPRESENTATION OF FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE SIZE OF THE POLICY, ACTUAL PREMIUMS PAID, AND COST OF INSURANCE. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

LONG TERM MARKET TRENDS
--------------------------------------------------------------------------------

The information below covering the period of 1926-1998 an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation-adjusted) returns. The information is provided because the policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past and may experience in the future. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1998. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small company stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks gained the most over the entire period. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with approximately 20-year maturity), which exposed the holder to less risk, grew less.

The lowest risk strategy over the entire period was to buy U.S. Treasury bills. Since Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926-1998 period.

[Graph appears here showing the growth of a dollar invested in large company stocks, small company stocks, long-term government bonds, Treasury bills and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1998]

Source: Stocks, Bonds, Bills and Inflation-Registered Trademark- 1999 Yearbook, -C-1999 Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

                                 POLICY DIAGRAM

                                PREMIUM PAYMENTS

                           - You can vary the amount
                               and the frequency.
                                       /

                               PREMIUM ALLOCATION

                    You direct premium, less state premium
                    tax if applicable, to be invested in the
                    fixed account and/or to the portfolios
                    managed by:

                    - Fidelity Management & Research Company

                    - Lexington Management Corporation

                    - SAFECO Asset Management Company

                    - Wanger Asset Management Company, L.P.

                    - American Century Investment
                      Management, Inc.
                                       /

                                    EXPENSES

         - Monthly charge for cost of insurance and cost of any riders.

         - Charge for administrative expenses of $25.00 each month for the first year, $5.00 each month thereafter.

         - Daily charge, at an annual rate of 0.70% from the portfolios for mortality and expense risks. This charge is not deducted from the fixed account.

         - Investment advisory fees and fund expenses are deducted from each portfolio.
                                       /

                                    BENEFITS

         LIVING BENEFITS:

         - Policy loans are available during the first 10 policy years at 2% net interest.

         - Preferred policy loans and all loans following the tenth policy anniversary have a zero net interest rate.

         - You can surrender the policy at any time for its value.

         - You can make withdrawals after the first policy anniversary (subject to certain restrictions). The death benefit will be reduced by the amount of the withdrawal.

         RETIREMENT PLANNING:

         - You can supplement retirement income by making scheduled loans and/or withdrawals.

         DEATH BENEFITS:

         - Death benefits are income tax free to the beneficiary.

         - Lifetime income to the beneficiary is available in a variety of settlement options.

         - A Guaranteed Death Benefit Endorsement may be added to certain policies.

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